UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07742

Exact name of registrant as specified in charter:	Voyageur Mutual Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2010

Item 1. Reports to Stockholders

Annual report Delaware Tax-Free Minnesota Fund Delaware Tax-Free Minnesota Intermediate Fund Delaware Minnesota High-Yield Municipal Bond Fund August 31, 2010 Fixed income mutual funds
This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund.

The figures in the annual report for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund prospectus contains this and other important information about the Funds. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at www.delawareinvestments.com.

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Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Portfolio management review	1
Performance summaries	6
Disclosure of Fund expenses	16
Sector allocations	19
Statements of net assets	22
Statements of operations	50
Statements of changes in net assets	52
Financial highlights	58
Notes to financial statements	76
Report of independent registered
public accounting firm	90
Other Fund information	91
Board of trustees/directors and
officers addendum	92
About the organization	102

Unless otherwise noted, views expressed herein are current as of August 31, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Minnesota Municipal Bond Funds	September 7, 2010

Performance preview (for the year ended August 31, 2010)
Delaware Tax-Free Minnesota Fund (Class A shares)	1-year return	+8.66%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper Minnesota Municipal Debt Funds Average	1-year return	+10.08%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Minnesota Fund, please see the table on page 6.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
The Lipper Minnesota Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Minnesota (double tax-exempt) or a city in Minnesota (triple tax-exempt).
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Minnesota Intermediate Fund (Class A shares)	1-year return	+7.96%
Barclays Capital 3–15 Year Blend Municipal Bond Index (benchmark)	1-year return	+8.99%
Lipper Other States Intermediate Municipal Debt Funds Average	1-year return	+7.54%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Minnesota Intermediate Fund, please see the table on page 9.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
The Lipper Other States Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years and are exempt from taxation on a specified city or state basis.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Minnesota High-Yield Municipal Bond Fund (Class A shares)	1-year return	+12.46%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper Minnesota Municipal Debt Funds Average	1-year return	+10.08%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Minnesota High-Yield Municipal Bond Fund, please see the table on page 12.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
The Lipper Minnesota Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Minnesota (double tax-exempt) or a city in Minnesota (triple tax-exempt).
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

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Portfolio management review
Delaware Minnesota Municipal Bond Funds

Economic environment

The Funds’ fiscal year, which ended Aug. 31, 2010, was one of continued economic challenges. When the period began, however, financial markets were bolstered by a broad-based sense of optimism about the economy:
  During the third quarter of 2009, the U.S. economy, as measured by gross domestic product (GDP), rose by an annualized 1.6%, marking the economy’s first quarterly expansion in more than a year.
  Growth in the fourth quarter of 2009 was even stronger. Annualized GDP expansion of 5.0% during those three months represented the fastest quarterly growth for the U.S. economy since early 2006. Source: U.S. Commerce Department.
As the reporting period progressed, however, indications began to mount that the U.S. economic environment was slowing once again. For example:
  Unemployment in the United States remained stubbornly high. The jobless rate peaked at 10.1% in October 2009 and finished the Fund’s fiscal period at a still-elevated 9.6%. (Source: U.S. Labor Department.)
  The rate of expansion in GDP decreased to 3.7% in the first three months of 2010, followed by a sluggish 1.6% in the year’s second quarter. This trend led some economists to worry about the potential for a “double-dip” recession. (Source: U.S. Commerce Department.)
  Investors focused their attention on the high levels of sovereign debt across the developed world (and particularly in Greece), fearing that reductions in government spending could exacerbate declining economic growth.
  The U.S. housing market, weighed down by significant foreclosure activity and declining sales, continued to struggle.
Encouragingly, inflation remained low throughout the reporting period, with the Consumer Price Index rising by just 1.2% for the 12 months ending July 31, 2010 (the most recent data available as this report was being prepared). With inflation well under control, the Federal Reserve Board (the Fed) kept its benchmark short-term interest rate under 1% where it has stood since the depths of the financial crisis in late 2008. The low rates were part of the Fed’s ongoing effort to stimulate economic growth — an effort that included a program announced late in the period to buy significant quantities of U.S. government debt.

Minnesota economic environment

We believe Minnesota has a fundamentally sound economy that is not dependent on any one sector. That being said, the state’s fiscal budget was not spared from the lingering effects of the national recession:
  The state’s budget deficit reached $3 billion after the Minnesota Supreme Court ruled that prior budget cuts enacted by the governor were unconstitutional. While the ruling only applied to $5.3 million in prior cuts, political and legal pressure apparently resulted in the restoration of much more funding, thus expanding the deficit. Minnesota lawmakers approved a budget compromise that closed the gap, relying primarily on delaying $1.8 billion in payments to elementary and secondary schools.
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  Preliminary estimates of tax revenues were down 4.3% from the state’s fiscal 2009 and 12.7% from fiscal 2008. The state expects to end fiscal 2011 with a depleted General Fund balance, and is currently projecting a $5.8 billion deficit in the 2012-2013 biennium. (Data: www.bls.gov; Minnesota Management & Budget; www.twincities.com; Moody’s Investors Service.)
Broad municipal bond market environment

While the sluggish economic backdrop hampered the U.S. equity market, we believe the effect on the municipal market was relatively muted because of a favorable balance between supply and demand. Despite concerns about state and local government finances, tax-exempt bonds of all maturity lengths and credit-quality ratings gained ground throughout most of the reporting period.

Overall, investor demand for tax-exempt securities remained generally strong, driven in part by a growing expectation of higher income-tax rates in the future, while at the same time, supply of municipal bonds became increasingly limited. A major factor behind this shift between supply and demand can be attributed to the introduction of the Build America Bond program, a feature of the February 2009 federal economic stimulus package. As a result of this program, many bond issues that traditionally would have come to market as tax-exempt municipal bonds were instead issued as taxable debt. This left far fewer new issues in the traditional tax-exempt municipal bond market, providing a very positive backdrop for the municipal bond asset class and driving the Funds’ returns throughout the fiscal period. (Source: Barclays Capital.)

Although all types of municipal bonds earned positive returns during the reporting period, those with longer maturity dates and lower credit ratings generally outperformed their shorter-maturity and higher-rated counterparts by a wide margin, as investors tended to favor longer-dated securities — despite their higher interest rate risk — for the potential to earn more income.

A similar situation occurred with regard to credit quality. Many investors increasingly exhibited a willingness to buy higher-yielding bonds, even if it meant taking on more credit risk.

Commitment to our longtime approach

In all three Funds profiled in this report, we continued to follow our basic investment philosophy and approach. We believe successful bond investing requires rigorous credit analysis. In our opinion, there is no substitute for thorough credit research. On a bond-by-bond basis, we scrutinize each security the Funds hold — or might consider holding. It is important to us to ensure our comfort level with a bond issue’s financial outlook and to feel confident that any potential risks are likely offset by the income the security provides. Through this strategy, we believe we can find opportunities that other investors with less experience and research diligence might overlook.

Our investment approach often leads us to an increased focus on bonds with credit ratings of BBB and A — which represent the lower tier of the investment grade bond universe — and a relative de-emphasis of higher-rated bonds, such as those rated AAA and AA. We generally feel that there tends to be an opportunity for us to obtain the most value for shareholders from the lower-rated types of investment grade municipal bonds.

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Portfolio management review
Delaware Minnesota Municipal Bond Funds

As the Funds’ fiscal year progressed, our tactics for managing the Funds became more selective as credit spreads narrowed — meaning that the premium paid to investors for buying riskier, lower-rated bonds declined — and bond prices rose. As these trends continued and interest rates on municipal bonds fell during the period, many of the bonds the Funds already held offered considerably higher levels of income than bonds that became available during the reporting period. For example, the Funds had purchased a number of bonds at the peak of the financial crisis, when tax-exempt municipal bond yields were extremely high because of investors’ concerns about the solvency of bond issuers. Careful research allowed us to eventually get comfortable with the credit quality of these issues. As a result, we were able to add some highly rated municipal bonds paying yields that, at the end of the Funds’ fiscal year, were comparable to what lower-rated A and even some BBB securities were offering.

Because bonds in the marketplace were paying the lower prevailing yields, we felt it was important to look at potential new purchases with an even more discerning eye. It often made little sense to us to sell higher-yielding bonds already in a Fund’s portfolio holdings in favor of new bonds reflecting the lower-interest-rate environment. We often said throughout 2010 that new bonds had to “fight their way into the portfolio.” In other words, we had to feel confident that new bonds offered sufficient value opportunities relative to their potential risks.

When we did add new securities to the Funds’ portfolio holdings as a result of Fund inflows (to accommodate cash generated by maturing bonds, for instance) we continued to follow our “bottom-up” investment strategy, carefully evaluating each issuer to become familiar with its financial position and to assess whether the bond’s return potential was commensurate with the risks involved with holding the securities.

Notable sectors and securities

As mentioned above, lower-rated bonds generally outperformed higher-rated issues throughout the majority of the Funds’ fiscal year. As a result, many of the individual bonds that made the strongest performance contributions across all three Funds were lower-rated issues. The best-performing sectors were often those with a significant amount of lower-rated bond issuance.

In a favorable market environment for tax-exempt debt, even the weakest performers tended to earn modestly positive returns during the reporting period. Generally speaking, the bonds that lagged the overall municipal market on a total return basis were those with higher credit ratings (meaning less credit risk) and shorter maturities (meaning less interest rate risk). With interest rates declining, municipal bond investors looked for ways to capture additional levels of income, leading them toward lower-rated, longer-dated bonds and away from higher-rated, shorter-maturity credits.

In Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, the best-performing group was industrial development revenue bonds, a sector that featured a number of securities benefiting from their lower credit ratings and relatively higher yields. Typically, much of the tax-exempt bond issuance that comes to market in Minnesota is of high credit quality,

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so the relative scarcity of lower-rated, higher-yielding bonds helped boost these securities’ performance in a time of strong demand.

In fact, the best individual performer in Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund during the reporting period was a Cloquet, Minnesota, Pollution Control Revenue bond whose interest payments were backed by forest-products company Potlatch Corporation. As many investors apparently became more optimistic about Potlatch’s finances, this lower-rated bond performed well. Another strong portfolio holding in Delaware Minnesota High-Yield Municipal Bond Fund was a Hutchinson, Minnesota, multifamily housing bond. This nonrated bond was supported by the favorable market conditions for riskier, higher-yielding debt.

Delaware Tax-Free Minnesota Fund also saw strong results from its holdings in nonrated continuing care retirement community (CCRC) bonds issued for Apple Valley, Minnesota. CCRCs are residential communities for seniors, ranging from independent-living to skilled-nursing-care facilities. This Minnesota CCRC is an established community with strong occupancy that has done reasonably well from a financial perspective.

Meanwhile, the top-performing sector in Delaware Tax-Free Minnesota Intermediate Fund was hospital bonds, which make up a sizeable portion of the marketplace for tax-exempt debt. The Fund’s leading contributors included a revenue bond issue for Glencoe Regional Health Services, which benefited from its presence in a sector that excelled during the Funds’ fiscal period. In addition, its BBB credit rating (lower medium grade) was a positive in an environment favoring lower-rated securities.

The best-performing security overall in Delaware Tax-Free Minnesota Intermediate Fund was a Puerto Rico sales-tax bond. Bonds issued by U.S. territories are generally fully tax-exempt for residents of all 50 states. Particularly in a state such as Minnesota, with reasonably homogenous bond issuance, we feel that investing in Puerto Rico debt provides a good opportunity to help diversify the Fund’s portfolio. We were attracted to the relatively high yields offered by this bond and generally felt confident about the territory’s financial situation.

As mentioned above, even the weakest-performing bonds in all three Funds posted modestly positive results — an indication of the favorable market conditions witnessed by municipal bond investors during the Funds’ fiscal year. The sector making the smallest performance contribution within the Funds was prerefunded bonds. These bonds have very short maturities, and because they are typically backed by U.S. Treasury bonds (or other high-quality securities), they are considered high in credit quality. In an environment in which investors preferred lower-quality to higher-quality bonds, and longer-dated to shorter-dated issues, prerefunded bonds were somewhat left behind.

In Delaware Tax-Free Minnesota Fund, the weakest contributor to overall total return included prerefunded Chaska, Minnesota, electric revenue bonds due in 2025. Within Delaware Tax-Free Minnesota Intermediate Fund, the weakest contributor to overall return included a Minneapolis / St. Paul airport bond due in January 2020, while Minnesota Community Development Authority bonds coming due in December 2031 brought up the rear in Delaware Minnesota High-Yield Municipal Bond Fund.

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Performance summaries
Delaware Tax-Free Minnesota Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Minnesota Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. Feb. 27, 1984)
Excluding sales charge	+8.66%	+4.34%	+5.37%
Including sales charge	+3.80%	+3.38%	+4.89%
Class B (Est. March 11, 1995)
Excluding sales charge	+7.85%	+3.56%	+4.74%
Including sales charge	+3.85%	+3.29%	+4.74%
Class C (Est. May 4, 1994)
Excluding sales charge	+7.91%	+3.58%	+4.60%
Including sales charge	+6.91%	+3.58%	+4.60%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 6 through 8.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

6

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.95%	1.70%	1.70%
(without fee waivers)
Net expenses	0.95%	1.70%	1.70%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a

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Performance summaries
Delaware Tax-Free Minnesota Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free Minnesota Fund — Class A Shares	$9,550	$16,105

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 6 through 8.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DEFFX	928918101
Class B	DMOBX	928928696
Class C	DMOCX	928918408

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Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Minnesota Intermediate Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. Oct. 27, 1985)
Excluding sales charge	+7.96%	+4.39%	+5.10%
Including sales charge	+4.95%	+3.81%	+4.81%
Class B (Est. Aug. 15, 1995)
Excluding sales charge	+7.14%	+3.52%	+4.65%
Including sales charge	+5.14%	+3.52%	+4.65%
Class C (Est. May 4, 1994)
Excluding sales charge	+7.14%	+3.52%	+4.22%
Including sales charge	+6.14%	+3.52%	+4.22%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 9 through 11.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 2.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. This fee has been contractually limited to 0.15% of average daily net assets from Jan. 1, 2010, through Dec. 31, 2010.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional

9

Performance summaries
Delaware Tax-Free Minnesota Intermediate Fund

information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 2.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately five years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from Jan. 1, 2010, through Dec. 31, 2010. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.97%	1.72%	1.72%
(without fee waivers)
Net expenses	0.87%	1.72%	1.72%
(including fee waivers, if any)
Type of waiver	Contractual	n/a	n/a

10

Performance of a $10,000 investment

Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital 3–15 Year Blend Municipal Bond Index	$10,000	$17,312
Delaware Tax-Free Minnesota Intermediate Fund — Class A Shares	$9,725	$15,973

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 9 through 11.

The chart also assumes $10,000 invested in the Barclays Capital 3–15 Year Blend Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital 3–15 Year Blend Municipal Bond Index, sometimes also referred to as the Barclays Capital 3–15 Year Municipal Bond Index, measures the total return performance of investment grade, U.S. tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DXCCX	928930106
Class B	DVSBX	928928399
Class C	DVSCX	928930205

11

Performance summaries
Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Minnesota High-Yield Municipal Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. June 4, 1996)
Excluding sales charge	+12.46%	+4.46%	+6.01%
Including sales charge	+7.37%	+3.50%	+5.53%
Class B (Est. June 12, 1996)
Excluding sales charge	+11.62%	+3.66%	+5.37%
Including sales charge	+7.62%	+3.40%	+5.37%
Class C (Est. June 7, 1996)
Excluding sales charge	+11.61%	+3.68%	+5.23%
Including sales charge	+10.61%	+3.68%	+5.23%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 12 through 14.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00%

12

to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has voluntarily agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.70% of the Fund’s average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.97%	1.72%	1.72%
(without fee waivers)
Net expenses	0.95%	1.70%	1.70%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary

13

Performance summaries
Delaware Minnesota High-Yield Municipal Bond Fund

Performance of a $10,000 investment

Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Minnesota High-Yield Municipal Bond Fund — Class A Shares	$9,550	$17,102

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 12 through 14.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DVMHX	928928316
Class B	DVMYX	928928290
Class C	DVMMX	928928282

14

Disclosure of Fund expenses
For the six-month period March 1, 2010 to August 31, 2010

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2010 to August 31, 2010.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs, would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

16

Delaware Tax-Free Minnesota Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,043.70	0.93%	$4.79
Class B	1,000.00	1,039.80	1.68%	8.64
Class C	1,000.00	1,040.50	1.68%	8.64
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.52	0.93%	$4.74
Class B	1,000.00	1,016.74	1.68%	8.54
Class C	1,000.00	1,016.74	1.68%	8.54

Delaware Tax-Free Minnesota Intermediate Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,044.30	0.85%	$4.38
Class B	1,000.00	1,040.70	1.70%	8.74
Class C	1,000.00	1,040.70	1.70%	8.74
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class B	1,000.00	1,016.64	1.70%	8.64
Class C	1,000.00	1,016.64	1.70%	8.64

17

Disclosure of Fund expenses

Delaware Minnesota High-Yield Municipal Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,057.60	0.95%	$4.93
Class B	1,000.00	1,052.60	1.70%	8.80
Class C	1,000.00	1,053.60	1.70%	8.80
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.42	0.95%	$4.84
Class B	1,000.00	1,016.64	1.70%	8.64
Class C	1,000.00	1,016.64	1.70%	8.64

*	“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18

Sector allocations
Delaware Tax-Free Minnesota Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	100.25%
Corporate-Backed Revenue Bonds	4.17%
Education Revenue Bonds	6.99%
Electric Revenue Bonds	5.52%
Healthcare Revenue Bonds	24.50%
Housing Revenue Bonds	6.96%
Lease Revenue Bonds	3.22%
Local General Obligation Bonds	18.22%
Pre-Refunded/Escrowed to Maturity Bonds	23.67%
Special Tax Revenue Bonds	1.75%
State General Obligation Bonds	3.01%
Transportation Revenue Bonds	1.87%
Water & Sewer Revenue Bonds	0.37%
Short-Term Investment	0.11%
Total Value of Securities	100.36%
Liabilities Net of Receivables and Other Assets	(0.36%)
Total Net Assets	100.00%

19

Sector allocations
Delaware Tax-Free Minnesota Intermediate Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	98.82%
Corporate-Backed Revenue Bonds	1.48%
Education Revenue Bonds	10.66%
Electric Revenue Bonds	7.61%
Healthcare Revenue Bonds	21.83%
Housing Revenue Bonds	3.58%
Lease Revenue Bonds	2.71%
Local General Obligation Bonds	25.27%
Pre-Refunded/Escrowed to Maturity Bonds	9.01%
Special Tax Revenue Bonds	6.60%
State General Obligation Bonds	3.76%
Transportation Revenue Bonds	3.39%
Water & Sewer Revenue Bonds	2.92%
Short-Term Investments	0.61%
Total Value of Securities	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%

20

Delaware Minnesota High-Yield Municipal Bond Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	98.45%
Corporate-Backed Revenue Bonds	4.22%
Education Revenue Bonds	7.58%
Electric Revenue Bonds	7.08%
Healthcare Revenue Bonds	33.87%
Housing Revenue Bonds	11.25%
Lease Revenue Bonds	2.76%
Local General Obligation Bonds	11.21%
Pre-Refunded/Escrowed to Maturity Bonds	7.23%
Special Tax Revenue Bonds	7.69%
State General Obligation Bonds	1.64%
Transportation Revenue Bond	1.34%
Water & Sewer Revenue Bonds	2.58%
Short-Term Investments	0.60%
Total Value of Securities	99.05%
Receivables and Other Assets Net of Liabilities	0.95%
Total Net Assets	100.00%

21

Statements of net assets
Delaware Tax-Free Minnesota Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 100.25%
Corporate-Backed Revenue Bonds – 4.17%
Cloquet Pollution Control Revenue Refunding
(Potlatch Project) 5.90% 10/1/26	$6,500,000	$6,364,280
Laurentian Energy Authority I Cogeneration Revenue
Series A 5.00% 12/1/21	8,000,000	8,233,600
Sartell Environmental Improvement Revenue Refunding
(International Paper) Series A 5.20% 6/1/27	7,265,000	7,295,731
Seaway Port Authority of Duluth Industrial
Development Dock & Wharf Revenues Refunding
(Cargill Project) Series E 6.125% 11/1/14	4,500,000	4,520,205
		26,413,816
Education Revenue Bonds – 6.99%
Minnesota Colleges & Universities Revenue Fund Series A
5.00% 10/1/22 (AGM)	5,135,000	5,500,047
5.00% 10/1/28	8,900,000	10,015,971
5.00% 10/1/29 (NATL-RE)	5,665,000	6,110,779
Minnesota Higher Education Facilities Authority Revenue
(Augsburg College)
Series 6-C 5.00% 5/1/20	1,250,000	1,298,225
Series 6-J1 5.00% 5/1/36	2,225,000	2,239,574
(Bethel University) Series 6-R 5.50% 5/1/37	2,500,000	2,517,800
(Carleton College)
Series 6-T 5.00% 1/1/28	1,000,000	1,115,050
Series 7-D 5.00% 3/1/40	3,000,000	3,251,490
St. Olaf College Series 7-F 4.50% 10/1/30	2,000,000	2,077,020
(University of St. Thomas)
Series 6-X 5.25% 4/1/39	5,000,000	5,291,700
Series 7-A 5.00% 10/1/39	2,000,000	2,114,300
St. Cloud Housing & Redevelopment Authority Revenue
(State University Foundation Project) 5.00% 5/1/23	2,000,000	2,109,900
University of Minnesota Series C 4.00% 2/1/16	515,000	585,184
		44,227,040
Electric Revenue Bonds – 5.52%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A 5.00% 10/1/30	3,000,000	3,133,860
Minnesota Municipal Power Agency Electric Revenue
5.00% 10/1/35	3,000,000	3,100,410
Series A
5.00% 10/1/34	6,250,000	6,433,250
5.125% 10/1/29	3,000,000	3,138,540

22

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Northern Municipal Power Agency Electric System
Revenue Refunding Series B 4.75% 1/1/20 (AMBAC)	$2,500,000	$2,507,825
Puerto Rico Electric Power Authority Revenue
Series WW 5.50% 7/1/38	4,800,000	5,087,616
Series XX 5.25% 7/1/40	5,000,000	5,242,350
Southern Minnesota Municipal Power Agency Supply
System Revenue Series A
5.25% 1/1/15 (AMBAC)	2,900,000	3,362,492
^Capital Appreciation 4.44% 1/1/25 (NATL-RE)	5,000,000	2,919,150
		34,925,493
Healthcare Revenue Bonds – 24.50%
Aitkin Health Care Facilities Revenue Refunding
(Riverwood Health Care Center) 5.60% 2/1/32	2,100,000	1,972,887
Alexandria Senior Housing Revenue
(Knute Nelson Senior Living)
6.00% 7/1/35	1,500,000	1,536,540
6.20% 7/1/45	2,000,000	2,054,660
Apple Valley Economic Development Authority Health
Care Revenue (Augustana Home St. Paul Project)
Series A 6.00% 1/1/40	2,700,000	2,720,169
Bemidji Health Care Facilities First Mortgage Revenue
(North Country Health Services)
5.00% 9/1/24 (RADIAN)	740,000	745,735
5.00% 9/1/31 (RADIAN)	500,000	497,425
Breckenridge Catholic Health Initiatives
Series A 5.00% 5/1/30	2,500,000	2,586,925
Fergus Falls Health Care Facilities Revenue
(Lake Region Health Care)
5.15% 8/1/35	1,250,000	1,232,675
5.40% 8/1/40	1,000,000	999,950
Maple Grove Health Care System Revenue
(Maple Grove Hospital) 5.25% 5/1/37	2,950,000	2,992,834
Minneapolis Health Care Facilities Revenue
(Jones-Harrison Residence Project) 5.60% 10/1/30	1,050,000	976,994
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 6.625% 11/15/28	3,000,000	3,480,000
Series B 6.50% 11/15/38 (ASSURED GTY)	1,140,000	1,313,907

23

Statements of net assets
Delaware Tax-Free Minnesota Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Minneapolis Health Care System Revenue (continued)
Series D
5.00% 11/15/30 (AMBAC)	$2,500,000	$2,570,125
5.00% 11/15/34 (AMBAC)	4,750,000	4,838,968
Minneapolis National Marrow Donor Program
Project Revenue 4.875% 8/1/25	4,000,000	4,056,240
Minneapolis - St. Paul Housing & Redevelopment
Authority Health Care Revenue
(Children’s Hospital) Series A
5.00% 8/15/30	2,750,000	2,814,075
5.25% 8/15/35	2,085,000	2,176,990
(Health Partners Obligation Group Project)
5.875% 12/1/29	1,000,000	1,018,360
Minnesota Agricultural & Economic
Development Board Revenue
(Benedictine Health Systems) 5.75% 2/1/29	1,895,000	1,819,276
(Essential Remarketing) Series C-1
5.00% 2/15/30 (ASSURED GTY)	5,725,000	6,031,288
5.25% 2/15/23 (ASSURED GTY)	5,000,000	5,670,700
5.50% 2/15/25 (ASSURED GTY)	5,120,000	5,773,363
(Fairview Health Care System)
Un-Refunded Balance Series A
5.75% 11/15/26 (NATL-RE)	180,000	180,162
6.375% 11/15/29	15,000	15,189
Northfield Hospital Revenue 5.375% 11/1/26	3,785,000	3,845,598
Rochester Health Care & Housing Revenue Refunding
(Samaritan Bethany) Series A 7.375% 12/1/41	5,220,000	5,555,437
Rochester Health Care Facilities Revenue
(Mayo Clinic) Remarketing Series D 5.00% 11/15/38	3,240,000	3,457,987
(Olmsted Medical Center) 5.875% 7/1/30	1,850,000	1,910,495
Sartell Health Care Facilities Revenue
(Country Manor Campus) Series A 6.375% 9/1/42	2,435,000	2,480,583
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
5.10% 9/1/25	2,000,000	2,010,560
5.25% 9/1/34	7,000,000	6,943,369
Sherburne County Health Care Facilities Revenue
(Guardian Angels Health Services) 5.55% 10/1/36	1,500,000	1,362,075

24

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
St. Cloud Health Care Revenue
(Centracare Health System Project)
Series A
5.00% 5/1/25	$1,035,000	$1,074,723
5.125% 5/1/30	5,350,000	5,656,716
Series D Remarketing 5.50% 5/1/39 (ASSURED GTY)	6,000,000	6,418,260
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services)
Refunding 5.75% 7/1/39	15,200,000	15,611,463
Series C
5.50% 7/1/23	3,000,000	3,201,120
5.625% 7/1/26	1,925,000	2,016,649
5.75% 7/1/30	5,000,000	5,223,750
St. Paul Housing & Redevelopment Authority
Health Care Facilities Revenue
(Health Partners Obligation Group Project)
5.25% 5/15/36	4,900,000	4,818,121
(Senior Carondelet Village Project)
Series A 6.00% 8/1/42	3,075,000	3,100,738
St. Paul Housing & Redevelopment Authority
Health Care Revenue (Allina Health System)
Series A 5.00% 11/15/18 (NATL-RE)	5,720,000	6,404,970
Series A-1 5.25% 11/15/29	5,605,000	5,897,021
St. Paul Housing & Redevelopment Authority
Hospital Revenue (Health East Project)
6.00% 11/15/30	4,000,000	3,999,560
Series A 5.70% 11/1/15	1,150,000	1,150,449
St. Paul Housing & Redevelopment Authority
Multifamily Housing Revenue Refunding
(Marion Center Project) Series A
5.30% 11/1/30	500,000	457,040
5.375% 5/1/43	500,000	441,715
Stillwater Health Care Revenue (Health System
Obligation Group) 5.00% 6/1/35	1,000,000	1,003,700
Washington County Housing & Redevelopment
Authority Hospital Facilities Revenue
(Health East Project) 5.50% 11/15/27	1,000,000	961,210
		155,078,746

25

Statements of net assets
Delaware Tax-Free Minnesota Fund

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds – 6.96%
Minneapolis Multifamily Housing Revenue
(Bottineau Commons Project)
5.45% 4/20/43 (GNMA) (AMT)	$1,500,000	$1,515,300
(Grant Street Apartments Project) Series A 7.25% 11/1/29	750,000	758,685
(Seward Towers Project) 5.00% 5/20/36 (GNMA)	8,000,000	8,174,640
(Sumner Field) Series A 5.50% 11/20/26 (GNMA) (AMT)	875,000	894,521
(Trinity Apartments) Refunding Series A
6.75% 5/1/21 (HUD)	1,495,000	1,512,566
Minnesota Housing Finance Agency Rental Housing
Revenue Series C-2 5.95% 2/1/15 (AMBAC)	1,490,000	1,493,978
Minnesota Housing Finance Agency (Residential Housing)
Series A 5.30% 7/1/19	425,000	431,311
Series B-1 5.35% 1/1/33 (AMT)	2,450,000	2,460,903
•Series D 4.80% 7/1/38 (AMT)	2,500,000	2,480,850
Series I 4.85% 7/1/38 (AMT)	2,000,000	1,999,880
Series I 5.15% 7/1/38 (AMT)	5,530,000	5,617,153
Series L 5.10% 7/1/38 (AMT)	9,910,000	10,043,091
Series M 4.875% 7/1/37 (AMT)	4,500,000	4,509,135
@ Washington County Housing & Redevelopment
Authority Governmental Revenue Refunding
(Briar Pond Project) Series C 7.25% 8/20/34	915,000	809,674
White Bear Lake Multifamily Revenue Refunding
(Lake Square Apartments) Series A 5.875% 2/1/15 (FHA)	620,000	621,600
Willmar Housing & Redevelopment Authority
Multifamily Housing Revenue
(Highland Apartments) 5.85% 6/1/19 (HUD)	730,000	730,460
		44,053,747
Lease Revenue Bonds – 3.22%
Minneapolis Special School District #001 Series A
5.00% 2/1/18 (AGM)	1,545,000	1,635,243
5.00% 2/1/19 (AGM)	1,535,000	1,624,659
5.00% 2/1/20 (AGM)	1,690,000	1,788,713
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
5.00% 12/1/22	2,500,000	2,681,475
5.25% 12/1/27	3,840,000	3,994,522
Series 3-12 5.125% 12/1/27	3,000,000	3,159,210

26

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
Series 3-11 4.75% 12/1/23	$2,000,000	$2,107,980
Series 3-11 5.00% 12/1/27	2,500,000	2,622,350
Series 9 5.25% 12/1/27	725,000	754,174
		20,368,326
Local General Obligation Bonds – 18.22%
Anoka County Capital Improvement Series A
5.00% 2/1/19	1,270,000	1,560,894
5.00% 2/1/22	500,000	593,630
Brainerd Independent School District #181 Refunding
(School Building) Series A
4.00% 2/1/22	3,255,000	3,587,856
4.00% 2/1/23	5,990,000	6,531,676
Centennial Independent School District #012
Series A 5.00% 2/1/18 (AGM)	1,270,000	1,341,285
Dakota County Capital Improvement
Series A 4.75% 2/1/26	1,000,000	1,007,670
Farmington Independent School District #192 Series B
5.00% 2/1/27 (AGM)	10,705,000	11,531,319
^Capital Appreciation 5.34% 2/1/21 (AGM)	1,500,000	909,135
^Capital Appreciation 5.424% 2/1/20 (AGM)	1,650,000	1,054,779
Hennepin County Series B 4.00% 12/1/20	5,255,000	6,144,934
Lakeville Independent School District #194
Series A 4.75% 2/1/22 (AGM)	6,850,000	7,194,829
^ Mahtomedi Independent School District #832
Capital Appreciation Series B 5.90% 2/1/14 (NATL-RE)	1,540,000	1,481,234
Metropolitan Council Minneapolis-St. Paul
Metropolitan Area Waste Water Treatment
Series B 5.00% 12/1/21	1,200,000	1,375,476
Series C
5.00% 3/1/16	2,440,000	2,926,170
5.00% 3/1/28	5,000,000	5,486,300
Minneapolis Library 5.00% 12/1/25	1,500,000	1,571,580
Morris Independent School District #769 Building
5.00% 2/1/24 (NATL-RE)	4,875,000	5,304,390
Mounds View Independent School District #621 Series A
5.00% 2/1/20 (NATL-RE)	2,970,000	3,165,070
5.375% 2/1/24 (FGIC) (TCRS)	6,170,000	6,289,081

27

Statements of net assets
Delaware Tax-Free Minnesota Fund

		Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
	New Brighton Tax Increment Series A
	5.00% 2/1/27 (NATL-RE)	$1,000,000	$1,108,840
	Osseo Independent School District #279 Series A
	5.00% 2/1/21 (AGM)	3,570,000	3,766,243
	Prior Lake Independent School District #719 Series B
	5.00% 2/1/19 (AGM)	3,145,000	3,549,290
	Ramsey County State Aid Series C 5.00% 2/1/28	1,060,000	1,139,118
	Robbinsdale Independent School District #281
	5.00% 2/1/21 (AGM)	1,310,000	1,387,670
^	Rosemount Independent School District #196
	Capital Appreciation Series B
	5.931% 4/1/11 (AGM)	2,600,000	2,592,746
	5.961% 4/1/12 (AGM)	1,850,000	1,827,911
	6.008% 4/1/13 (AGM)	1,915,000	1,868,197
^	Sartell Independent School District #748
	Capital Appreciation Refunding Series B
	5.976% 2/1/13 (NATL-RE)	540,000	523,201
	6.10% 2/1/15 (NATL-RE)	1,075,000	987,785
	6.15% 2/1/16 (NATL-RE)	1,750,000	1,547,525
^	Sauk Rapids Independent School District #047 Series B
	5.983% 2/1/15 (AGM)	2,700,000	2,128,842
	6.083% 2/1/17 (AGM)	2,245,000	1,566,583
	South Washington County Independent School
	District #833 Series A
	4.75% 2/1/25	2,500,000	2,788,050
	4.75% 2/1/26	3,600,000	3,976,992
	4.75% 2/1/27	2,300,000	2,523,307
	St. Michael Independent School District #885
	5.00% 2/1/20 (AGM)	1,970,000	2,080,576
	5.00% 2/1/27 (AGM)	3,435,000	3,627,807
	St. Peter’s Hospital Series A 5.00% 9/1/24 (NATL-RE)	1,905,000	1,905,000
	Todd Morrison Cass & Wadena Counties Staples United
	Hospital District (Health Care Facilities-Lakewood)
	5.00% 12/1/21	2,000,000	2,139,440
	5.125% 12/1/24	1,000,000	1,060,360
	Willmar (Rice Memorial Hospital Project)
	5.00% 2/1/22 (AGM)	1,000,000	1,087,260
	5.00% 2/1/25 (AGM)	1,000,000	1,039,270
			115,279,321

28

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded/Escrowed to Maturity Bonds – 23.67%
Dakota County Community Development Agency
(Senior Housing Facilities) 5.00% 1/1/21-12	$1,275,000	$1,353,884
Dakota-Washington Counties Housing & Redevelopment
Authority Single Family Residential Mortgage Revenue
8.15% 9/1/16 (GNMA) (NATL-RE) (IBC) (AMT)	405,000	530,364
(Anoka County) 8.45% 9/1/19 (GNMA) (AMT)	9,000,000	12,591,450
(Bloomington Mortgage) Refunding Series B
8.375% 9/1/21 (GNMA) (FHA) (VA) (AMT)	14,115,000	20,040,195
Duluth Economic Development Authority
Health Care Facilities Revenue
(Benedictine Health System - St. Mary’s Hospital)
5.25% 2/15/33-14	10,000,000	11,579,700
5.50% 2/15/23-14	1,000,000	1,166,500
Hennepin County Regional Railroad Authority
5.00% 12/1/31-10	4,030,000	4,078,481
Hopkins Housing & Redevelopment Authority
(Public Works & Fire Station) Series A
5.00% 2/1/23-13 (NATL-RE)	1,210,000	1,342,737
Minneapolis Health Care System Revenue
(Allina Health Systems) Series A 5.75% 11/15/32-12	17,300,000	19,330,155
(Fairview Health Services) Series A 5.625% 5/15/32-12	16,925,000	18,626,978
Minneapolis - St. Paul Metropolitan Airports
Commission Revenue
Series A 5.25% 1/1/32-11 (FGIC)	5,000,000	5,084,150
Series C 5.25% 1/1/32-11 (FGIC)	6,845,000	6,959,517
Minnesota Agricultural & Economic Development Revenue
(Fairview Health Care System)
Series A 6.375% 11/15/29-10	485,000	495,980
Rochester Electric Utilities Revenue 5.25% 12/1/30-10	4,915,000	4,976,044
Southern Minnesota Municipal Power Agency Power
Supply Revenue Series A
5.75% 1/1/18-13	3,790,000	4,132,123
5.75% 1/1/18-13 (AMBAC) (TCRS)	670,000	730,481
5.75% 1/1/18-13 (NATL-RE) (IBC)	1,000,000	1,090,270
Refunding Series B 5.50% 1/1/15 (AMBAC)	990,000	1,036,332
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services) Series B
5.25% 7/1/30-14	9,420,000	10,943,026
5.50% 7/1/25-14	2,000,000	2,342,140

29

Statements of net assets
Delaware Tax-Free Minnesota Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded/Escrowed to Maturity Bonds (continued)
University of Minnesota Series A
5.50% 7/1/21	$12,500,000	$15,574,875
5.75% 7/1/18	3,840,000	4,809,562
Western Minnesota Municipal Power Agency Supply
Revenue Series A 9.75% 1/1/16 (NATL-RE)	715,000	971,428
		149,786,372
Special Tax Revenue Bonds – 1.75%
Hennepin County Sales Tax Revenue
(Second Lien - Ballpark Project) Series B
5.00% 12/15/19	2,100,000	2,494,086
5.00% 12/15/20	1,000,000	1,174,920
5.00% 12/15/24	1,150,000	1,316,210
Minneapolis Tax Increment Revenue Refunding
(St. Anthony Falls Project) 5.75% 2/1/27	1,000,000	958,960
Puerto Rico Sales Tax Financing Sales Tax Revenue
First Subordinate Series A 5.75% 8/1/37	4,760,000	5,102,529
		11,046,705
State General Obligation Bonds – 3.01%
Minnesota State
5.00% 10/1/15	5,000,000	5,975,100
5.00% 8/1/21	2,400,000	2,593,104
Series A 5.00% 12/1/21	5,000,000	6,112,850
Puerto Rico Commonwealth Public Improvement
Refunding Series C 6.00% 7/1/39	4,045,000	4,390,807
		19,071,861
Transportation Revenue Bonds – 1.87%
Minneapolis - St. Paul Metropolitan Airports
Commission Revenue Series A
5.00% 1/1/15 (AMT)	3,095,000	3,447,830
5.00% 1/1/22 (NATL-RE)	2,000,000	2,081,160
5.25% 1/1/16 (NATL-RE)	1,460,000	1,574,902
St. Paul Housing & Redevelopment Authority Parking
Revenue Refunding (Parking Facilities Project)
Series A
5.00% 8/1/30	1,870,000	1,984,014
5.00% 8/1/35	1,500,000	1,550,910
Series B 5.00% 8/1/35	1,145,000	1,173,877
		11,812,693

30

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 0.37%
Minnesota Public Facilities Authority Drinking Water
Revenue Series B 5.25% 3/1/13	$1,000,000	$1,120,310
Minnesota Public Facilities Authority Water Pollution
Control Revenue Refunding Series B
5.00% 3/1/19	1,000,000	1,240,850
		2,361,160
Total Municipal Bonds (cost $592,091,766)		634,425,280

	Number of shares
Short-Term Investment – 0.11%
Money Market Instrument – 0.11%
Federated Minnesota Municipal Cash Trust	723,114	723,114
Total Short-Term Investment (cost $723,114)		723,114

Total Value of Securities – 100.36%
(cost $592,814,880)		635,148,394
Liabilities Net of Receivables and
Other Assets – (0.36%)		(2,282,329)
Net Assets Applicable to 49,686,578
Shares Outstanding – 100.00%		$632,866,065

Net Asset Value – Delaware Tax-Free Minnesota Fund
Class A ($586,651,076 / 46,067,569 Shares)		$12.73
Net Asset Value – Delaware Tax-Free Minnesota Fund
Class B ($7,234,221 / 567,690 Shares)		$12.74
Net Asset Value – Delaware Tax-Free Minnesota Fund
Class C ($38,980,768 / 3,051,319 Shares)		$12.78

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$588,778,170
Distributions in excess of net investment income		(144,194)
Accumulated net realized gain on investments		1,898,575
Net unrealized appreciation of investments		42,333,514
Total net assets		$632,866,065

31

Statements of net assets
Delaware Tax-Free Minnesota Fund

^	Zero coupon security. The rate shown is the yield at the time of purchase.
•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”
@	Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $809,674, which represented 0.13% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

Summary of abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
GNMA — Government National Mortgage Association Collateral
HUD — Housing and Urban Development Section 8
IBC — Insured Bond Certificate
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance
TCRS — Temporary Custodial Receipts
VA — Veterans Administration

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Minnesota Fund
Net asset value Class A (A)	$12.73
Sales charge (4.50% of offering price) (B)	0.60
Offering price	$13.33

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

32

Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 98.82%
Corporate-Backed Revenue Bonds – 1.48%
Laurentian Energy Authority I Cogeneration Revenue
Series A 5.00% 12/1/21	$750,000	$771,900
Minneapolis Community Development Agency (Limited Tax
Common Bond Fund) Series 4 6.20% 6/1/17 (AMT)	870,000	875,707
		1,647,607
Education Revenue Bonds – 10.66%
Minnesota Colleges & Universities Revenue Fund
Series A 5.00% 10/1/28	1,000,000	1,125,390
Minnesota Higher Education Facilities Authority Revenue
(Carleton College)
Series 6-T 4.75% 1/1/23	1,000,000	1,131,620
Series 7-D 5.00% 3/1/30	1,500,000	1,675,290
(Hamline University) Series 7-E 5.00% 10/1/29	250,000	259,008
(Macalester College) Series 6-P 4.25% 3/1/27	750,000	777,810
(St. Johns University) Series 6-U
4.40% 10/1/21	325,000	353,954
4.50% 10/1/23	265,000	284,825
(University of St. Thomas)
Series 5-Y 5.25% 10/1/19	1,590,000	1,742,497
Series 6-X 5.00% 4/1/24	1,000,000	1,097,660
St. Cloud Housing & Redevelopment Authority Revenue
(State University Foundation Project) 5.00% 5/1/23	1,000,000	1,054,950
University of Minnesota
Series A 4.00% 4/1/15	310,000	350,591
Series C 4.00% 2/1/14	250,000	278,128
University of Minnesota Special Purpose Revenue
(State Supported Stadium Debt) 5.00% 8/1/18	1,500,000	1,744,259
		11,875,982
Electric Revenue Bonds – 7.61%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A 5.25% 10/1/25	1,000,000	1,071,670
Minnesota Municipal Power Agency Electric Revenue
5.25% 10/1/21	1,000,000	1,106,170
Northern Municipal Power Agency Electric
System Revenue Series A
5.00% 1/1/13 (ASSURED GTY)	1,200,000	1,314,804
5.00% 1/1/14 (ASSURED GTY)	510,000	576,351
5.00% 1/1/15 (ASSURED GTY)	1,000,000	1,145,840

33

Statements of net assets
Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Puerto Rico Electric Power Authority Revenue
Series XX 5.75% 7/1/36	$2,000,000	$2,171,900
Southern Minnesota Municipal Power Agency
Supply System Revenue Series A 5.25% 1/1/30	1,000,000	1,089,270
		8,476,005
Healthcare Revenue Bonds – 21.83%
Bemidji Health Care Facilities First Mortgage Revenue
(North Country Health Services) 5.00% 9/1/31 (RADIAN)	650,000	646,653
Fergus Falls Health Care Facilities Revenue
(Lake Region Health Care) 4.75% 8/1/25	500,000	507,755
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project) 5.00% 4/1/31	1,000,000	972,400
Minneapolis Health Care System Revenue (Fairview Health
Services) Series A 6.625% 11/15/28	1,500,000	1,740,000
Minneapolis National Marrow Donor Program
Project Revenue 5.00% 8/1/17	1,205,000	1,309,751
Minneapolis - St. Paul Housing & Redevelopment
Authority Health Care Revenue
(Children’s Hospital) Series A 5.25% 8/15/25	1,000,000	1,088,770
(Health Partners Obligation Group Project) 6.00% 12/1/17	850,000	908,489
Minnesota Agricultural & Economic Development Board
Health Care Revenue (Essentia Remarketing) Series C-1
5.50% 2/15/25 (ASSURED GTY)	2,500,000	2,819,024
Moorhead Economic Development Authority
Multifamily Housing Revenue Refunding
(Eventide Lutheran Home Project) 4.70% 6/1/18	475,000	466,802
Rochester Health Care & Housing Revenue
(Samaritan Bethany) Refunding Series A 6.875% 12/1/29	950,000	1,004,093
Rochester Health Care Facilities Revenue
(Olmsted Medical Center) 5.125% 7/1/20	1,000,000	1,069,260
Sartell Health Care Facilities (Country Manor Campus)
Series A 6.125% 9/1/30	845,000	864,029
St. Cloud Health Care Revenue
(Centracare Health System Project)
5.375% 5/1/31 (ASSURED GTY)	1,000,000	1,078,910
Series A 5.125% 5/1/30	1,750,000	1,850,328

34

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
St. Louis Park Health Care Facilities Revenue Refunding
(Park Nicollet Health Services)
5.50% 7/1/29	$1,000,000	$1,030,960
Series C 5.625% 7/1/26	2,500,000	2,619,024
St. Paul Housing & Redevelopment Authority Health
Care Revenue (Allina Health System) Series A-2
5.25% 11/15/28	2,000,000	2,138,339
St. Paul Housing & Redevelopment Authority Hospital
Revenue (Health East Project) Series B 5.85% 11/1/17	1,160,000	1,160,499
St. Paul Housing & Redevelopment Authority Housing &
Health Care Facilities Revenue (Senior Carondelet
Village Project) Series A 6.25% 8/1/30	1,000,000	1,046,700
		24,321,786
Housing Revenue Bonds – 3.58%
Minneapolis Multifamily Housing Revenue Refunding
(Trinity Apartments) Series A 6.75% 5/1/21 (HUD)	1,555,000	1,573,272
Minnesota Housing Finance Agency Residential Housing
•Series D 4.75% 7/1/32 (AMT)	750,000	747,930
Series I 5.10% 7/1/20 (AMT)	645,000	656,700
Series M 4.85% 7/1/31 (AMT)	1,000,000	1,007,410
		3,985,312
Lease Revenue Bonds – 2.71%
Edina Housing & Redevelopment Authority Public Project
Revenue (Appropriate Lease Obligation) 5.125% 2/1/19	1,000,000	1,047,390
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Un-Refunded Balance Series D 5.25% 7/1/36	1,070,000	1,077,158
Virginia Housing & Redevelopment Authority Health
Care Facility Lease Revenue 5.25% 10/1/25	880,000	897,046
		3,021,594
Local General Obligation Bonds – 25.27%
Anoka County Capital Improvements
Series A 4.00% 2/1/17	1,175,000	1,346,538
Series C 5.00% 2/1/27	500,000	561,975
Anoka-Hennepin Independent School District #11
Refunding 5.00% 2/1/17	1,000,000	1,208,780

35

Statements of net assets
Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Big Lake Independent School District #727 Series C Refunding
5.00% 2/1/16 (AGM)	$1,180,000	$1,200,272
5.00% 2/1/17 (AGM)	1,000,000	1,017,180
Brainerd Independent School District #181 Refunding
(School Building) Series A 4.00% 2/1/22	2,500,000	2,755,649
Centennial Independent School District #012 Series A
5.00% 2/1/18 (AGM)	1,000,000	1,056,130
5.00% 2/1/20 (AGM)	750,000	792,098
Dakota County Capital Improvement Series A 4.75% 2/1/17	1,000,000	1,016,890
Duluth Independent School District #709 Revenue
Certificates of Participation Series A 4.25% 2/1/20 (AGM)	1,710,000	1,933,651
Hopkins Independent School District #270 5.125% 2/1/17 (FGIC)	2,000,000	2,115,780
Mankato Independent School District #77 (Formerly
Blue Earth County Independent School District #10)
4.125% 2/1/22	1,000,000	1,111,640
Metropolitan Council Minneapolis-St. Paul Metropolitan
Area Waste Water Treatment Series C
5.00% 3/1/16	560,000	671,580
5.00% 3/1/28	1,000,000	1,097,260
Minneapolis Various Purposes 4.00% 12/1/23	1,500,000	1,614,720
Osseo Independent School District #279 Series A
5.00% 2/1/21 (AGM)	1,500,000	1,582,455
Robbinsdale Independent School District #281
Series A 5.00% 2/1/20	1,850,000	2,276,000
South Washington County Independent School District #833
Series A 4.00% 2/1/22	750,000	818,445
Series B 5.00% 2/1/16 (AGM)	1,560,000	1,663,381
St. Paul Independent School District #625 (School Building)
Series A 4.00% 2/1/15	1,020,000	1,150,366
White Bear Lake Independent School District #624 (Formerly
Joint Independent Consolidated Ramsey County School
District #39 & Washington & Anoka Counties School
District #103) Series B 4.75% 2/1/22	1,000,000	1,152,380
		28,143,170
§Pre-Refunded/Escrowed to Maturity Bonds – 9.01%
Hennepin County Series B 4.75% 12/1/14-10	1,000,000	1,011,330
Minneapolis Health Care System Revenue
(Allina Health Systems) Series A 5.75% 11/15/32-12	1,500,000	1,676,025
(Fairview Health Services) Series A 5.625% 5/15/32-12	1,750,000	1,925,980

36

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded/Escrowed to Maturity Bonds (continued)
Minneapolis -St. Paul Metropolitan Airports Commission
Revenue Series C 5.125% 1/1/20-11 (FGIC)	$750,000	$762,233
Minnesota Public Facilities Authority Water Pollution
Control Revenue Refunding Series C 5.00% 3/1/18-15	1,000,000	1,181,970
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services) Series B 5.50% 7/1/25-14	1,500,000	1,756,605
University of Minnesota Series A
5.75% 7/1/16	1,000,000	1,222,430
5.75% 7/1/18	400,000	500,996
		10,037,569
Special Tax Revenue Bonds – 6.60%
Minneapolis Art Center Facilities Revenue
(Walker Art Center Project) 5.125% 7/1/21	2,250,000	2,324,700
@ Minneapolis Tax Increment Revenue
(Ivy Tower Project) 5.50% 2/1/22	415,000	328,730
Minnesota 911 Revenue (Public Safety Radio
Communication System Project)
4.00% 6/1/14 (ASSURED GTY)	1,370,000	1,530,550
4.25% 6/1/18 (ASSURED GTY)	1,170,000	1,351,104
4.50% 6/1/25 (ASSURED GTY)	1,000,000	1,108,550
Puerto Rico Sales Tax Financing Sales Tax Revenue First
Subordinate Series A
6.125% 8/1/29	250,000	265,160
Ω(Capital Appreciation) 6.75% 8/1/32	510,000	440,722
		7,349,516
State General Obligation Bonds – 3.76%
Minnesota State
Refunding 5.00% 8/1/15	2,000,000	2,382,120
Various Purposes Series A 5.00% 12/1/21	1,000,000	1,222,570
Puerto Rico Commonwealth Public Improvement
Un-Refunded Balance Series B 5.00% 7/1/35	575,000	581,337
		4,186,027
Transportation Revenue Bonds – 3.39%
Minneapolis-St. Paul Metropolitan Airports Commission
5.00% 1/1/13 (AMT)	500,000	540,510
Refunding Series 14 5.50% 1/1/11 (AMT)	750,000	761,513
Refunding Series B 5.00% 1/1/22 (AMT)	1,000,000	1,087,580
Series A 5.00% 1/1/28	1,250,000	1,384,487
		3,774,090

37

Statements of net assets
Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 2.92%
Minnesota Public Facilities Authority Water Pollution
Control Revenue Refunding Series D 5.00% 3/1/14	$1,500,000	$1,729,156
St. Paul Sewer Revenue Series D 5.00% 12/1/20	1,275,000	1,519,048
		3,248,204
Total Municipal Bonds (cost $102,972,266)		110,066,862

	Number of shares
Short-Term Investments – 0.61%
Money Market Instrument – 0.16%
Federated Minnesota Municipal Cash Trust	183,602	183,602
		183,602

	Principal amount
Variable Rate Demand Note – 0.45%
• Brooklyn Center Revenue Refunding (Brookdale II Project)
0.25% 12/1/14 (LOC – U.S. Bank N.A.)	$500,000	500,000
		500,000
Total Short-Term Investments (cost $683,602)		683,602

Total Value of Securities – 99.43%
(cost $103,655,868)		110,750,464
Receivables and Other Assets
Net of Liabilities – 0.57%		636,517
Net Assets Applicable to 9,858,986
Shares Outstanding – 100.00%		$111,386,981

Net Asset Value – Delaware Tax-Free Minnesota Intermediate Fund
Class A ($96,567,614 / 8,549,679 Shares)		$11.29
Net Asset Value – Delaware Tax-Free Minnesota Intermediate Fund
Class B ($170,640 / 15,064 Shares)		$11.33
Net Asset Value – Delaware Tax-Free Minnesota Intermediate Fund
Class C ($14,648,727 / 1,294,243 Shares)		$11.32

38

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$105,025,082
Undistributed net investment income	2,522
Accumulated net realized loss on investments	(735,219)
Net unrealized appreciation of investments	7,094,596
Total net assets	$111,386,981

@	Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $328,730, which represented 0.30% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
§
Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
HUD — Housing and Urban Development Section 8
LOC — Letter of Credit
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Minnesota Intermediate Fund
Net asset value Class A (A)	$11.29
Sales charge (2.75% of offering price) (B)	0.32
Offering price	$11.61

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

39

Statements of net assets
Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 98.45%
Corporate-Backed Revenue Bonds – 4.22%
Cloquet Pollution Control Revenue Refunding
(Potlatch Project) 5.90% 10/1/26	$1,700,000	$1,664,504
Laurentian Energy Authority I Cogeneration Revenue
Series A 5.00% 12/1/21	1,750,000	1,801,100
Puerto Rico Ports Authority Revenue Special Facilities
(American Airlines) Series A 6.25% 6/1/26 (AMT)	1,390,000	1,192,968
Sartell Environmental Improvement Revenue Refunding
(International Paper) Series A 5.20% 6/1/27	1,750,000	1,757,403
		6,415,975

Education Revenue Bonds – 7.58%
Baytown Township Lease Revenue
(St. Croix Preparatory Academy) Series A 7.00% 8/1/38	500,000	511,525
Minnesota Higher Education Facilities Authority Revenue
(Augsburg College)
Series 6-C 5.00% 5/1/23	700,000	716,177
Series 6-J1 5.00% 5/1/36	1,000,000	1,006,550
(Bethel University) Series 6-R 5.50% 5/1/37	1,500,000	1,510,680
(Macalester College) Series 6-P 4.25% 3/1/32	1,000,000	1,011,610
(St. John’s University) Series 6-U 4.75% 10/1/33	825,000	848,678
(St. Olaf) Series 6-O
4.50% 10/1/32	1,000,000	1,002,290
5.00% 10/1/22	1,000,000	1,103,990
(University of St. Thomas)
Series 6-I 5.00% 4/1/23	1,500,000	1,636,455
Series 7-A 5.00% 10/1/39	1,000,000	1,057,150
University of Minnesota Series A 5.125% 4/1/34	1,000,000	1,102,170
		11,507,275

Electric Revenue Bonds – 7.08%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A 5.25% 10/1/25	1,000,000	1,071,670
Minnesota Municipal Power Agency Electric Revenue
Series A 5.00% 10/1/34	2,750,000	2,830,630
Northern Municipal Power Agency Electric System Revenue
Refunding Series A
5.00% 1/1/16 (ASSURED GTY)	1,200,000	1,395,072
5.00% 1/1/18 (ASSURED GTY)	1,000,000	1,176,790

40

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Puerto Rico Electric Power Authority Revenue
Series XX 5.25% 7/1/40	$1,665,000	$1,745,703
Southern Minnesota Municipal Power Agency Supply
System Revenue Series A 5.25% 1/1/16 (AMBAC)	1,000,000	1,176,340
Western Minnesota Municipal Power Agency Supply
Revenue Series A 5.00% 1/1/30 (NATL-RE)	1,335,000	1,363,796
		10,760,001

Healthcare Revenue Bonds – 33.87%
Aitkin Health Care Facilities Revenue Refunding
(Riverwood Health Care Center) 5.50% 2/1/24	700,000	700,616
Anoka County Housing & Redevelopment Authority
Revenue Series A 6.875% 5/1/40	1,000,000	1,031,910
Apple Valley Economic Development Authority
Health Care Revenue
(Augustanna Home St. Paul Project)
Series A 5.80% 1/1/30	1,000,000	1,008,570
Bemidji Health Care Facilities First Mortgage Revenue
(North Country Health Services)
5.00% 9/1/31 (RADIAN)	1,350,000	1,343,048
Refunding 5.00% 9/1/20	1,150,000	1,207,684
Breckenridge Catholic Health Initiatives
Series A 5.00% 5/1/30	2,000,000	2,069,540
Detroit Lakes Housing & Health Facilities
Revenue Refunding (Mankato Lutheran Homes)
Series D 5.50% 8/1/21	500,000	500,095
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project)
5.00% 4/1/20	1,100,000	1,129,271
5.00% 4/1/31	1,965,000	1,910,766
Mahtomedi Senior Housing Revenue Refunding
(St. Andrews Village Project) 5.75% 12/1/40	1,000,000	912,190
Maple Grove Health Care Facilities Revenue
(North Memorial Health Care) 5.00% 9/1/35	1,880,000	1,882,463
Maple Grove Health Care System Revenue
(Maple Grove Hospital)
5.25% 5/1/28	2,200,000	2,273,501
5.25% 5/1/37	1,000,000	1,014,520

41

Statements of net assets
Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 6.625% 11/15/28	$1,900,000	$2,203,999
Series B 6.50% 11/15/38 (ASSURED GTY)	250,000	288,138
Series D 5.00% 11/15/34 (AMBAC)	3,000,000	3,056,189
Minneapolis-St. Paul Housing & Redevelopment Authority
(Health Partners Obligation Group Project) 6.00% 12/1/17	525,000	561,125
Minnesota Agricultural & Economic Development Board
Revenue (Benedictine Health Systems) 5.75% 2/1/29	1,000,000	960,040
Moorhead Economic Development Authority Multifamily
Housing Revenue Refunding
(Eventide Project) Series A 5.15% 6/1/29	550,000	511,071
Northfield Hospital Revenue 5.375% 11/1/31	1,000,000	1,004,350
Oak Park Heights Housing Revenue
(Oakgreen Commons Project) 7.00% 8/1/45	1,500,000	1,524,510
Owatonna Senior Housing Revenue
(Senior Living Project) Series A
5.80% 10/1/29	400,000	394,980
6.00% 4/1/41	1,250,000	1,197,688
Rochester Health Care & Housing Revenue
(Samaritan Bethany) Refunding Series A
6.875% 12/1/29	1,000,000	1,056,940
7.375% 12/1/41	375,000	399,098
Sartell Health Care Facilities Revenue
(Country Manor Campus) Series A 6.25% 9/1/36	925,000	940,697
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center) 5.25% 9/1/34	1,000,000	991,910
St. Cloud Health Care Revenue
(Centracare Health System Project)
5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,604,565
Series A 5.125% 5/1/30	1,125,000	1,189,496
St. Louis Park Health Care Facilities Revenue Refunding
(Park Nicollet Health Services)
5.75% 7/1/39	1,500,000	1,540,605
Series C 5.50% 7/1/23	1,000,000	1,067,040
St. Paul Housing & Redevelopment Authority
Health Care Facilities Revenue
(Health Partners Obligation Group Project) 5.25% 5/15/36	1,000,000	983,290
(Senior Carondelet Village Project) Series A 6.00% 8/1/42	770,000	776,445

42

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Health Care
Revenue (Allina Health System)
Series A 5.00% 11/15/18 (NATL-RE)	$1,900,000	$2,127,525
St. Paul Housing & Redevelopment Authority Hospital
Revenue (Health East Project)
6.00% 11/15/25	1,000,000	1,012,800
6.00% 11/15/30	1,000,000	999,890
Series A 5.70% 11/1/15	705,000	705,275
Series B 5.85% 11/1/17	250,000	250,108
St. Paul Housing & Redevelopment Authority Multifamily
Housing Revenue Refunding
(Marion Center Project) Series A 5.375% 5/1/43	1,000,000	883,430
Stillwater Health Care Revenue
(Health System Obligation Group)
5.00% 6/1/25	2,000,000	2,051,840
5.00% 6/1/35	1,000,000	1,003,700
@ Twin Valley Congregate Housing Revenue
(Living Options Project) 5.95% 11/1/28	1,825,000	1,743,368
Winona Health Care Facilities Revenue Refunding
(Winona Health Obligation Group) 5.15% 7/1/31	1,500,000	1,437,045
		51,451,331

Housing Revenue Bonds – 11.25%
Chanhassen Multifamily Housing Revenue Refunding
(Heritage Park Apartments Project)
6.20% 7/1/30 (FHA) (AMT) (HUD)	300,000	300,336
Chaska Multifamily Housing Revenue (West Suburban
Housing Partners Project) 5.875% 3/1/31 (AMT)	1,000,000	830,320
Minneapolis Multifamily Housing Revenue
(Grant Street Apartments Project) Refunding
Series A 7.25% 11/1/29	2,085,000	2,109,144
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	1,265,000	1,265,822
(Trinity Apartments) Refunding
Series A 6.75% 5/1/21 (HUD)	575,000	581,756
Minneapolis-St. Paul Housing Finance Board Single
Family Mortgage (City Living Project)
Series A-2 5.00% 12/1/38 (GNMA) (FNMA) (AMT)	782,218	795,305

43

Statements of net assets
Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Minnesota Housing Finance Agency
(Rental Housing)
Series A 4.875% 8/1/24 (AMT)	$585,000	$590,751
Series A-1 5.00% 8/1/40 (AMT)	2,265,000	2,278,635
(Residential Housing)
Series G 5.00% 7/1/36 (AMT)	1,000,000	1,007,180
Series I 4.85% 7/1/38 (AMT)	1,145,000	1,144,931
Series L 5.10% 7/1/38 (AMT)	1,500,000	1,520,145
Series M 4.875% 7/1/37 (AMT)	2,500,000	2,505,075
(Single Family Mortgage) Series E 6.25% 1/1/23 (AMT)	5,000	5,007
St. Paul Housing & Redevelopment Authority
Multifamily Housing Revenue (Shelby Grotto Housing Project)
5.50% 9/20/44 (AMT) (GNMA) (FHA)	750,000	769,433
Stillwater Multifamily Housing Revenue
(Orleans Homes Project) 5.50% 2/1/42 (AMT)	750,000	623,280
@ Washington County Housing & Redevelopment Authority
Revenue Refunding (Briar Pond Project)
Series B 7.125% 8/20/34	800,000	761,712
		17,088,832

Lease Revenue Bonds – 2.76%
Hibbing Economic Development Authority Revenue
(Public Project - Hibbing Lease Obligation) 6.40% 2/1/12	275,000	275,242
St. Paul Port Authority Lease Revenue (Robert Street Office
Building Project) Series 3-11 5.00% 12/1/27	1,000,000	1,048,940
University of Minnesota Special Purpose Revenue
(State Supported Stadium Debt) 5.00% 8/1/29	2,660,000	2,863,383
		4,187,565

Local General Obligation Bonds – 11.21%
Chaska Independent School District #112
Series A 4.50% 2/1/28 (NATL-RE)	1,000,000	1,058,470
Farmington Independent School District #192
Series B 5.00% 2/1/27 (AGM)	1,000,000	1,077,190
Foley Independent School District #51 (School Building)
Refunding Series A 5.00% 2/1/21	1,105,000	1,246,020
Hopkins Independent School District #270 Facilities
5.00% 2/1/26 (NATL-RE)	1,055,000	1,140,972
Lakeville Independent School District #194
Series A 4.75% 2/1/22 (AGM)	1,000,000	1,050,340

44

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Metropolitan Council Minneapolis-St. Paul Metropolitan
Area Waste Water Treatment
Series B 5.00% 12/1/21	$500,000	$573,115
Series C 5.00% 3/1/28	1,000,000	1,097,260
Minneapolis Various Purposes 4.00% 12/1/23	1,500,000	1,614,720
Moorhead Improvement Series B 5.00% 2/1/33 (NATL-RE)	750,000	777,833
Perham Disposal System 6.00% 5/1/22 (AMT)	1,500,000	1,515,690
South Washington County Independent
School District #833 Series A 4.75% 2/1/27	1,500,000	1,645,635
Todd Morrison Cass & Wadena Counties United
Hospital District (Health Care Facilities-Lakewood)
5.00% 12/1/21	610,000	652,529
5.125% 12/1/24	205,000	217,374
5.25% 12/1/26	1,540,000	1,632,369
White Bear Lake Independent School District #624
(Formerly Joint Independent Consolidated
Ramsey County School District #39 & Washington &
Anoka Counties School District #103)
Series B 4.75% 2/1/22	1,500,000	1,728,570
		17,028,087

§Pre-Refunded/Escrowed to Maturity Bonds – 7.23%
Andover Economic Development Authority Public Facilities
Lease Revenue (Andover Community Center)
5.20% 2/1/34-14	1,000,000	1,110,090
Duluth Economic Development Authority Health
Care Facilities Revenue
(Benedictine Health System - St. Mary’s Hospital)
5.25% 2/15/28-14	1,000,000	1,157,970
5.25% 2/15/33-14	2,250,000	2,605,433
Minneapolis Community Development Agency
Supported Development Revenue
(Limited Tax Common Bond Fund)
Series G-3 5.45% 12/1/31-11	1,000,000	1,062,570
Minneapolis Health Care System Revenue
(Allina Health Systems) Series A 5.75% 11/15/32-12	1,500,000	1,676,025
(Fairview Health Services) Series A 5.625% 5/15/32-12	2,000,000	2,201,120
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services) Series B 5.25% 7/1/30-14	1,000,000	1,161,680
		10,974,888

45

Statements of net assets
Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds – 7.69%
Hennepin County Sales Tax Revenue
(First Lien - Ball Park Project) Series B 5.00% 12/15/24	$1,000,000	$1,150,220
(Second Lien - Ballpark Project) Series B
5.00% 12/15/20	1,500,000	1,762,381
5.00% 12/15/24	1,000,000	1,144,530
Minneapolis Supported Development Revenue
(Limited Tax Common Bond Fund)
Series 2-A 5.00% 6/1/28 (AMT)	1,170,000	1,177,909
Minneapolis Tax Increment Revenue
@(Ivy Tower Project) 5.70% 2/1/29	785,000	563,897
(St. Anthony Falls Project) 5.65% 2/1/27	500,000	474,360
Minnesota 911 Revenue (Public Safety Radio Commission
System Project) 5.00% 6/1/24 (ASSURED GTY)	1,000,000	1,134,160
Puerto Rico Commonwealth Infrastructure Financing
Authority Special Tax Revenue Series B 5.00% 7/1/46	800,000	800,584
Puerto Rico Sales Tax Financing Sales Tax Revenue
First Subordinate Series A 5.75% 8/1/37	790,000	846,848
St. Paul Port Authority (Brownsfields Redevelopment Tax)
Series 2 5.00% 3/1/37	1,500,000	1,581,165
Virgin Islands Public Finance Authority Revenue
(Senior Lien Matching Fund Loan Note)
Series A 5.25% 10/1/24	1,000,000	1,042,420
		11,678,474

State General Obligation Bonds – 1.64%
Minnesota State 5.00% 8/1/21 (AGM)	1,250,000	1,393,062
Puerto Rico Commonwealth Public Improvement
Refunding Series C 6.00% 7/1/39	1,010,000	1,096,345
		2,489,407

Transportation Revenue Bond – 1.34%
Minneapolis - St. Paul Metropolitan Airports Commission
Revenue Series A 5.00% 1/1/28 (NATL-RE)	2,000,000	2,041,780
		2,041,780

Water & Sewer Revenue Bonds – 2.58%
Minnesota Public Facilities Authority Clean Water Revenue
Series B 5.00% 3/1/18	2,000,000	2,450,900
St. Paul Sewer Revenue Series D 5.00% 12/1/19	1,220,000	1,470,429
		3,921,329
Total Municipal Bonds (cost $143,274,492)		149,544,944

46

	Number of shares	Value
Short-Term Investments – 0.60%
Money Market Instrument – 0.40%
Federated Minnesota Municipal Cash Trust	600,795	$600,795
		600,795

	Principal amount
Variable Rate Demand Note – 0.20%
• Minneapolis-St. Paul Housing & Redevelopment Authority
Health Care Revenue (Allina Health System) Series B-1
0.26% 11/15/35 (LOC – JP Morgan Chase Bank)	$300,000	300,000
		300,000
Total Short-Term Investments (cost $900,795)		900,795

Total Value of Securities – 99.05%
(cost $144,175,287)		150,445,739

Receivables and Other Assets
Net of Liabilities – 0.95%		1,449,334

Net Assets Applicable to 14,177,234
Shares Outstanding – 100.00%		$151,895,073

Net Asset Value – Delaware Minnesota High-Yield Municipal Bond Fund
Class A ($119,038,255 / 11,115,048 Shares)		$10.71

Net Asset Value – Delaware Minnesota High-Yield Municipal Bond Fund
Class B ($4,130,374 / 385,136 Shares)		$10.72

Net Asset Value – Delaware Minnesota High-Yield Municipal Bond Fund
Class C ($28,726,444 / 2,677,050 Shares)		$10.73

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$149,800,038
Undistributed net investment income		37
Accumulated net realized loss on investments		(4,175,454)
Net unrealized appreciation of investments		6,270,452
Total net assets		$151,895,073
47

Statements of net assets
Delaware Minnesota High-Yield Municipal Bond Fund

§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”
@	Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $3,068,977, which represented 2.02% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.

Summary of abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FHA — Insured by the Federal Housing Administration
FNMA — Federal National Mortgage Association Collateral
GNMA — Government National Mortgage Association Collateral
HUD — Housing and Urban Development Section 8
LOC — Letter of Credit
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Minnesota High-Yield Municipal Bond Fund
Net asset value Class A (A)	$10.71
Sales charge (4.50% of offering price) (B)	0.50
Offering price	$11.21

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

48

Statements of operations

Year Ended August 31, 2010

		Delaware	Delaware
	Delaware	Tax-Free	Minnesota
	Tax-Free	Minnesota	High-Yield
	Minnesota	Intermediate	Municipal
	Fund	Fund	Bond Fund
Investment Income:
Interest	$29,739,974	$4,205,202	$7,181,048

Expenses:
Management fees	3,333,077	495,572	797,746
Distribution expenses – Class A	1,429,728	214,424	284,175
Distribution expenses – Class B	81,800	1,751	46,021
Distribution expenses – Class C	363,559	130,038	266,649
Dividend disbursing and transfer agent
fees and expenses	296,404	66,847	102,947
Accounting and administration expenses	245,393	39,439	57,721
Legal fees	64,167	17,739	18,477
Reports and statements to shareholders	55,532	11,542	16,181
Registration fees	47,503	27,906	8,605
Audit and tax	42,494	16,232	18,419
Trustees’ fees	37,342	5,667	8,316
Insurance fees	24,021	3,573	5,535
Dues and services	20,772	3,668	4,926
Pricing fees	14,101	7,264	10,069
Custodian fees	10,832	1,974	2,756
Consulting fees	9,130	1,420	2,118
Trustees’ expenses	2,688	413	583
	6,078,543	1,045,469	1,651,244
Less fees waived	(34,681)	(34,611)	(65,807)
Less waived distribution expenses – Class A	—	(85,694)	—
Less expense paid indirectly	(357)	(73)	(115)
Total operating expenses	6,043,505	925,091	1,585,322
Net Investment Income	23,696,469	3,280,111	5,595,726

50

		Delaware	Delaware
	Delaware	Tax-Free	Minnesota
	Tax-Free	Minnesota	High-Yield
	Minnesota	Intermediate	Municipal
	Fund	Fund	Bond Fund
Net Realized and Unrealized Gain
on Investments:
Net realized gain on investments	$1,833,214	$269,806	$498,563
Net change in unrealized appreciation/
depreciation of investments	25,429,642	4,114,787	10,746,599
Net Realized and Unrealized Gain
on Investments	27,262,856	4,384,593	11,245,162

Net Increase in Net Assets
Resulting from Operations	$50,959,325	$7,664,704	$16,840,888

See accompanying Notes, which are an integral part of the financial statements.

51

Statements of changes in net assets
Delaware Tax-Free Minnesota Fund

	Year Ended
	8/31/10	8/31/09
Increase in Net Assets from Operations:
Net investment income	$23,696,469	$23,410,864
Net realized gain on investments	1,833,214	398,012
Net change in unrealized
appreciation/depreciation of investments	25,429,642	4,329,928
Net increase in net assets resulting from operations	50,959,325	28,138,804

Dividends and Distributions to Shareholders from:
Net Investment Income:
Class A	(22,294,999)	(22,065,961)
Class B	(258,145)	(336,274)
Class C	(1,147,610)	(964,553)

Net realized gain on investments:
Class A	—	(2,257,248)
Class B	—	(43,630)
Class C	—	(114,457)
	(23,700,754)	(25,782,123)

Capital Share Transactions:
Proceeds from shares sold:
Class A	46,342,217	42,839,664
Class B	307	137,140
Class C	7,044,823	9,478,506

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	14,438,208	15,962,228
Class B	171,205	264,058
Class C	866,714	810,983
	68,863,474	69,492,579

52

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(58,794,667)	$(76,315,603)
Class B	(2,806,931)	(2,471,909)
Class C	(4,726,887)	(4,080,940)
	(66,328,485)	(82,868,452)
Increase (decrease) in net assets derived from
capital share transactions	2,534,989	(13,375,873)
Net Increase (Decrease) in Net Assets	29,793,560	(11,019,192)

Net Assets:
Beginning of year	603,072,505	614,091,697
End of year	$632,866,065	$603,072,505

Distributions in excess of
net investment income	$(144,194)	$(144,872)

See accompanying Notes, which are an integral part of the financial statements.

53

Statements of changes in net assets
Delaware Tax-Free Minnesota Intermediate Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,280,111	$2,618,389
Net realized gain (loss) on investments	269,806	(536,519)
Net change in unrealized
appreciation/depreciation of investments	4,114,787	1,614,867
Net increase in net assets resulting from operations	7,664,704	3,696,737

Dividends and Distributions to Shareholders from:
Net Investment Income:
Class A	(2,934,175)	(2,352,412)
Class B	(4,488)	(16,198)
Class C	(334,083)	(247,432)
	(3,272,746)	(2,616,042)

Capital Share Transactions:
Proceeds from shares sold:
Class A	26,843,282	25,615,997
Class B	71,813	23,351
Class C	5,693,861	5,125,080

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,875,774	1,512,023
Class B	4,120	12,783
Class C	241,743	170,452
	34,730,593	32,459,686

54

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(13,988,840)	$(8,485,220)
Class B	(231,461)	(608,734)
Class C	(3,128,847)	(1,331,367)
	(17,349,148)	(10,425,321)
Increase in net assets derived from
capital share transactions	17,381,445	22,034,365
Net Increase in Net Assets	21,773,403	23,115,060

Net Assets:
Beginning of year	89,613,578	66,498,518
End of year	$111,386,981	$89,613,578

Undistributed net investment income	$2,522	$2,522

See accompanying Notes, which are an integral part of the financial statements.

55

Statements of changes in net assets
Delaware Minnesota High-Yield Municipal Bond Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,595,726	$5,743,736
Net realized gain (loss) on investments	498,563	(3,479,426)
Net change in unrealized
appreciation/depreciation of investments	10,746,599	509,407
Net increase in net assets resulting from operations	16,840,888	2,773,717

Dividends and Distributions to Shareholders from:
Net Investment Income:
Class A	(4,546,424)	(4,628,073)
Class B	(149,738)	(192,230)
Class C	(866,306)	(911,013)
	(5,562,468)	(5,731,316)

Capital Share Transactions:
Proceeds from shares sold:
Class A	14,818,477	15,056,968
Class B	157	73,695
Class C	4,061,927	2,660,111

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,929,971	2,988,359
Class B	104,474	121,542
Class C	629,003	647,117
	22,544,009	21,547,792

56

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(15,506,059)	$(24,926,201)
Class B	(1,328,942)	(992,296)
Class C	(2,778,753)	(6,740,684)
	(19,613,754)	(32,659,181)
Increase (decrease) in net assets derived from
capital share transactions	2,930,255	(11,111,389)
Net Increase (Decrease) in Net Assets	14,208,675	(14,068,988)

Net Assets:
Beginning of year	137,686,398	151,755,386
End of year	$151,895,073	$137,686,398

Undistributed net investment income	$37	$97

See accompanying Notes, which are an integral part of the financial statements.

57

Financial highlights
Delaware Tax-Free Minnesota Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses2

Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly2

Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

58

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$12.180	$12.120	$12.170	$12.490	$12.690

0.484	0.474	0.495	0.511	0.511
0.550	0.107	(0.041)	(0.313)	(0.172)
1.034	0.581	0.454	0.198	0.339

(0.484)	(0.473)	(0.502)	(0.507)	(0.513)
—	(0.048)	(0.002)	(0.011)	(0.026)
(0.484)	(0.521)	(0.504)	(0.518)	(0.539)

$12.730	$12.180	$12.120	$12.170	$12.490

8.66%	5.04%	3.77%	1.58%	2.78%

$586,651	$559,393	$574,914	$578,194	$381,720

0.93%	0.92%	0.93%	0.94%	0.93%
—	0.01%	0.18%	0.29%	0.26%
0.93%	0.93%	1.11%	1.23%	1.19%

0.93%	0.94%	0.93%	0.96%	0.94%
—	0.01%	0.18%	0.29%	0.26%
0.93%	0.95%	1.11%	1.25%	1.20%

3.89%	4.03%	4.05%	4.12%	4.11%

3.89%	4.01%	4.05%	4.10%	4.10%
20%	20%	17%	7%	13%

2 Total expenses and total expenses prior to fees waived and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 8 in “Notes to financial statements.”

59

Financial highlights
Delaware Tax-Free Minnesota Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses2

Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly2

Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

60

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$12.190	$12.130	$12.180	$12.500	$12.700

0.391	0.386	0.403	0.419	0.418
0.550	0.107	(0.041)	(0.314)	(0.172)
0.941	0.493	0.362	0.105	0.246

(0.391)	(0.385)	(0.410)	(0.414)	(0.420)
—	(0.048)	(0.002)	(0.011)	(0.026)
(0.391)	(0.433)	(0.412)	(0.425)	(0.446)

$12.740	$12.190	$12.130	$12.180	$12.500

7.85%	4.26%	2.99%	0.82%	2.01%

$7,234	$9,506	$11,593	$15,674	$11,354

1.68%	1.67%	1.68%	1.69%	1.68%
—	0.01%	0.18%	0.29%	0.26%
1.68%	1.68%	1.86%	1.98%	1.94%

1.68%	1.69%	1.68%	1.71%	1.69%
—	0.01%	0.18%	0.29%	0.26%
1.68%	1.70%	1.86%	2.00%	1.95%

3.14%	3.28%	3.30%	3.37%	3.36%

3.14%	3.26%	3.30%	3.35%	3.35%
20%	20%	17%	7%	13%

2 Total expenses and total expenses prior to fees waived and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 8 in “Notes to financial statements.”

61

Financial highlights
Delaware Tax-Free Minnesota Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses2

Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly2

Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

62

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$12.220	$12.160	$12.200	$12.530	$12.720

0.392	0.386	0.403	0.418	0.418
0.560	0.107	(0.031)	(0.323)	(0.162)
0.952	0.493	0.372	0.095	0.256

(0.392)	(0.385)	(0.410)	(0.414)	(0.420)
—	(0.048)	(0.002)	(0.011)	(0.026)
(0.392)	(0.433)	(0.412)	(0.425)	(0.446)

$12.780	$12.220	$12.160	$12.200	$12.530

7.91%	4.25%	3.06%	0.73%	2.08%

$38,981	$34,174	$27,585	$26,830	$15,125

1.68%	1.67%	1.68%	1.69%	1.68%
—	0.01%	0.18%	0.29%	0.26%
1.68%	1.68%	1.86%	1.98%	1.94%

1.68%	1.69%	1.68%	1.71%	1.69%
—	0.01%	0.18%	0.29%	0.26%
1.68%	1.70%	1.86%	2.00%	1.95%

3.14%	3.28%	3.30%	3.37%	3.36%

3.14%	3.26%	3.30%	3.35%	3.35%
20%	20%	17%	7%	13%

2 Total expenses and total expenses prior to fees waived and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 8 in “Notes to financial statements.”

63

Financial highlights
Delaware Tax-Free Minnesota Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

64

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.820	$10.720	$10.610	$10.860	$11.010

0.376	0.384	0.414	0.445	0.429
0.469	0.100	0.110	(0.250)	(0.150)
0.845	0.484	0.524	0.195	0.279

(0.375)	(0.384)	(0.414)	(0.445)	(0.429)
(0.375)	(0.384)	(0.414)	(0.445)	(0.429)

$11.290	$10.820	$10.720	$10.610	$10.860

7.96%	4.67%	5.00%	1.80%	2.62%

$96,568	$78,021	$58,465	$48,477	$48,297
0.82%	0.75%	0.75%	0.76%	0.75%

0.96%	0.97%	0.95%	1.00%	0.97%
3.42%	3.62%	3.83%	4.11%	3.96%

3.28%	3.40%	3.63%	3.87%	3.74%
22%	12%	27%	15%	11%

65

Financial highlights
Delaware Tax-Free Minnesota Intermediate Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

66

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.850	$10.750	$10.640	$10.890	$11.040

0.284	0.295	0.322	0.353	0.337
0.479	0.100	0.110	(0.250)	(0.150)
0.763	0.395	0.432	0.103	0.187

(0.283)	(0.295)	(0.322)	(0.353)	(0.337)
(0.283)	(0.295)	(0.322)	(0.353)	(0.337)

$11.330	$10.850	$10.750	$10.640	$10.890

7.14%	3.79%	4.10%	0.94%	1.75%

$170	$317	$908	$1,713	$1,993
1.67%	1.60%	1.60%	1.61%	1.60%

1.71%	1.72%	1.70%	1.75%	1.72%
2.57%	2.77%	2.98%	3.26%	3.11%

2.53%	2.65%	2.88%	3.12%	2.99%
22%	12%	27%	15%	11%

67

Financial highlights
Delaware Tax-Free Minnesota Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

68

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.840	$10.740	$10.630	$10.880	$11.030

0.283	0.295	0.322	0.353	0.337
0.479	0.100	0.110	(0.250)	(0.150)
0.762	0.395	0.432	0.103	0.187

(0.282)	(0.295)	(0.322)	(0.353)	(0.337)
(0.282)	(0.295)	(0.322)	(0.353)	(0.337)

$11.320	$10.840	$10.740	$10.630	$10.880

7.14%	3.78%	4.10%	0.94%	1.75%

$14,649	$11,276	$7,126	$4,936	$5,162
1.67%	1.60%	1.60%	1.61%	1.60%

1.71%	1.72%	1.70%	1.75%	1.72%
2.57%	2.77%	2.98%	3.26%	3.11%

2.53%	2.65%	2.88%	3.12%	2.99%
22%	12%	27%	15%	11%

69

Financial highlights
Delaware Minnesota High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

70

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$9.910	$10.000	$10.180	$10.530	$10.610

0.415	0.422	0.418	0.430	0.445
0.798	(0.091)	(0.180)	(0.350)	(0.082)
1.213	0.331	0.238	0.080	0.363

(0.413)	(0.421)	(0.418)	(0.430)	(0.443)
(0.413)	(0.421)	(0.418)	(0.430)	(0.443)

$10.710	$ 9.910	$10.000	$10.180	$10.530

12.46%	3.63%	2.35%	0.71%	3.54%

$119,038	$107,951	$116,999	$109,807	$87,504
0.93%	0.89%	0.89%	0.90%	0.89%

0.98%	0.97%	0.97%	1.00%	1.00%
4.02%	4.49%	4.11%	4.09%	4.26%

3.97%	4.41%	4.03%	3.99%	4.15%
11%	12%	10%	10%	4%

71

Financial highlights
Delaware Minnesota High-Yield Municipal Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

72

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$9.920	$10.010	$10.190	$10.550	$10.630

0.338	0.352	0.341	0.351	0.367
0.798	(0.091)	(0.179)	(0.360)	(0.082)
1.136	0.261	0.162	(0.009)	0.285

(0.336)	(0.351)	(0.342)	(0.351)	(0.365)
(0.336)	(0.351)	(0.342)	(0.351)	(0.365)

$10.720	$9.920	$10.010	$10.190	$10.550

11.62%	2.86%	1.58%	(0.13% )	2.77%

$4,130	$4,995	$5,907	$7,334	$9,578
1.68%	1.64%	1.64%	1.65%	1.64%

1.73%	1.72%	1.72%	1.75%	1.75%
3.27%	3.74%	3.36%	3.34%	3.51%

3.22%	3.66%	3.28%	3.24%	3.40%
11%	12%	10%	10%	4%

73

Financial highlights
Delaware Minnesota High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

74

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$9.930	$10.020	$10.200	$10.550	$10.630

0.338	0.352	0.342	0.351	0.367
0.798	(0.091)	(0.181)	(0.350)	(0.082)
1.136	0.261	0.161	0.001	0.285

(0.336)	(0.351)	(0.341)	(0.351)	(0.365)
(0.336)	(0.351)	(0.341)	(0.351)	(0.365)

$10.730	$9.930	$10.020	$10.200	$10.550

11.61%	2.85%	1.58%	(0.04% )	2.76%

$28,727	$24,740	$28,849	$26,016	$20,516
1.68%	1.64%	1.64%	1.65%	1.64%

1.73%	1.72%	1.72%	1.75%	1.75%
3.27%	3.74%	3.36%	3.34%	3.51%

3.22%	3.66%	3.28%	3.24%	3.40%
11%	12%	10%	10%	4%

75

Notes to financial statements
Delaware Minnesota Municipal Bond Funds	August 31, 2010

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Tax-Free Funds is organized as a Delaware statutory trust and offers Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax-Free Funds is organized as a Delaware statutory trust and offers Delaware Tax-Free Minnesota Intermediate Fund. Voyageur Mutual Funds, Voyageur Tax-Free Funds and Voyageur Intermediate Tax-Free Funds are individually referred to as a “Trust” and collectively as “Trusts”. These financial statements and the related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each referred to as a “Fund” or collectively as the “Funds”). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund and up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year for the Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and 0.75% for the Delaware Tax-Free Minnesota Intermediate Fund if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and declined from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund and approximately five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Minnesota Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

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The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. These securities will generally be categorized as Level 2 investments. Open-end investment companies are valued at their published net asset value. These securities will generally be categorized as Level 1 investments. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. These securities will generally be categorized as Level 3 investments.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (August 31, 2007 – August 31, 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Funds on the basis of “settled shares” of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

77

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

1. Significant Accounting Policies (continued)

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Funds’ participation in inverse floater programs where a Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Funds receive the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Funds, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ expenses are recorded on the accrual basis. There were no interest and related expenses for the year ended August 31, 2010.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended August 31, 2010.

The Funds may receive earnings credits from their transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding offset shown as “expense paid indirectly.” For the year ended August 31, 2010, the Funds earned the following under this agreement:

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$357	$73	$115

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2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse Delaware Minnesota High-Yield Municipal Bond Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 0.70% of average daily net assets from January 1, 2010 until such time as the waiver is discontinued. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by Delaware Minnesota High-Yield Municipal Bond Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund, and may be discontinued at any time because it is voluntary. Prior to January 1, 2010, DMC had contractually agreed to waive that portion, if any, of each Fund’s management fees and reimburse the Funds to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and nonroutine expenses) did not exceed the specified percentages of average daily net assets as shown below:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Through December 31, 2009
Operating expense limitation
as a percentage of average
daily net assets (per annum)	0.67%	0.60%	0.64%
Expiration date	12/31/09	12/31/09	12/31/09

79

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended August 31, 2010, each Fund was charged for these services as follows:

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$30,831	$4,956	$7,252

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contracted to limit Delaware Tax-Free Minnesota Intermediate Fund’s Class A shares 12b-1 fees through December 31, 2010 to no more than 0.15% of average daily net assets.

At August 31, 2010, the Funds had liabilities payable to affiliates as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Investment management fee
payable to DMC	$287,984	$46,652	$70,763
Dividend disbursing, transfer
agent and fund accounting
oversight fees and other
expenses payable to DSC	13,066	2,579	3,816
Distribution fees payable
to DDLP	162,547	24,485	52,545
Other expenses payable to
DMC and affiliates*	17,777	3,810	5,434

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

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As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended August 31, 2010, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$26,635	$4,225	$5,824

For the year ended August 31, 2010, DDLP earned commissions on sales of Class A shares for each Fund as follows:

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$87,187	$18,674	$26,494

For the year ended August 31, 2010 DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Class A	$0	$0	$0
Class B	1,355	0	3,969
Class C	1,877	1,972	471

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2010, the Funds made purchases and sales of investment securities other than short-term investments as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Purchases	$129,078,299	$40,066,852	$19,834,598
Sales	120,700,410	21,747,149	16,114,275

81

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

3. Investments (continued)

At August 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Cost of investments	$592,553,572	$103,650,005	$144,024,018
Aggregate unrealized appreciation	$43,544,336	$7,195,034	$7,691,438
Aggregate unrealized depreciation	(949,514)	(94,575)	(1,269,717)
Net unrealized appreciation	$42,594,822	$7,100,459	$6,421,721

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3	–	inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments.)

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The following table summarizes the valuation of the Funds’ investments by fair value hierarchy levels as of August 31, 2010:

	Delaware Tax-Free Minnesota Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$634,425,280	$634,425,280
Short-Term	723,114	—	723,114
Total	$723,114	$634,425,280	$635,148,394

	Delaware Tax-Free Minnesota Intermediate Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$110,066,862	$110,066,862
Short-Term	183,602	500,000	683,602
Total	$183,602	$110,566,862	$110,750,464

	Delaware Minnesota High-Yield Municipal Bond Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$149,544,944	$149,544,944
Short-Term	600,795	300,000	900,795
Total	$600,795	$149,844,944	$150,445,739

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ fiscal year ending August 31, 2010 and interim periods therein. During the year ended August 31, 2010, there were no transfers between Level 1 investments and Level 2 investments and Level 3 investments that had a material impact to the Funds.

83

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2010 and 2009 was as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Year Ended 8/31/10
Ordinary income	$45,305	$17,672	$9,495
Tax-exempt income	23,655,449	3,255,074	5,552,973
Total	$23,700,754	$3,272,746	$5,562,468

Year Ended 8/31/09
Ordinary income	$71,606	$—	$5,947
Tax-exempt income	23,418,382	2,616,042	5,725,369
Long-term capital gain	2,292,135	—	—
Total	$25,782,123	$2,616,042	$5,731,316

5. Components of Net Assets on a Tax Basis

As of August 31, 2010 the components of net assets on a tax basis were as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Shares of beneficial interest	$588,778,170	$105,025,082	$149,800,038
Distributions payable	(598,987)	(89,337)	(138,105)
Undistributed ordinary income	971,790	—	—
Undistributed long-term capital gain	665,477	—	—
Undistributed tax-exempt income	454,793	91,859	138,142
Capital loss carryforwards	—	(741,082)	(4,326,723)
Unrealized appreciation of investments	42,594,822	7,100,459	6,421,721
Net assets	$632,866,065	$111,386,981	$151,895,073

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on debt instruments and distribution payables.

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For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments and expiration of capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2010 the Funds recorded the following reclassifications:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Undistributed net investment income	$4,963	$(7,365)	$(33,318)
Accumulated realized gain	(4,963)	7,365	90,839
Paid-in capital	—	—	(57,521)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2010, $57,521 of capital loss carryforwards expired for the Delaware Minnesota High-Yield Municipal Bond Fund. In 2010, $34,687 of capital loss carryforwards was utilized for the Delaware Tax-Free Minnesota Intermediate Fund. Capital loss carryforwards remaining at August 31, 2010 will expire as follows:

	Delaware Tax-Free	Delaware Minnesota
	Minnesota	High-Yield Municipal
Year of Expiration	Intermediate Fund	Bond Fund
2011	$216,009	$243,334
2012	—	684,248
2014	81,340	—
2015	109,745	96,079
2016	—	198,826
2017	333,988	129,724
2018	—	2,974,512
Total	$741,082	$4,326,723

85

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware		Delaware Tax-Free		Delaware Minnesota
	Tax-Free		Minnesota		High-Yield Municipal
	Minnesota Fund		Intermediate Fund		Bond Fund
	Year Ended		Year Ended		Year Ended
	8/31/10	8/31/09	8/31/10	8/31/09	8/31/10	8/31/09
Shares sold:
Class A	3,733,307	3,674,457	2,446,624	2,423,967	1,436,037	1,614,974
Class B	25	11,946	6,542	2,214	15	7,863
Class C	565,348	807,342	516,889	486,526	393,200	281,808

Shares issued upon reinvestment of dividends and distributions:
Class A	1,161,269	1,360,233	170,638	143,180	283,278	317,830
Class B	13,769	22,511	374	1,215	10,093	12,919
Class C	69,468	68,882	21,937	16,111	60,655	68,762
	5,543,186	5,945,371	3,163,004	3,073,213	2,183,278	2,304,156

Shares repurchased:
Class A	(4,736,716)	(6,565,859)	(1,277,249)	(810,239)	(1,501,476)	(2,739,090)
Class B	(225,629)	(210,875)	(21,083)	(58,625)	(128,538)	(107,260)
Class C	(379,026)	(349,626)	(284,347)	(126,181)	(269,385)	(738,199)
	(5,341,371)	(7,126,360)	(1,582,679)	(995,045)	(1,899,399)	(3,584,549)
Net increase (decrease)	201,815	(1,180,989)	1,580,325	2,078,168	283,879	(1,280,393)

For the year ended August 31, 2010 and 2009, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

	Year Ended			Year Ended
	8/31/10			8/31/09
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free
Minnesota Fund	143,907	144,023	$1,790,535	97,466	97,549	$1,145,062
Delaware Tax-Free Minnesota
Intermediate Fund	16,599	16,648	182,669	39,832	39,916	410,681
Delaware Minnesota High-Yield
Municipal Bond Fund	77,229	77,360	799,041	38,299	38,350	356,368

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7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participate in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Funds had no amounts outstanding as of August 31, 2010 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Inverse Floaters — Each Fund may participate in inverse floater programs where a Fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Funds are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Funds typically use inverse floaters to adjust the duration of their portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that a Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Funds may also invest in inverse floaters to add additional income to the Funds or to adjust the Funds’ exposure to a specific segment of the yield curve. At August 31, 2010, the Funds held no investments in inverse floaters.

9. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At August 31, 2010, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified in the statements of net assets.

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
22%	21%	15%

87

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

The Funds invest a portion of their assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. As of August 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the statements of net assets.

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10. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined no material events or transactions occurred subsequent to August 31, 2010 that would require recognition or disclosure in the Funds’ financial statements.

12. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2010, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Ordinary Income	Tax-Exempt	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free Minnesota Fund	0.19%	99.81%	100.00%
Delaware Tax-Free Minnesota Intermediate Fund	0.54%	99.46%	100.00%
Delaware Minnesota High-Yield Municipal Bond Fund	0.17%	99.83%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

89

Report of independent
registered public accounting firm

To the Board of Trustees of Voyageur Tax-Free Funds, Voyageur Intermediate Tax-Free Funds and Voyageur Mutual Funds and the Shareholders of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Minnesota Fund (constituting Voyageur Tax-Free Funds), Delaware Tax-Free Minnesota Intermediate Fund (constituting Voyageur Intermediate Tax-Free Funds) and Delaware Minnesota High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) at August 31, 2010, and the results of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights for each of the four years in the period ended August 31, 2009 were audited by other independent accountants whose report dated October 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2010

90

Other Fund information
(Unaudited)
Delaware Minnesota Municipal Bond Funds

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Voyageur Mutual Funds, Voyageur Tax-Free Funds and Voyageur Tax-Free Intermediate Funds (the Trusts) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trusts, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trusts for the fiscal year ending August 31, 2010. During the fiscal years ended August 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Funds did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trusts and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trusts nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements.

91

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

92

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

93

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

94

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	81	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009-2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 to 2008)
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

95

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

96

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

97

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

98

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 to 2007)

Vice President and Treasurer	81	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 to 2008)
(September 1996–Present)

99

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

100

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	81	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

101

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

102

Annual report Delaware Tax-Free USA Fund Delaware Tax-Free USA Intermediate Fund Delaware National High-Yield Municipal Bond Fund August 31, 2010 Fixed income mutual funds
This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund.

The figures in the annual report for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund prospectus contains this and other important information about the Funds. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund at www.delawareinvestments.com.

Manage your investments online
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Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Portfolio management review	1
Performance summaries	6
Disclosure of Fund expenses	18
Sector allocations	21
Statements of net assets	24
Statements of operations	68
Statements of changes in net assets	70
Financial highlights	76
Notes to financial statements	100
Report of independent registered
public accounting firm	112
Other Fund information	113
Board of trustees/directors and
officers addendum	114
About the organization	124

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware National Tax-Free Funds	September 7, 2010

Performance preview (for the year ended August 31, 2010)
Delaware Tax-Free USA Fund (Class A shares)	1-year return	+11.85%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper General Municipal Debt Funds Average	1-year return	+10.34%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free USA Fund, please see the table on page 6.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
The Lipper General Municipal Debt Funds Average compares funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free USA Intermediate Fund (Class A shares)	1-year return	+9.53%
Barclays Capital 3–15 Year Blend Municipal Bond Index (benchmark)	1-year return	+8.99%
Lipper Intermediate Municipal Debt Funds Average	1-year return	+8.54%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free USA Intermediate Fund, please see the table on page 10.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
The Lipper Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware National High-Yield Municipal Bond Fund (Class A shares)	1-year return	+19.29%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper High Yield Municipal Debt Funds Average	1-year return	+17.25%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware National High-Yield Municipal Bond Fund, please see the table on page 14.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
The Lipper High Yield Municipal Debt Funds Average compares funds that invest at least 50% of assets in lower-rated municipal debt issues.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review
Delaware National Tax-Free Funds

Economic environment

The Funds’ fiscal year, which ended Aug. 31, 2010, was one of continued economic challenges. When the period began, however, financial markets were bolstered by a broad-based sense of optimism about the economy:
  During the third quarter of 2009, the U.S. economy, as measured by gross domestic product (GDP), rose by an annualized 1.6%, marking the economy’s first quarterly expansion in more than a year.
  Growth in the fourth quarter of 2009 was even stronger. Annualized GDP expansion of 5.0% during those three months represented the fastest quarterly growth for the U.S. economy since early 2006.
  (Source: U.S. Commerce Department.)
As the reporting period progressed, however, indications began to mount that the U.S. economic environment was slowing once again. For example:
  Unemployment in the United States remained stubbornly high. The jobless rate peaked at 10.1% in October 2009 and finished the Fund’s fiscal period at a still-elevated 9.6%.
  (Source: U.S. Labor Department.)
  The rate of expansion in GDP decreased to 3.7% in the first three months of 2010, followed by a sluggish 1.6% in the year’s second quarter. This trend led some economists to worry about the potential for a “double-dip” recession.
  (Source: U.S. Commerce Department.)
  Investors focused their attention on the high levels of sovereign debt across the developed world (and particularly in Greece), fearing that reductions in government spending could exacerbate declining economic growth.
  The U.S. housing market, weighed down by significant foreclosure activity and declining sales, continued to struggle.
Encouragingly, inflation remained low throughout the reporting period, with the Consumer Price Index rising by just 1.2% for the 12 months ending July 31, 2010 (the most recent data available as this report was being prepared). With inflation well under control, the Federal Reserve Board (the Fed) kept its benchmark short-term interest rate 1%, where it has stood since the depths of the financial crisis in late 2008. The low rates were part of the Fed’s ongoing effort to stimulate economic growth — an effort that included a program announced late in the period to buy significant quantities of U.S. government debt.

Municipal bond market environment

While the sluggish economic backdrop hampered the U.S. equity market, we believe the effect on the municipal market was relatively muted because of a favorable balance between supply and demand. Despite concerns about state and local government finances, tax-exempt bonds of all maturity lengths and credit-quality ratings gained ground throughout most of the reporting period.

Overall, investor demand for tax-exempt securities remained generally strong, driven in part by a growing expectation of higher income-tax rates in the future, while at the same time supply of municipal bonds became increasingly limited. A major factor behind this shift between supply and demand can be attributed to the introduction of the Build America Bond program, a feature of the February 2009 federal economic stimulus package. As a result of this program, many bond issues that traditionally would have come to market as tax-exempt municipal bonds were instead issued as taxable debt. This left far fewer new issues in the traditional tax-exempt municipal bond market, providing a very positive backdrop for the municipal bond asset class and driving the Funds’ returns throughout the fiscal period. (Source: Barclays Capital.)

Although all types of municipal bonds earned positive returns during the reporting period, those with longer maturity dates and lower credit ratings generally outperformed their shorter-maturity and higher-rated counterparts by a wide margin, as investors tended to favor longer-dated securities — despite their higher interest rate risk — for the potential to earn more income.

A similar situation occurred with regard to credit quality. Many investors increasingly exhibited a willingness to buy higher-yielding bonds, even if it meant taking on more credit risk.

Commitment to our longtime approach

In all three Funds profiled in this report, we continued to follow our basic investment philosophy and approach. We believe successful bond investing requires rigorous credit analysis. In our opinion, there is no substitute for thorough credit research. On a bond-by-bond basis, we scrutinize each security the Funds hold — or consider holding — to ensure our comfort level with its financial position and to feel confident that any potential risks are likely offset by the income the security provides. Through this strategy, we believe we can find opportunities that other investors with less experience and research diligence might overlook.

Our investment approach often leads us to an increased focus on bonds with credit ratings of BBB and A — which represent the lower tier of the investment grade bond universe — and a relative de-emphasis on higher-rated bonds, such as those rated AAA and AA. We generally feel that we may have an opportunity to obtain the most value for our shareholders from the lower-rated opportunities among investment grade municipal bonds.

As the Funds’ fiscal year progressed, our tactics for managing the Funds became more selective as credit spreads narrowed — meaning that the premium paid to investors for buying riskier, lower-rated bonds declined — and bond prices rose. As these trends continued and interest rates on municipal bonds fell during the period, many of the bonds the Funds already owned offered considerably higher levels of income than bonds that became available during the reporting period. For example, the team selected for purchase a number of bonds at the peak of the financial crisis, when tax-exempt municipal bond yields were extremely high because of investors’ concerns about the solvency of bond issuers. Careful research allowed us to eventually get comfortable with the credit quality of these issues. As a result, we were able to add some highly rated municipal bonds paying yields that, at the end of the Funds’ fiscal year, were comparable to what lower-rated A and even some BBB securities were offering.

Because bonds in the marketplace were paying the lower prevailing yields, we felt it was important to look at potential new purchases with an even more discerning eye. It often made little sense to us to sell higher-yielding bonds already in the Funds’ portfolio holdings in favor of new bonds reflecting the lower-interest-rate environment. We have often said throughout 2010 that new bonds had to “fight their way into the portfolio.” In other words, we had to feel confident that new bonds offered sufficient value opportunities relative to their potential risks.

Portfolio management review
Delaware National Tax-Free Funds

When we did add new securities to the Funds’ portfolio holdings as a result of Fund inflows (to accommodate cash generated by maturing bonds, for instance) we continued to follow our “bottom-up” investment strategy, carefully evaluating each issuer to become familiar with its financial position and to assess whether the bond’s return potential was commensurate with the risks involved with owning the securities.

Notable sectors and securities

As mentioned above, lower-rated bonds generally outperformed higher-rated issues through the majority of the Funds’ fiscal year. As a result, many of the individual bonds that made the strongest performance contributions across all three Funds were lower-rated issues. The best-performing sectors were often those with a significant amount of lower-rated bond issuance.

In a very favorable market environment for tax-exempt debt, even the weakest performers tended to earn modestly positive returns during the reporting period. Generally speaking, the bonds that lagged the overall municipal market on a total return basis were those with higher credit ratings (meaning less credit risk) and shorter maturities (meaning less interest rate risk). With interest rates declining, municipal bond investors looked for ways to capture additional levels of income, leading them toward lower-rated, longer-dated bonds and away from higher-rated, shorter-maturity credits.

In Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund, education was the top-performing sector, with a number of lower-rated bonds in this group performing notably well on a total return basis. For example, the best individual performer in Delaware Tax-Free USA Intermediate Fund during the fiscal year was a Grand Traverse, Michigan, charter school bond issue — a lower-rated bond that benefited considerably from declining yields (and, thus, rising prices). The team originally bought the security at what we felt was an attractive yield relative to comparable higher-rated debt.

Both Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund saw strong gains from a position in air cargo bonds issued by Capital Trust for Florida. These bonds are in the lease sector — a group that also contributed substantially to the results of Delaware National High-Yield Municipal Bond Fund. These air cargo bonds have been in the Funds for some time, and we have long felt they had the potential to provide good value to shareholders. Despite their sensitivity to the economy, they continued to perform even as the economic picture darkened during the Funds’ fiscal year.

In addition, performance within Delaware Tax-Free USA Fund was helped by Alliance, Texas, industrial development bonds issued on behalf of AMR, the parent company of American Airlines. After a brutal downturn amid the recession, the airline business has apparently rebounded well, as airlines have been aided by a number of factors that include increased general optimism about the economy, stable oil prices, new revenue streams generated by baggage fees (and other charges), and reduced flight schedules that have resulted in fuller planes. These bonds were the best individual performers overall during Delaware Tax-Free USA Fund’s fiscal year.

The top-returning individual bond within Delaware National High-Yield Municipal Bond Fund was issued by a continuing care retirement community (CCRC) in Apple Valley, Minnesota. CCRCs are residential communities for seniors, ranging from independent-living to skilled-nursing-care facilities. This Minnesota CCRC is an established community with strong occupancy that has done reasonably well from a financial perspective. The Fund also gained from its position in New York industrial development revenue bonds issued on behalf of the airline Jet Blue. Like the American Airlines bonds, these securities benefited from the improving financial position of the airline industry.

As we mentioned earlier, even the weakest-performing bonds in all three Funds posted modestly positive results — an indication of the highly favorable market conditions enjoyed by municipal bond investors during the Funds’ fiscal year. Across all three Funds, the sector making the smallest total-return contribution was prerefunded bonds. These bonds have very short maturities, and because they are typically backed by U.S. Treasury bonds (or other very high-quality securities), they are considered high in credit quality. In an environment in which investors preferred lower-quality to higher-quality bonds, and longer-dated over shorter-dated issues, prerefunded bonds were left behind.

Within Delaware Tax-Free USA Intermediate Fund, the weakest contributors included prerefunded Virginia water revenue bonds due in October 2016. Payne County, Oklahoma, Economic Development Authority bonds, maturing in June 2030, were among Delaware Tax-Free USA Fund’s poorest contributors, while Bexar County, Texas, Health Authority bonds, coming due in July 2032, brought up the rear within Delaware National High-Yield Municipal Bond Fund.

Performance summaries
Delaware Tax-Free USA Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 11, 1984)
Excluding sales charge	+11.85%	+4.14%	+5.42%	n/a
Including sales charge	+6.84%	+3.19%	+4.93%	n/a
Class B (Est. May 2, 1994)
Excluding sales charge	+11.01%	+3.34%	+4.76%	n/a
Including sales charge	+7.01%	+3.08%	+4.76%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+11.00%	+3.35%	+4.61%	n/a
Including sales charge	+10.00%	+3.35%	+4.61%	n/a
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+12.84%	n/a	n/a	+15.15%
Including sales charge	+12.84%	n/a	n/a	+15.15%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 6 through 9.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.24% of average daily net assets.

The Board of Trustees has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. Effective April 21, 2006, the maximum amount of the Class A 12b-1 fees was reduced to 0.25%, and the total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.25% rates described above.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Performance summaries
Delaware Tax-Free USA Fund

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has voluntarily agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.56% of the Fund’s average daily net assets from Jan. 1, 2010, until the voluntary cap is discontinued. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses	0.97%	1.73%	1.73%	0.73%
(without fee waivers)
Net expenses	0.80%	1.56%	1.56%	0.56%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary

Performance of a $10,000 investment

Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free USA Fund — Class A Shares	$9,550	$16,165

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 6 through 9.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DMTFX	245909106
Class B	DTFCX	245909403
Class C	DUSCX	245909700
Institutional Class	DTFIX	24610H104

Performance summaries
Delaware Tax-Free USA Intermediate Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 7, 1993)
Excluding sales charge	+9.53%	+4.47%	+5.47%	n/a
Including sales charge	+6.56%	+3.89%	+5.18%	n/a
Class B (Est. May 2, 1994)
Excluding sales charge	+8.62%	+3.58%	+5.01%	n/a
Including sales charge	+6.62%	+3.58%	+5.01%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+8.70%	+3.59%	+4.58%	n/a
Including sales charge	+7.70%	+3.59%	+4.58%	n/a
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+10.62%	n/a	n/a	+11.67%
Including sales charge	+10.62%	n/a	n/a	+11.67%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 10 through 13.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 2.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.15% of average daily net assets from Jan. 1, 2010, through Dec. 31, 2010.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 2.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately five years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Performance summaries
Delaware Tax-Free USA Intermediate Fund

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to (1) voluntarily waive all or a portion of its investment advisory fees and/or reimburse certain expenses (excluding certain expenses) to prevent total annual fund operating expenses from exceeding 0.60% of the Fund’s average daily net assets from Jan. 1, 2010, until the voluntary cap is discontinued; and (2) contractually limit the Class A shares distribution and service fees from Jan. 1, 2010, through Dec. 31, 2010, to 0.15% of its average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses	1.03%	1.73%	1.73%	0.73%
(without fee waivers)
Net expenses	0.75%	1.60%	1.60%	0.60%
(including fee waivers, if any)
Type of waiver	Contractual and
	Voluntary	Voluntary	Voluntary	Voluntary

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital 3–15 Year Blend Municipal Bond Index	$10,000	$17,312
Delaware Tax-Free USA
Intermediate Fund — Class A Shares	$9,725	$16,557

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 10 through 13.

The chart also assumes $10,000 invested in the Barclays Capital 3–15 Year Blend Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital 3–15 Year Blend Municipal Bond Index, sometimes also referred to as the Barclays Capital 3–15 Year Municipal Bond Index, measures the total return performance of investment grade, U.S. tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses. The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DMUSX	245909304
Class B	DUIBX	245909601
Class C	DUICX	245909882
Institutional Class	DUSIX	24610H203

Performance summaries
Delaware National High-Yield Municipal Bond Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 22, 1986)
Excluding sales charge	+19.29%	+4.66%	+5.46%	n/a
Including sales charge	+13.93%	+3.70%	+4.98%	n/a
Class B (Est. Dec. 18, 1996)
Excluding sales charge	+18.37%	+3.87%	+4.81%	n/a
Including sales charge	+14.37%	+3.62%	+4.81%	n/a
Class C (Est. May 26, 1997)
Excluding sales charge	+18.33%	+3.86%	+4.67%	n/a
Including sales charge	+17.33%	+3.86%	+4.67%	n/a
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+20.55%	n/a	n/a	+26.34%
Including sales charge	+20.55%	n/a	n/a	+26.34%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 14 through 17.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Performance summaries
Delaware National High-Yield Municipal Bond Fund

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has voluntarily agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.60% of the Fund’s average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses	1.08%	1.83%	1.83%	0.83%
(without fee waivers)
Net expenses	0.85%	1.60%	1.60%	0.60%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware National High-Yield
Municipal Bond Fund — Class A Shares	$9,550	$16,239

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 14 through 17.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	CXHYX	928928241
Class B	DVNYX	928928233
Class C	DVHCX	928928225
Institutional Class	DVHIX	24610H302

Disclosure of Fund expenses
For the six-month period March 1, 2010 to August 31, 2010

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2010 to August 31, 2010.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Tax-Free USA Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,059.10	0.80%	$4.15
Class B	1,000.00	1,055.20	1.56%	8.08
Class C	1,000.00	1,055.10	1.56%	8.08
Institutional Class	1,000.00	1,061.00	0.56%	2.91
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.17	0.80%	$4.08
Class B	1,000.00	1,017.34	1.56%	7.93
Class C	1,000.00	1,017.34	1.56%	7.93
Institutional Class	1,000.00	1,022.38	0.56%	2.85

Delaware Tax-Free USA Intermediate Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,049.80	0.75%	$3.87
Class B	1,000.00	1,045.40	1.60%	8.25
Class C	1,000.00	1,046.20	1.60%	8.25
Institutional Class	1,000.00	1,050.30	0.60%	3.10
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.42	0.75%	$3.82
Class B	1,000.00	1,017.14	1.60%	8.13
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

Disclosure of Fund expenses

Delaware National High-Yield Municipal Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,081.80	0.85%	$4.46
Class B	1,000.00	1,077.70	1.60%	8.38
Class C	1,000.00	1,077.50	1.60%	8.38
Institutional Class	1,000.00	1,082.50	0.60%	3.15
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class B	1,000.00	1,017.14	1.60%	8.13
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

*“Expenses Paid During Period” are equal to Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sector allocations
Delaware Tax-Free USA Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	98.93%
Corporate Revenue Bonds	19.29%
Education Revenue Bonds	9.51%
Electric Revenue Bonds	3.32%
Healthcare Revenue Bonds	10.68%
Housing Revenue Bonds	0.86%
Lease Revenue Bonds	3.22%
Local General Obligation Bonds	4.52%
Pre-Refunded/Escrowed to Maturity Bonds	17.36%
Special Tax Revenue Bonds	12.97%
State General Obligation Bonds	5.04%
Transportation Revenue Bonds	9.04%
Water & Sewer Revenue Bonds	3.12%
Short-Term Investment	0.32%
Total Value of Securities	99.25%
Receivables and Other Assets Net of Liabilities	0.75%
Total Net Assets	100.00%

Sector allocations
Delaware Tax-Free USA Intermediate Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	98.31%
Corporate Revenue Bonds	8.54%
Education Revenue Bonds	5.90%
Electric Revenue Bonds	4.23%
Healthcare Revenue Bonds	10.30%
Housing Revenue Bonds	1.03%
Lease Revenue Bonds	1.78%
Local General Obligation Bonds	6.67%
Pre-Refunded/Escrowed to Maturity Bonds	5.07%
Resource Recovery Revenue Bonds	0.17%
Special Tax Revenue Bonds	11.61%
State General Obligation Bonds	23.24%
Transportation Revenue Bonds	12.96%
Water & Sewer Revenue Bonds	6.81%
Short-Term Investments	0.70%
Total Value of Securities	99.01%
Receivables and Other Assets Net of Liabilities	0.99%
Total Net Assets	100.00%

Delaware National High-Yield Municipal Bond Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	95.60%
Corporate Revenue Bonds	18.02%
Education Revenue Bonds	19.06%
Electric Revenue Bonds	2.87%
Healthcare Revenue Bonds	25.05%
Housing Revenue Bond	0.51%
Lease Revenue Bonds	4.83%
Local General Obligation Bonds	0.32%
Pre-Refunded/Escrowed to Maturity Bonds	0.57%
Special Tax Revenue Bonds	13.47%
State General Obligation Bonds	3.78%
Transportation Revenue Bonds	7.12%
Short-Term Investments	1.29%
Total Value of Securities	96.89%
Receivables and Other Assets Net of Liabilities	3.11%
Total Net Assets	100.00%

Statements of net assets
Delaware Tax-Free USA Fund	August 31, 2010

		Principal amount	Value
Municipal Bonds – 98.93%
Corporate Revenue Bonds – 19.29%
	Alliance Airport Authority, Texas Special Facilities Revenue
	(American Airlines Project) Series B 5.25% 12/1/29 (AMT)	$2,250,000	$1,699,155
•	Brazos, Texas Harbor Industrial Development
	Environmental Facilities Revenue
	(Dow Chemical Co. Project) 5.90% 5/1/38 (AMT)	1,940,000	2,013,623
	Brazos, Texas River Authority Pollution Control Revenue
	(Texas Utilities) 5.40% 5/1/29 (AMT)	3,000,000	1,205,340
	•(TXU Energy Co. Project) Series B 6.30% 7/1/32 (AMT)	3,500,000	1,476,055
	Buckeye, Ohio Tobacco Settlement Financing Authority
	Asset-Backed Series A-2 5.875% 6/1/47	14,405,000	10,518,964
	Clayton County, Georgia Development Authority Special Facilities
	Revenue (Delta Airlines) Series B 9.00% 6/1/35 (AMT)	3,800,000	4,095,602
	Cloquet, Minnesota Pollution Control Revenue
	(Potlatch Corp. Project) 5.90% 10/1/26	1,695,000	1,659,608
•	Gulf Coast Waste Disposal Authority Texas Environmental
	Facilities Revenue (BP Products North America)
	2.30% 1/1/26	720,000	700,099
	2.30% 1/1/42	1,445,000	1,405,060
	Harris County, Texas Industrial Development Corporation
	Solid Waste Disposal Revenue
	(Deer Park Refining Project) 5.00% 2/1/23	2,880,000	3,089,606
	Hawaii State Department Budget &
	Finance Special Purpose Revenue (Hawaiian
	Electric Co. Subsidiary) 6.50% 7/1/39	5,350,000	5,961,398
	Indiana State Finance Authority Environmental Revenue
	(U.S. Steel Corp. Project) 6.00% 12/1/26	2,610,000	2,774,639
	Indianapolis, Indiana Airport Authority Revenue
	Special Facilities (Federal Express Corp. Project)
	5.10% 1/15/17 (AMT)	2,750,000	2,956,965
	Series 1998 5.50% 5/1/29 (AMT)	2,000,000	1,999,820
	Iowa Finance Authority Pollution Control Facility Revenue
	(Interstate Power) 5.00% 7/1/14 (FGIC)	3,640,000	3,972,623
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue
	(Westlake Chemical Corp.) Series A 6.50% 8/1/29	4,855,000	5,074,397
	Mason County, West Virginia Pollution Control Revenue
	(Appalachian Power Co. Project)
	Series K 6.05% 12/1/24 (AMBAC)	3,000,000	3,037,980

		Principal amount	Value
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
	Mississippi Business Finance Corporation Pollution Control
	Revenue (System Energy Resources, Inc. Project)
	5.90% 5/1/22	$3,000,000	$3,000,210
	Missouri State Environmental Improvement & Energy
	Resource Authority Pollution Control
	Revenue Refunding (St. Joseph Light & Power Co. Project)
	5.85% 2/1/13 (AMBAC)	2,200,000	2,206,116
•	Mobile, Alabama Industrial Development Board Pollution
	Control Revenue (Alabama Power Co.) Series B
	4.875% 6/1/34	4,750,000	5,147,955
	M-S-R Energy Authority, California Gas Revenue Series A
	6.125% 11/1/29	1,915,000	2,125,650
	6.50% 11/1/39	3,915,000	4,562,815
	New Jersey Economic Development Authority
	Special Facility Revenue (Continental Airlines, Inc. Project)
	6.25% 9/15/29 (AMT)	2,000,000	1,942,800
•	New York City, New York Industrial Development Agency
	Special Facilities Revenue (American Airlines -
	JFK International Airport)
	7.625% 8/1/25 (AMT)	4,620,000	4,847,627
	7.75% 8/1/31 (AMT)	2,000,000	2,110,560
	New York Liberty Development Corporation Revenue
	Second Priority (Bank of America Tower)
	Class 2 5.625% 7/15/47	6,000,000	6,247,380
	Nez Perce County, Idaho Pollution Control Revenue
	(Potlatch Corp. Project) 6.00% 10/1/24	1,250,000	1,236,713
	Ohio State Air Quality Development Authority Revenue
	Environmental Improvement (First Energy Generation)
	Series A 5.70% 8/1/20	4,750,000	5,372,250
	Owen County, Kentucky Waterworks System Revenue
	(American Water Co.) Series B 5.625% 9/1/39	3,300,000	3,474,900
	Pennsylvania Economic Development Financing Authority
	Exempt Facilities Revenue (Allegheny Energy Supply Co.)
	7.00% 7/15/39	6,340,000	7,268,557
	Petersburg, Indiana Pollution Control Revenue (Indianapolis
	Power & Light Co. Project) 6.375% 11/1/29 (AMT)	5,000,000	5,138,200
	Phenix City, Alabama Industrial Development Board
	Environmental Improvement Revenue (Mead Westvaco Corp.
	Project) Series A 6.35% 5/15/35 (AMT)	3,000,000	2,976,720

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Richmond County, Georgia Development Authority
Environmental Improvement Revenue (International
Paper Co.) Series B 5.95% 11/15/25 (AMT)	$5,000,000	$5,094,450
South Carolina Jobs-Economic Development Authority
Industrial Revenue (South Carolina Electric & Gas Co.
Project) Series B 5.45% 11/1/32 (AMBAC) (AMT)	500,000	504,480
Sugar Creek, Missouri Industrial Development Revenue (Lafarge
North America Project) Series A 5.65% 6/1/37 (AMT)	500,000	483,365
Sweetwater County, Wyoming Solid Waste Disposal Revenue
(FMC Corp. Project) 5.60% 12/1/35 (AMT)	3,250,000	3,263,910
		120,645,592
Education Revenue Bonds – 9.51%
Amherst, New York Industrial Development Agency Civic
Facilities Revenue (UBF Faculty Student Housing)
Series A 5.75% 8/1/30 (AMBAC)	1,300,000	1,316,250
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45	5,390,000	5,509,119
Broward County, Florida Educational Facilities Authority Revenue
(Nova Southeastern Project) 5.25% 4/1/27 (RADIAN)	1,000,000	1,001,310
California Statewide Communities Development Authority School
Facility Revenue (Aspire Public Schools) 6.125% 7/1/46	5,160,000	5,269,082
California Statewide Communities Development Authority
Student Housing Revenue (East Campus Apartments, LLC)
Series A 5.625% 8/1/34 (ACA)	3,400,000	3,403,774
Connecticut State Health & Educational Facilities Authority
Revenue (Yale University) Series A-1 5.00% 7/1/25	3,000,000	3,478,380
Gainesville, Georgia Redevelopment Authority Educational Facilities
Revenue (Riverside Military Academy Project) 5.125% 3/1/37	3,735,000	2,703,654
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 7.00% 6/15/39	4,200,000	4,252,080
Massachusetts State Health & Educational Facilities
Authority Revenue
(Harvard University) Series A 5.50% 11/15/36	4,515,000	5,285,620
(Nichols College Project) Series C 6.125% 10/1/29	4,350,000	4,373,447
Michigan Finance Authority Educational Facilities Revenue
Senior (Saint Catherine Siena) Series A
8.00% 10/1/30	2,315,000	2,325,093
8.50% 10/1/45	1,000,000	1,013,100

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Missouri State Health & Educational Facilities Authority
Revenue (Washington University) Series A 5.375% 3/15/39	$5,000,000	$5,590,100
New Hampshire Higher Educational & Health Facilities
Authority Revenue (New Hampton School Issue)
5.375% 10/1/28	3,070,000	2,948,121
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair) 5.875% 6/1/42	4,285,000	4,453,786
New Jersey State Educational Facilities Authority Revenue
(University of Medicine & Dentistry) Series B 7.50% 12/1/32	1,435,000	1,689,368
Provo, Utah Charter School Revenue (Freedom Academy
Foundation Project) 5.50% 6/15/37	1,665,000	1,373,142
Saint Louis, Missouri Industrial Development Authority
Revenue (Confluence Academy Project) Series A
5.25% 6/15/25	1,150,000	1,023,627
5.35% 6/15/32	2,300,000	1,955,897
University of the Virgin Islands Series A 5.375% 6/1/34	500,000	505,725
		59,470,675
Electric Revenue Bonds – 3.32%
Chelan County, Washington Public Utilities District #001
Consolidated Revenue (Chelan Hydro System) Series A
5.45% 7/1/37 (AMBAC) (AMT)	5,000,000	5,030,300
Puerto Rico Electric Power Authority Revenue
Series PP 5.00% 7/1/25 (NATL-RE) (FGIC)	1,000,000	1,038,400
Series WW 5.50% 7/1/38	2,100,000	2,225,832
Series XX 5.75% 7/1/36	10,495,000	11,397,045
Sikeston, Missouri Electric Revenue Refunding
6.00% 6/1/13 (NATL-RE)	1,000,000	1,069,690
		20,761,267
Healthcare Revenue Bonds – 10.68%
Brevard County, Florida Health Care Facilities Authority
Revenue (Heath First Inc. Project) Series B 7.00% 4/1/39	1,610,000	1,819,220
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29	2,250,000	2,615,783
Cape Girardeau County, Missouri Industrial Development
Authority Health Care Facilities Revenue Unrefunded
Balance (St. Francis Medical Center) Series A
5.50% 6/1/32	1,000,000	1,017,490

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Cleveland-Cuyahoga County, Ohio Port Authority Revenue
Senior Housing (St. Clarence - Geac) Series A 6.25% 5/1/38	$1,500,000	$1,321,755
Colorado Health Facilities Authority Revenue
(Evangelical Lutheran) Series A 5.25% 6/1/34	4,275,000	4,280,387
Cuyahoga County, Ohio Revenue (Cleveland Clinic Health
Systems) Series A 5.50% 1/1/29	4,000,000	4,301,320
Fairfax County, Virginia Industrial Development Authority
Revenue (Inova Health Services) Series A 5.50% 5/15/35	2,500,000	2,742,400
Gainesville & Hall County, Georgia Development Authority
Revenue Senior Living Facilities (Lanier Village Estates
Project) Series C 7.25% 11/15/29	1,000,000	1,020,610
Illinois Finance Authority Revenue
(Silver Cross & Medical Centers) 7.00% 8/15/44	5,500,000	6,014,414
Illinois Health Facilities Authority Revenue
(Elmhurst Memorial Healthcare Project) 5.625% 1/1/28	2,000,000	2,005,660
Lucas County, Ohio Health Care Facility Revenue (Sunset
Retirement Communities) Series A 6.625% 8/15/30	2,000,000	2,020,780
Maricopa County, Arizona Industrial Development Authority
Health Facilities Revenue (Catholic Healthcare West)
Series A 6.00% 7/1/39	3,690,000	4,005,458
Michigan State Hospital Finance Authority Revenue
(Ascension Health Credit Group) Series B 5.25% 11/15/26	3,500,000	3,639,930
(Trinity Health Credit) Series C 5.375% 12/1/30	6,000,000	6,050,639
Montana Facility Finance Authority Revenue
(Sisters Leavenworth) Series A 5.25% 1/1/40	3,750,000	4,057,238
New York State Dormitory Authority Revenue Non State
Supported Debt
(North Shore LI Jewish Health System) Series A 5.50% 5/1/37	3,500,000	3,702,300
(Orange Regional Medical Center) 6.50% 12/1/21	2,745,000	2,947,389
North Carolina Medical Care Commission Health Care
Facilities Revenue (First Mortgage - Presbyterian Homes)
5.40% 10/1/27	3,260,000	3,234,702
Ohio State Higher Educational Facility Community Revenue
(Cleveland Clinic Health System Obligation Group)
Series A 5.25% 1/1/33	2,000,000	2,124,760
^ Oregon Health Science University Revenue
(Capital Appreciation Insured)
Series A 5.50% 7/1/21 (NATL-RE)	2,000,000	1,252,100

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Puerto Rico Industrial, Tourist, Educational, Medical &
Environmental Control Facilities Revenue (Hospital Auxilio
Mutuo Obligated Group) Series A 6.25% 7/1/24 (NATL-RE)	$1,200,000	$1,201,788
St. Paul, Minnesota Housing & Redevelopment Authority
Hospital Revenue (Healtheast Project) 6.00% 11/15/35	3,000,000	2,919,930
Tallahassee, Florida Health Facilities Revenue
(Tallahassee Memorial Regional Medical Center)
Series B 6.00% 12/1/15 (NATL-RE)	2,500,000	2,506,025
		66,802,078
Housing Revenue Bonds – 0.86%
Florida Housing Finance Agency
(Landings at Sea Forest Apartments) Series T
5.85% 12/1/18 (AMBAC) (FHA) (AMT)	285,000	285,168
6.05% 12/1/36 (AMBAC) (FHA) (AMT)	700,000	699,951
(Spinnaker Cove Apartments) Series G
6.50% 7/1/36 (AMBAC) (FHA) (AMT)	500,000	500,140
Missouri State Housing Development Commission Mortgage
Revenue Single Family Homeowner Loan A 5.20% 9/1/33
(GNMA) (FNMA) (AMT)	170,000	171,637
Missouri State Housing Development Commission
Multifamily Housing Revenue
(Hyder) Series 3 5.60% 7/1/34 (FHA) (AMT)	1,435,000	1,464,202
(San Remo) Series 5 5.45% 1/1/36 (FHA) (AMT)	500,000	510,695
New Mexico Mortgage Finance Authority Revenue
Series B Class III 6.75% 7/1/25 (GNMA) (FNMA)	85,000	88,675
Series E 6.95% 1/1/26 (GNMA) (FNMA)	95,000	96,677
Orange County, Florida Housing Finance Authority
Homeowner Revenue Series B
5.25% 3/1/33 (GNMA) (FNMA) (AMT)	105,000	106,110
Oregon Health, Housing, Educational, & Cultural Facilities
Authority Revenue (Pier Park Project) Series A
6.05% 4/1/18 (GNMA) (AMT)	815,000	816,345
Santa Fe, New Mexico Single Family Mortgage Revenue
Series B-1 6.20% 11/1/16 (GNMA) (FNMA) (AMT)	130,000	130,350
Volusia County, Florida Multifamily Housing Finance
Authority (San Marco Apartments)
Series A 5.60% 1/1/44 (AGM) (AMT)	500,000	506,030
		5,375,980

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds – 3.22%
Capital Area Cultural Education Facilities Finance
Corporation Texas Revenue (Roman Catholic Diocese)
Series B 6.125% 4/1/45	$2,045,000	$2,111,422
Capital Trust Agency Florida Revenue
(Fort Lauderdale/Cargo Acquisition Project)
5.75% 1/1/32 (AMT)	3,750,000	3,429,487
(Orlando/Cargo Acquisition Project) 6.75% 1/1/32 (AMT)	2,395,000	2,253,072
Grapevine, Texas Industrial Development Corporate Revenue
(Air Cargo) 6.50% 1/1/24 (AMT)	905,000	907,896
Houston, Texas Industrial Development Corporate Revenue
(Air Cargo) 6.375% 1/1/23 (AMT)	1,990,000	1,993,184
Loudoun County, Virginia Industrial Development Authority Public
Safety Facility Lease Revenue Series A 5.25% 12/15/23 (AGM)	700,000	789,691
Missouri State Development Finance Board Infrastructure
Facilities Revenue
(Branson Landing Project) Series A
5.25% 12/1/19	1,435,000	1,534,962
5.625% 12/1/28	2,430,000	2,534,247
(Sewer System Improvement Project) Series C 5.00% 3/1/25	605,000	611,510
(Triumph Foods Project) Series A 5.25% 3/1/25	500,000	505,090
Puerto Rico Commonwealth Industrial Development Company
General Purpose Revenue Series B 5.375% 7/1/16	1,000,000	1,001,650
Puerto Rico Public Buildings Authority Revenue (Guaranteed
Government Facilities) Series F 5.25% 7/1/25	930,000	1,006,939
^ St. Louis, Missouri Industrial Development Authority
Leasehold Revenue (Convention Center Hotel)
5.80% 7/15/20 (AMBAC)	3,035,000	1,439,531
		20,118,681
Local General Obligation Bonds – 4.52%
Boerne, Texas Independent School District Building
5.25% 2/1/27 (PSF)	4,000,000	4,202,920
Los Angeles, California Unified School District Election of 2005
Series F 5.00% 1/1/34	6,180,000	6,497,096
Melrose Park, Illinois Tax Increment
Series B 6.00% 12/15/19 (AGM)	1,250,000	1,266,300

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
New York City, New York
Series I 5.125% 3/1/23	$5,875,000	$6,366,091
Series I-1 5.375% 4/1/36	5,000,000	5,539,200
Series J 5.25% 6/1/28	2,055,000	2,218,599
Powell, Ohio 5.50% 12/1/32 (NATL-RE)	2,000,000	2,164,980
		28,255,186
§Pre-Refunded/Escrowed to Maturity Bonds – 17.36%
Cape Girardeau County, Missouri Industrial Development
Authority Health Care Facilities Revenue (Southeast
Missouri Hospital) 5.25% 6/1/16 (NATL-RE)	440,000	495,770
Deschutes County, Oregon Hospital Facilities Authority Hospital
Revenue (Cascade Health Services) 5.60% 1/1/32-12	1,250,000	1,337,300
Duluth, Minnesota Economic Development Authority Health
Care Facilities Revenue (Benedictine Health System -
St. Mary’s Hospital) 5.25% 2/15/33-14	4,000,000	4,631,880
Golden State, California Tobacco Securitization Corporation
Settlement Revenue Series B 5.625% 6/1/38-13	7,500,000	8,528,100
^ Greene County, Missouri Single Family Mortgage Revenue
Municipal Multiplier (Private Mortgage Insurance) 6.10% 3/1/16	1,225,000	1,110,144
Henrico County, Virginia Economic Development Authority
Revenue (Bon Secours Health System)
Series A 5.60% 11/15/30-11	130,000	144,615
Highlands County, Florida Health Facilities Authority
(Adventist Health System/Sunbelt)
Series A 6.00% 11/15/31-11	1,500,000	1,613,640
Illinois Educational Facilities Authority Student Housing
Revenue (Educational Advancement Fund - University
Center Project) 6.25% 5/1/30-12	5,000,000	5,538,400
Linn County, Oregon Community School District #9
Lebanon 5.60% 6/15/30-13 (FGIC)	2,000,000	2,285,060
Louisiana Public Facilities Authority Hospital Revenue
(Southern Baptist Hospital, Inc. Project) 8.00% 5/15/12	1,880,000	2,006,148
Maryland State Economic Development Corporation,
Student Housing Revenue (University of Maryland College
Park Project) 5.625% 6/1/35-13	1,125,000	1,284,098
Milledgeville-Baldwin County, Georgia Development
Authority Revenue (Georgia College & State University
Foundation Student Housing Project) 6.00% 9/1/33-14	1,000,000	1,217,540

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded/Escrowed to Maturity Bonds (continued)
New Jersey State Educational Facilities Authority Revenue
(Stevens Institute of Technology) Series B 5.25% 7/1/24-14	$2,085,000	$2,445,351
New Jersey State Highway Authority Garden State Parkway
General Revenue (Senior Parkway)
5.50% 1/1/14 (FGIC)	5,000,000	5,813,600
5.50% 1/1/15 (FGIC)	7,310,000	8,751,313
5.50% 1/1/16 (FGIC)	1,000,000	1,220,040
New York City, New York Series J 5.25% 6/1/28-13	2,895,000	3,280,469
North Carolina Medical Care Commission Hospital Revenue
(Northeast Medical Center Project) 5.125% 11/1/34-14	1,250,000	1,470,200
Oklahoma State Turnpike Authority Revenue (First Senior)
6.00% 1/1/22	13,535,000	18,050,275
Osceola County, Florida School Board Certificates of
Participation Series A 5.25% 6/1/27-12 (AMBAC)	4,000,000	4,372,640
Payne County, Oklahoma Economic Development Authority
Student Housing Revenue (Collegiate Housing Foundation -
Oklahoma State University) Series A 6.375% 6/1/30-11	4,000,000	4,183,280
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series G 5.00% 7/1/42-13	525,000	592,888
Puerto Rico Electric Power Authority Revenue
Series II 5.25% 7/1/31-12	6,000,000	6,602,820
Series NN 5.125% 7/1/29-13	1,105,000	1,251,777
Puerto Rico Public Buildings Authority Revenue (Guaranteed
Government Facilities) Series I 5.25% 7/1/33-14	175,000	204,376
• Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue
Series A 5.00% 8/1/39-11	4,000,000	4,174,800
Richmond, Virginia Public Utilities Revenue
5.00% 1/15/27-12 (AGM)	10,000,000	10,646,399
St. Louis, Missouri Airport Revenue (Capital Improvement
Project) Series A 5.375% 7/1/21-12 (NATL-RE)	1,635,000	1,781,055
Virgin Islands Public Finance Authority Revenue
Series A 7.30% 10/1/18	2,200,000	2,730,970
Wisconsin Housing & Economic Developing Authority
Revenue 6.10% 6/1/21-17 (FHA)	645,000	781,540
		108,546,488

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds – 12.97%
Brooklyn Arena Local Development Corporation, New York
Pilot Revenue (Barclays Center Project) 6.50% 7/15/30	$8,230,000	$8,999,176
California State Economic Recovery Refunding
Series A 5.25% 7/1/21	3,130,000	3,752,056
Florida Enterprise Community Development District Special
Assessment 6.10% 5/1/16 (NATL-RE)	695,000	697,815
Henderson, Nevada Local Improvement
Districts #T-18 5.30% 9/1/35	2,315,000	1,142,013
Hollywood, Florida Community Redevelopment Agency
Revenue (Beach CRA) 5.625% 3/1/24	1,200,000	1,241,112
Jacksonville, Florida Excise Tax Revenue
Series B 5.00% 10/1/26 (AMBAC)	1,000,000	1,056,000
Lammersville, California School District Community Facilities
District #2002 (Mountain House) 5.125% 9/1/35	4,125,000	3,636,435
Manchester, Missouri Tax Increment & Transportation Revenue
(Highway 141/Manchester Road Project) 6.875% 11/1/39	3,120,000	3,216,845
Middlesex County, New Jersey Improvement Authority Senior
Revenue (Heldrich Center Hotel/Conference Project) Series A
5.00% 1/1/32	1,500,000	848,520
5.125% 1/1/37	1,500,000	848,490
Missouri State Development Finance Board Infrastructure
Facilities Revenue (Crackerneck Creek Project)
Series C 5.00% 3/1/26	500,000	507,690
Missouri State Environmental Improvement & Energy Water
Pollution Control Revenue (State Revolving Fund Project)
Series A 6.05% 7/1/16 (AGM)	1,030,000	1,034,491
Missouri State Highways & Transportation Commission State
Road Revenue Series B 5.00% 5/1/24	9,000,000	10,460,430
New Jersey Economic Development Authority Revenue
(Cigarette Tax)
5.50% 6/15/31	1,000,000	988,200
5.75% 6/15/34	1,935,000	1,915,011
New York City, New York Transitional Finance Authority
Series D 5.00% 2/1/31	5,000,000	5,314,400
New York Sales Tax Asset Receivables
Series A 5.25% 10/15/27 (AMBAC)	1,000,000	1,116,150

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
New York State Dormitory Authority State Personal Income
Tax Revenue
Series A 5.00% 3/15/38	$4,545,000	$4,899,919
Series B 5.25% 3/15/38	6,000,000	6,640,800
Puerto Rico Sales Tax Financing Corporation Sales
Corporation Tax Revenue
Ω(Capital Appreciation) Series A 6.75% 8/1/32	10,780,000	9,315,645
Series A 5.75% 8/1/37	5,000,000	5,359,800
Series A 6.00% 8/1/39	3,530,000	3,907,957
Tampa, Florida Sports Authority Revenue Sales Tax
(Tampa Bay Arena Project) 5.75% 10/1/20 (NATL-RE)	1,000,000	1,157,500
^ Wyandotte County/Kansas City, Kansas Unified Government
Special Obligation Revenue (Capital Appreciation-Sales Tax)
Subordinate Lien 6.07% 6/1/21	5,230,000	3,031,465
		81,087,920
State General Obligation Bonds – 5.04%
California State
6.00% 4/1/38	4,060,000	4,533,883
6.50% 4/1/33	2,570,000	3,017,488
Guam Government Series A 7.00% 11/15/39	4,295,000	4,810,056
Maryland State & Local Facilities Land Capital Improvement
Second Series 5.00% 8/1/16	4,000,000	4,842,200
Puerto Rico Commonwealth Public Improvement Series A
5.125% 7/1/31	4,415,000	4,435,265
5.25% 7/1/23	500,000	516,415
5.50% 7/1/19 (NATL-RE)	5,000,000	5,674,651
Series C 6.00% 7/1/39	3,370,000	3,658,101
		31,488,059
Transportation Revenue Bonds – 9.04%
Bay Area, California Toll Bridge Authority Revenue
(San Francisco Bay Area) Series F-1 5.625% 4/1/44	4,265,000	4,805,418
Branson, Missouri Regional Airport Transportation
Development District Revenue (Branson Airport Project)
Series B 6.00% 7/1/37 (AMT)	1,500,000	861,990
Dallas-Fort Worth, Texas International Airport Revenue
Series A 5.50% 11/1/31 (NATL-RE) (FGIC) (AMT)	1,500,000	1,515,660

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Maryland State Economic Development Corporation Revenue
(Transportation Facilities Project) Series A 5.75% 6/1/35	$5,075,000	$5,329,461
New York State Thruway Authority General Revenue Series H
5.00% 1/1/19 (NATL-RE)	6,240,000	7,263,235
North Texas Tollway Authority Revenue (First Tier)
Series A 6.00% 1/1/24	3,345,000	3,807,346
•Series E-3 5.75% 1/1/38	4,320,000	5,003,942
Phoenix, Arizona Civic Improvement Corporation Airport
Revenue Junior Lien Series A 5.00% 7/1/26	1,800,000	1,961,874
Sacramento County, California Airport System Revenue
(PFC/Grant) Series C 6.00% 7/1/41	6,500,000	7,150,715
St. Louis, Missouri Airport Revenue (Lambert-St Louis
International) Series A-1 6.625% 7/1/34	5,995,000	6,546,780
Texas Private Activity Bond Surface Transportation
Corporation Senior Lien
(LBJ Infrastructure) 7.00% 6/30/40	5,715,000	6,245,295
(Mobility Partners) 6.875% 12/31/39	5,500,000	6,037,350
		56,529,066
Water & Sewer Revenue Bonds – 3.12%
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.25% 11/1/39	5,500,000	6,284,904
New York City, New York Municipal Water Finance
Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40	4,000,000	4,613,120
Series A 5.25% 6/15/34	3,705,000	3,928,115
Tampa, Florida Water and Sewer Revenue
6.00% 10/1/16 (AGM)	1,000,000	1,233,500
Virgin Islands Water & Power Authority Water System
Revenue 5.50% 7/1/17	510,000	511,046
West Virginia State Water Development Authority Revenue
(Loan Program III) Series A 6.375% 7/1/39 (AMBAC) (AMT)	2,890,000	2,921,848
		19,492,533

Total Municipal Bonds (cost $575,301,239)		618,573,525

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Short-Term Investment – 0.32%
Variable Rate Demand Note – 0.32%
• Minneapolis & St. Paul, Minnesota Housing & Redevelopment
Authority Health Care Revenue (Allina Health System)
Series B-2 0.25% 11/15/35 (LOC–JP Morgan Chase Bank)	$2,000,000	$2,000,000
Total Short-Term Investment (cost $2,000,000)		2,000,000

Total Value of Securities – 99.25%
(cost $577,301,239)		620,573,525
Receivables and Other Assets
Net of Liabilities – 0.75%		4,666,601
Net Assets Applicable to 53,753,813
Shares Outstanding – 100.00%		$625,240,126

Net Asset Value – Delaware Tax-Free USA Fund
Class A ($581,931,552 / 50,035,311 Shares)		$11.63
Net Asset Value – Delaware Tax-Free USA Fund
Class B ($5,373,081 / 462,226 Shares)		$11.62
Net Asset Value – Delaware Tax-Free USA Fund
Class C ($30,301,786 / 2,604,795 Shares)		$11.63
Net Asset Value – Delaware Tax-Free USA Fund
Institutional Class ($7,633,707 / 651,481 Shares)		$11.72

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$589,352,077
Undistributed net investment income		66,895
Accumulated net realized loss on investments		(7,451,132)
Net unrealized appreciation of investments		43,272,286
Total net assets		$625,240,126

§	Pre-Refunded/Escrowed to Maturity bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of August 31, 2010.
^	Zero coupon security. The rate shown is the yield at the time of purchase. Interest rates reset periodically.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FNMA — Federal National Mortgage Association collateral
GNMA — Government National Mortgage Association collateral
LOC — Letter of Credit
NATL-RE — Insured by the National Public Finance Guarantee Corporation
PSF — Insured by the Permanent School Fund
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free USA Fund
Net asset value Class A (A)	$11.63
Sales charge (4.50% of offering price) (B)	0.55
Offering price	$12.18

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Statements of net assets
Delaware Tax-Free USA Intermediate Fund	August 31, 2010

		Principal amount	Value
Municipal Bonds – 98.31%
Corporate Revenue Bonds – 8.54%
	Allegheny County, Pennsylvania Industrial Development
	Authority Revenue (Environmental Improvement -
	U.S. Steel Corp. Project) 6.50% 5/1/17	$2,315,000	$2,513,720
	Alliance Airport Authority, Texas Special Facilities Revenue
	(Federal Express Corp. Project) 4.85% 4/1/21 (AMT)	2,000,000	2,017,920
•	Brazos, Texas Harbor Industrial Development Environmental
	Facilities Revenue (Dow Chemical Co. Project)
	5.90% 5/1/38 (AMT)	1,010,000	1,048,330
	Brazos, Texas River Authority Pollution Control Revenue
	(Texas Utilities) 5.40% 5/1/29 (AMT)	1,000,000	401,780
	Buckeye, Ohio Tobacco Settlement Financing Authority
	Asset-Backed Series A-2 5.875% 6/1/47	5,645,000	4,122,148
•	Chesapeake, Virginia Economic Development Authority
	Pollution Control Revenue (Electric & Power Co. Project)
	Series A 3.60% 2/1/32	1,150,000	1,199,565
	Chesterfield County, Virginia Economic Development
	Authority Pollution Control Revenue (Virginia Electric &
	Power) Series A 5.00% 5/1/23	1,460,000	1,621,286
	Clayton County, Georgia Development Authority Special
	Facilities Revenue (Delta Air Lines) Series A 8.75% 6/1/29	1,770,000	2,004,684
•	Gulf Coast Waste Disposal Authority, Texas Environmental
	Facilities Revenue (BP Products North America)
	2.30% 1/1/26	780,000	758,441
	2.30% 1/1/42	1,500,000	1,458,540
	Harris County, Texas Industrial Development Corporation
	Solid Waste Disposal Revenue (Deer Park Refining Project)
	5.00% 2/1/23	2,750,000	2,950,145
	Indianapolis, Indiana Airport Authority Revenue Special
	Facilities (Federal Express Corp. Project)
	5.10% 1/15/17 (AMT)	750,000	806,445
	Iowa Finance Authority Pollution Control Facilities Revenue
	(Interstate Power) 5.00% 7/1/14 (FGIC)	2,000,000	2,182,760
•	Maricopa County, Arizona Corporation Pollution Control
	Revenue (Public Service Co. - Palo Verde Project)
	Series B 5.20% 6/1/43	6,000,000	6,251,101
	Maryland Economic Development Corporation Pollution
	Control Revenue (Potomac Electric Project)
	6.20% 9/1/22	1,780,000	2,114,871

		Principal amount	Value
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
	Memphis-Shelby County, Tennessee Airport Authority
	Special Facilities Revenue (Federal Express Corp. Project)
	5.05% 9/1/12	$1,000,000	$1,060,110
	Michigan State Strategic Fund Limited Obligation Revenue
	(Dow Chemical Project) Series B-2 6.25% 6/1/14	4,500,000	5,068,440
•	Mobile, Alabama Industrial Development Board Pollution
	Control Revenue (Alabama Power Co.)
	Series B 4.875% 6/1/34	2,840,000	3,077,935
	M-S-R Energy Authority, California Gas Revenue
	Series A 6.125% 11/1/29	3,640,000	4,040,400
	New Jersey Economic Development Authority Special
	Facilities Revenue (Continental Airlines, Inc. Project)
	6.625% 9/15/12 (AMT)	3,295,000	3,359,681
	Ohio State Air Quality Development Authority Revenue
	Environmental Improvement (First Energy)
	Series A 5.70% 2/1/14	2,225,000	2,475,112
	Series A 5.70% 8/1/20	4,320,000	4,885,920
	Series C 5.625% 6/1/18	2,370,000	2,691,040
	(USX Project) 5.00% 11/1/15	1,000,000	1,043,090
•	Pennsylvania Economic Development Financing Authority
	Exempt Facilities Revenue (Exelon Generation Co.
	Project) Series A 5.00% 12/1/42	1,355,000	1,433,197
	Prattville, Alabama Industrial Development Board
	Environmental Improvement Revenue (International
	Paper Co. Project) Series A 6.70% 3/1/24 (AMT)	1,075,000	1,086,868
•	Sabine, Texas River Authority Pollution Control Revenue
	(TXU Electric Co. Project) Series A 5.50% 5/1/22	1,000,000	955,630
	Sugar Creek, Missouri Industrial Development
	Revenue (Lafarge North America Project)
	Series A 5.65% 6/1/37 (AMT)	500,000	483,365
			63,112,524
Education Revenue Bonds – 5.90%
	California Municipal Finance Authority Educational Revenue
	(American Heritage Education Foundation Project) Series A
	5.25% 6/1/26	1,000,000	974,820
	California Statewide Communities Development Authority
	Student Housing Revenue (Irvine, LLC - UCI East
	Campus) 6.00% 5/15/23	3,150,000	3,439,548

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Chattanooga, Tennessee Health Educational & Housing
Facilities Board Revenue (CDFI Phase I, LLC Project)
Series B 5.50% 10/1/20	$1,030,000	$1,032,318
Clifton, Texas Higher Education Finance Corporation
Revenue (Uplift Education) Series A 6.00% 12/1/30	1,100,000	1,139,061
Connecticut State Health & Educational Facilities Authority
Revenue (Yale University) Series A-1 5.00% 7/1/25	5,000,000	5,797,300
Fulton County, Georgia Development Authority Revenue
(Molecular Science Building Project) 5.25% 5/1/21 (NATL-RE)	1,000,000	1,110,200
Grand Traverse, Michigan Public School Academy Revenue
5.00% 11/1/36	1,000,000	822,150
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 6.25% 6/15/20	1,180,000	1,184,189
Massachusetts State Health & Educational Facilities
Authority Revenue
(Nichols College Project) Series C 6.125% 10/1/29	1,000,000	1,005,390
•(Northeastern University) 4.125% 10/1/37	2,360,000	2,440,924
Michigan Higher Education Facilities Authority Revenue
(Kalamazoo College Project) 5.50% 12/1/19	500,000	524,750
Nassau County, New York Industrial Development Agency
Civic Facility Revenue (New York Institute of Technology
Project) Series A 4.75% 3/1/26	1,710,000	1,775,579
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair Properties) 5.75% 6/1/31	2,500,000	2,635,200
New York State Dormitory Authority Revenue
(Brooklyn Law School) Series A 5.50% 7/1/18 (RADIAN)	1,000,000	1,061,500
(Non State Supported Debt - Rockefeller University) Series A
5.00% 7/1/27	1,055,000	1,218,071
5.00% 7/1/41	8,070,000	8,910,329
(Non State Supported Debt - St. Joseph’s College)
5.25% 7/1/25	1,000,000	1,049,630
Ohio State Higher Educational Facility Revenue
(John Carroll University) 5.50% 11/15/18	335,000	362,212
Ohio State University General Receipts Revenue
Series B 5.25% 6/1/21	180,000	199,913
Troy, New York Capital Resource Corporation Revenue
(Rensselaer Polytechnic) Series B 5.00% 9/1/18	2,500,000	2,876,300
University of California Series A 5.125% 5/15/20 (AMBAC)	210,000	231,347

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
University of Oklahoma Research Facilities Revenue
5.00% 3/1/23 (AMBAC)	$1,065,000	$1,109,975
University of Virginia General Revenue Series B
5.00% 6/1/20	1,250,000	1,347,375
5.00% 6/1/21	1,250,000	1,341,925
		43,590,006
Electric Revenue Bonds – 4.23%
Metropolitan Government Nashville & Davidson County,
Tennessee Electric Revenue Series B 5.50% 5/15/14	1,000,000	1,172,780
Orlando, Florida Utilities Commission Water & Electric
Revenue 5.25% 10/1/20	555,000	587,712
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	2,500,000	2,562,325
Series XX 5.75% 7/1/36	13,000,000	14,117,350
Rochester, Minnesota Electric Utilities Revenue
Series C 5.00% 12/1/18 (NATL-RE)	2,000,000	2,358,520
South Carolina State Public Service Authority Revenue
Series A 5.125% 1/1/21 (AGM)	1,000,000	1,087,250
Texas Municipal Power Agency Revenue
4.00% 9/1/11 (AMBAC)	110,000	110,000
(Subordinated Lien - Transmission)
5.00% 9/1/27	1,000,000	1,107,840
5.00% 9/1/28	2,000,000	2,198,120
Turlock, California Irrigation District Revenue
Series A 5.00% 1/1/30	1,000,000	1,069,960
Vernon, California Electric System Revenue
Series A 5.125% 8/1/21	4,500,000	4,868,325
		31,240,182
Healthcare Revenue Bonds – 10.30%
Allegheny County, Pennsylvania Municipal Development
Authority Revenue (University of Pittsburgh Medical Center)
Series A 5.00% 9/1/14	4,000,000	4,540,880
Berks County, Pennsylvania Hospital Authority Revenue
(Reading Hospital & Medical Center Project)
Series A-3 5.25% 11/1/24	4,405,000	4,753,656
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29	2,250,000	2,615,783

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
California Municipal Finance Authority Certificates of
Participation (Community Hospitals Center)
5.25% 2/1/24	$1,350,000	$1,373,828
California Statewide Communities Development Authority
Revenue (Kaiser Permanente) Series A 5.00% 4/1/19	5,325,000	6,067,144
Cape Girardeau County, Missouri Industrial Development
Authority Health Care Facilities Revenue (St. Francis
Medical Center) Series A 5.50% 6/1/34	640,000	654,278
Cleveland-Cuyahoga County, Ohio Port Authority Revenue
(Saint Clarence - Geac) Series A 6.125% 5/1/26	715,000	668,840
Cumberland County, Pennsylvania Municipal Authority
Revenue (Diakon Lutheran Social Ministries)
6.25% 1/1/24	2,625,000	2,831,325
Cuyahoga County, Ohio Revenue (Cleveland Clinic
Health System) Series A 6.00% 1/1/21	1,000,000	1,108,740
Dauphin County, Pennsylvania General Authority Health
System Revenue (Pinnacle Health System Project)
Series A 6.00% 6/1/29	4,500,000	4,908,600
Georgia Medical Center Hospital Authority Revenue
(Spring Harbor Green Island Project) 5.25% 7/1/37	2,300,000	1,939,521
Lycoming County, Pennsylvania Authority Health System
Revenue (Susquehanna Health System Project) Series A
5.50% 7/1/28	2,500,000	2,608,150
Maryland State Health & Higher Education Facilities
Authority Revenue
•(John Hopkins Health Systems) 5.00% 5/15/46	790,000	864,086
(Union Hospital of Cecil County) 5.625% 7/1/32	500,000	508,615
Massachusetts State Health & Educational Facilities
Authority Revenue (Caregroup)
Series E-2 5.375% 7/1/21	1,970,000	2,167,197
Michigan State Hospital Finance Authority Revenue
(Oakwood Obligation Group) 5.50% 11/1/14	2,230,000	2,407,843
Minneapolis, Minnesota Health Care System Revenue
(Fairview Health) Series A 6.375% 11/15/23	3,710,000	4,383,254
Minneapolis, Minnesota Revenue (National Marrow Donor
Program Project)
5.00% 8/1/16	4,720,000	5,174,536
5.00% 8/1/18	2,500,000	2,708,175

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
New York State Dormitory Authority Revenue Non State
Supported Debt (North Shore LI Jewish Health System)
Series A 5.50% 5/1/30	$1,700,000	$1,822,043
(Orange Regional Medical Center) 6.50% 12/1/21	2,000,000	2,147,460
North Carolina Medical Care Commission Health Care
Facilities Revenue (First Mortgage - Presbyterian Homes)
5.40% 10/1/27	780,000	773,947
Ohio State Higher Educational Facilities Commission Revenue
(Cleveland Clinic Health System Obligation Group) Series A
5.00% 1/1/17	2,000,000	2,303,780
5.00% 1/1/18	1,000,000	1,160,710
Scottsdale, Arizona Industrial Development Authority
Hospital Revenue (Scottsdale Healthcare)
Series A 5.00% 9/1/19	3,065,000	3,360,313
South Carolina Jobs-Economic Development Authority
Hospital Revenue (Palmetto Health) 5.50% 8/1/26	5,000,000	5,223,199
St. Louis Park, Minnesota Health Care Facilities Revenue
(Nicollet Health Services) Series C 5.50% 7/1/18	4,240,000	4,733,282
St. Mary Hospital Authority, Pennsylvania Health System
Revenue (Catholic Health East)
Series A 5.25% 11/15/16	1,200,000	1,306,620
St. Paul, Minnesota Housing & Redevelopment Authority
Hospital Revenue (Health East Project) 6.00% 11/15/25	1,000,000	1,012,800
		76,128,605
Housing Revenue Bonds – 1.03%
California Housing Finance Agency Revenue
(Home Mortgage) Series M 5.95% 8/1/25 (AMT)	2,670,000	2,830,547
Puerto Rico Housing Finance Authority Subordinate
(Capital Fund Modernization) 5.50% 12/1/16	4,120,000	4,753,327
		7,583,874
Lease Revenue Bonds – 1.78%
Capital Trust Agency Florida Revenue (Fort Lauderdale/
Cargo Acquisition Project) 5.75% 1/1/32 (AMT)	1,750,000	1,600,428
Golden State, California Tobacco Securitization Corporation
Settlement Revenue Refunding Asset-Backed Series A
5.00% 6/1/18	1,170,000	1,170,468
5.00% 6/1/21 (AMBAC)	1,000,000	1,001,920

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Michigan State Building Authority Revenue Series I
5.00% 10/15/24	$2,860,000	$2,911,766
5.50% 10/15/18	2,050,000	2,132,451
New York State Municipal Bond Bank Agency Special
School Purpose Revenue Series C 5.25% 6/1/22	1,000,000	1,086,480
• Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series J 5.00% 7/1/28	1,000,000	1,039,560
Tobacco Settlement Financing New York Revenue
(Asset-Backed) Series B 5.00% 6/1/12	2,060,000	2,214,335
		13,157,408
Local General Obligation Bonds – 6.67%
Chicago, Illinois Board of Education Refunding Dedicated
Revenue Series B 5.00% 12/1/23 (AMBAC)	3,500,000	3,867,150
Chicago, Illinois Modern Schools Across Chicago
Series J 5.00% 12/1/23 (AMBAC)	2,865,000	3,154,394
Chicago, Illinois Project & Refunding
Series C 5.50% 1/1/40 (NATL-RE) (FGIC)	2,940,000	2,978,837
Dallas, Texas 5.125% 2/15/15	3,000,000	3,532,200
Fairfax County, Virginia Refunding & Public Improvement
5.25% 4/1/14	3,500,000	4,080,160
Gwinnett County, Georgia School District
5.00% 2/1/11	3,000,000	3,059,610
5.00% 2/1/21	4,975,000	6,187,806
Henrico County, Virginia Refunding Public Improvement
5.00% 7/15/19	4,000,000	4,991,280
Lansing, Michigan Community College (College Building & Site)
5.00% 5/1/21 (NATL-RE)	1,325,000	1,455,884
Los Angeles, California Unified School District
(Election 1997) Series F 5.00% 7/1/21 (FGIC)	2,880,000	3,150,979
(Election 2004) Series G
5.00% 7/1/13 (AMBAC)	2,000,000	2,235,140
5.00% 7/1/31 (AMBAC)	2,825,000	2,963,792
Middlesex County, New Jersey Improvement Authority
Revenue (County Guaranteed Open Space Trust)
5.25% 9/15/20	1,000,000	1,120,340

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
New York City, New York
Series A-1 5.00% 8/1/19	$3,500,000	$4,134,655
Series G 5.25% 8/1/15	1,000,000	1,135,240
Series I 5.00% 8/1/21	1,000,000	1,125,650
Series J 5.50% 6/1/23	100,000	110,190
		49,283,307
§Pre-Refunded/Escrowed to Maturity Bonds – 5.07%
Benton & Linn Counties, Oregon School District #509J
5.00% 6/1/21-13 (AGM)	1,000,000	1,121,920
California State Economic Recovery Series A 5.25% 7/1/14	225,000	264,355
Cook County, Illinois Series A 5.375% 11/15/21-11 (FGIC)	2,160,000	2,238,365
Duluth, Minnesota Economic Development
Authority Health Care Facilities Revenue
(Benedictine Health System - St. Mary’s Hospital)
5.25% 2/15/28-14	1,000,000	1,157,970
5.50% 2/15/23-14	1,000,000	1,166,500
Illinois Educational Facilities Authority Student Housing
Revenue (Educational Advancement -
University Center Project) 6.00% 5/1/22-12	750,000	827,648
Lancaster County, Pennsylvania Hospital Authority Revenue
(Lancaster General Hospital Project)
5.75% 3/15/21-13	1,000,000	1,144,800
Lunenburg County, Virginia Series B 5.25% 2/1/29-13 (NATL-RE)	715,000	805,305
Miami-Dade County, Florida Educational Facilities Authority
Revenue (University of Miami) Series A
5.00% 4/1/34-14 (AMBAC)	3,500,000	4,010,859
Michigan State Building Authority Revenue
(Facilities Program) Series I
5.00% 10/15/24-11	140,000	147,396
5.50% 10/15/18-11	125,000	132,304
Minneapolis, Minnesota Health Care System Revenue
(Allina Health Systems) Series A 5.75% 11/15/32-12	500,000	558,675
New Jersey State Educational Facilities Authority Revenue
(Georgian Court College Project) Series C 6.50% 7/1/33-13	500,000	584,835
New Jersey State Transportation Trust Fund Authority
(Transportation System) Series C 5.50% 6/15/22-13	1,700,000	1,938,629
New York City, New York Series J 5.50% 6/1/23-13	900,000	1,025,991

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded/Escrowed to Maturity Bonds (continued)
North Texas Health Facilities Development Corporation
Hospital Revenue (United Regional Health Care System,
Inc. Project) 6.00% 9/1/23-13	$1,000,000	$1,153,450
• Ohio State Higher Educational Facility Revenue Adjustable
Medium Term (Kenyon College Project) 4.70% 7/1/37-13	1,000,000	1,119,060
Ohio State University General Receipts (Ohio State
University) Series B 5.25% 6/1/21-13	820,000	927,256
Pennsylvania State First Series 5.125% 1/15/19-11	3,515,000	3,614,509
Pennsylvania State Higher Educational Facilities
Authority College & University Revenue
(Geneva College Project) 6.125% 4/1/22-12	1,000,000	1,090,180
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series J 5.50% 7/1/21-14	1,000,000	1,175,620
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series I 5.50% 7/1/23-14	2,000,000	2,354,560
• Puerto Rico Sales Tax Financing Corporation Sales Tax
Revenue Series A 5.00% 8/1/39-11	4,500,000	4,696,650
Southcentral, Pennsylvania General Authority Revenue
(Welllspan Health Obligated Project)
5.625% 5/15/26-11	820,000	859,565
5.625% 5/15/26	180,000	187,848
University of California Revenue
Series A 5.125% 5/15/20-13 (AMBAC)	40,000	44,764
University of North Carolina Revenue (Chapel Hill)
Series A 5.375% 12/1/14-11	2,000,000	2,078,120
Virginia State Resource Authority Clean Water Revenue
(State Revolving Fund) 6.00% 10/1/16-10	1,000,000	1,004,840
		37,431,974
Resource Recovery Revenue Bonds – 0.17%
Pennsylvania Economic Development Financing Authority
Resource Recovery Revenue (Subordinate Colver Project)
Series G 5.125% 12/1/15 (AMT)	1,300,000	1,258,088
		1,258,088
Special Tax Revenue Bonds – 11.61%
Baltimore, Maryland Convention Center Hotel Revenue
Subordinated Series B 5.00% 9/1/16	1,200,000	1,147,836
Brooklyn Arena Local Development Corporation New York
Pilot Revenue (Barclays Center Project) 6.50% 7/15/30	5,500,000	6,014,029

		Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
	California State Economic Recovery Series A
	5.25% 7/1/14	$775,000	$895,234
	5.25% 7/1/21	2,740,000	3,284,548
	Casa Grande, Arizona Excise Tax Revenue
	5.00% 4/1/22 (AMBAC)	1,600,000	1,683,152
	Columbia County, Georgia Sales Tax 5.00% 4/1/16	1,265,000	1,513,256
	Dallas, Texas Convention Center Hotel Development
	Revenue Series A
	5.00% 1/1/24	3,420,000	3,614,222
	5.25% 1/1/23	5,375,000	5,844,883
	Guam Government Limited Obligation Revenue
	(Section 30) Series A
	5.375% 12/1/24	1,750,000	1,867,425
	5.625% 12/1/29	1,185,000	1,259,963
	Hampton, Virginia Convention Center Revenue
	5.25% 1/15/23 (AMBAC)	1,000,000	1,075,780
	Louisiana State Citizens Property Insurance Corporation
	Assessment Revenue Series C-2
	6.75% 6/1/26 (ASSURED GTY)	3,600,000	4,293,000
	Metropolitan Pier & Exposition Authority, Illinois Dedicate
	State Tax Revenue (McCormick Place Expansion Project)
	Series A 5.50% 12/15/24 (NATL-RE) (FGIC)	2,000,000	2,027,920
	Middlesex County, New Jersey Improvement Authority
	Senior Revenue (Heldrich Center Hotel/Conference
	Project) Series A 5.00% 1/1/32	1,000,000	565,680
@	Modesto, California Special Tax Community Facilities
	District #04-1 (Village 2) 5.15% 9/1/36	1,500,000	1,193,880
	New Jersey Economic Development Authority Revenue
	(Cigarette Tax)
	5.00% 6/15/11 (FGIC)	2,750,000	2,789,408
	5.50% 6/15/31	1,000,000	988,200
	5.625% 6/15/18	1,000,000	1,000,430
•	New York City, New York Transitional Finance Authority
	Revenue Refunding - Future Tax Secured
	Series A 5.50% 11/1/26	1,000,000	1,054,670
	New York State Local Government Assistance Corporation
	Refunding Subordinate Lien Series A 5.00% 4/1/20	3,360,000	4,097,419
	New York State Urban Development Corporation Revenue
	(State Personal Income Tax) Series A-1 5.00% 12/15/28	4,000,000	4,478,640

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Oregon Department of Administrative Services Lottery
Revenue Series A 5.25% 4/1/26	$2,000,000	$2,337,420
Puerto Rico Sales Tax Financing Corporation Sales Tax
Revenue Series A
5.25% 8/1/27	6,685,000	7,274,950
6.125% 8/1/29	2,500,000	2,651,600
Series C 6.50% 8/1/35	6,500,000	7,474,284
Richmond Heights, Missouri Tax Increment & Transaction
Sales Tax Revenue Refunding & Improvement (Francis
Place Redevelopment Project) 5.625% 11/1/25	1,000,000	922,650
@ St. Joseph, Missouri Industrial Development Authority Tax
Increment Revenue (Shoppes at North Village Project)
Series A 5.10% 11/1/19	250,000	245,393
Series B 5.375% 11/1/23	1,000,000	960,270
Virgin Islands Public Finance Authority Revenue (Senior
Lien Matching Fund Loan) Series A 5.25% 10/1/22	1,785,000	1,875,232
Washington State Motor Vehicle Fuel Tax
Series B 5.00% 7/1/16	4,250,000	5,094,858
Wyandotte County, Kansas City, Kansas Unified
Government Special Obligation Revenue
^(Capital Appreciation-Sales Tax - Subordinate Lien)
6.07% 6/1/21	5,230,000	3,031,465
(Sales Tax-2nd Lien-Area B) 5.00% 12/1/20	1,500,000	1,574,655
Wyoming State Loan & Investment Board Facilities
Revenue 5.00% 10/1/24	1,550,000	1,664,561
		85,796,913
State General Obligation Bonds – 23.24%
California State 5.25% 11/1/17	1,000,000	1,109,720
California State Various Purpose
5.00% 10/1/18	5,000,000	5,824,100
6.50% 4/1/33	4,500,000	5,283,540
California Statewide Communities Development Authority
Revenue (Purchase Proposition 1A Receivables Program)
5.00% 6/15/13	2,690,000	2,963,089
Connecticut State Economic Recovery Series A
5.00% 1/1/16	4,700,000	5,583,835

	Principal amount	Value
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Connecticut State Series C 5.00% 11/1/24	$2,000,000	$2,347,520
Georgia State
5.00% 8/1/12	3,125,000	3,406,563
5.00% 7/1/17	4,810,000	5,885,420
Series D 5.00% 7/1/11	6,865,000	7,137,746
Guam Government Series A 7.00% 11/15/39	1,560,000	1,747,075
Illinois State Refunding Series B 5.00% 1/1/13	3,475,000	3,732,046
Maryland State 5.00% 8/1/17	1,500,000	1,798,890
Maryland State & Local Facilities Loan Capital Improvement
First Series 5.00% 3/15/19	3,675,000	4,372,148
Second Series 5.00% 7/15/14	975,000	1,138,137
Series B 5.00% 3/1/21	7,700,000	9,487,246
Series C 5.00% 11/1/17	2,750,000	3,386,103
Massachusetts State Consolidated Loan
Series A 5.25% 8/1/13	5,000,000	5,687,600
Series C 5.50% 11/1/15	4,090,000	4,968,655
Minnesota State 5.00% 6/1/14	900,000	1,045,890
Minnesota State Various Purpose Series A 5.00% 8/1/19	8,020,000	10,004,789
Mississippi State Series A 5.00% 10/1/17	4,860,000	5,882,641
North Carolina State Public Improvement Series A
5.00% 3/1/12	4,000,000	4,284,160
5.00% 3/1/15	1,200,000	1,416,264
North Carolina State Refunding
Series A 5.00% 3/1/16	6,000,000	7,202,579
Series B 5.00% 4/1/15	4,000,000	4,730,760
Ohio State
Series A 5.00% 6/15/13	3,750,000	4,218,975
Series D 5.00% 9/15/14	3,500,000	4,085,515
Pennsylvania State
5.50% 2/1/13	3,200,000	3,591,680
Second Series 5.00% 7/1/20	2,300,000	2,840,247
Second Series A
5.00% 8/1/13	4,000,000	4,524,880
5.00% 5/1/21	10,000,000	12,216,399
Puerto Rico Commonwealth Government Development Bank
4.75% 12/1/15 (NATL-RE)	4,765,000	4,975,041

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Puerto Rico Commonwealth Public Improvement Series A
5.00% 7/1/16 (ASSURED GTY)	$2,110,000	$2,395,209
5.25% 7/1/22	3,470,000	3,595,267
5.25% 7/1/23	1,125,000	1,161,934
5.50% 7/1/17	4,415,000	4,954,425
• Puerto Rico Commonwealth Series A 5.00% 7/1/30	1,000,000	1,040,930
• Puerto Rico Public Finance Corporation Commonwealth
Appropriation (LOC-Puerto Rico Government Bank)
Series A 5.75% 8/1/27	1,000,000	1,040,480
Virginia State
5.00% 6/1/23	2,000,000	2,349,760
Series D 5.00% 6/1/19	5,715,000	7,121,690
Washington State Variable Purpose Series A 5.00% 7/1/16	1,000,000	1,198,790
		171,737,738
Transportation Revenue Bonds – 12.96%
Broward County, Florida Airport System Revenue
Series O 5.375% 10/1/29	3,895,000	4,222,219
Charlotte, North Carolina Airport Revenue
(Charlotte Douglas) Series A
5.00% 7/1/13	2,375,000	2,646,059
5.00% 7/1/15	750,000	863,265
Chicago, Illinois O’Hare International Airport Revenue
General-Airport-Third Lien Series A-2
5.75% 1/1/20 (AGM) (AMT)	1,000,000	1,077,830
Dallas-Fort Worth, Texas International Airport Revenue Series A
5.00% 11/1/22	680,000	755,616
5.00% 11/1/23	750,000	828,375
5.00% 11/1/24	400,000	439,284
Idaho Housing & Finance Association Grant Revenue
(Antic Federal Highway Transportation)
Series A 5.25% 7/15/21 (ASSURED GTY)	2,760,000	3,225,971
Maryland State Economic Development Revenue
(Transportation Facilities Project)
Series A 5.375% 6/1/25	2,470,000	2,597,057
Massachusetts State Department of Transportation Metro
Highway System Revenue Series B 5.00% 1/1/27	8,080,000	8,882,181

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Metropolitan, New York Transportation Authority Revenue
Series A 5.00% 11/15/18	$2,500,000	$2,943,725
Series C 6.50% 11/15/28	2,860,000	3,435,546
Metropolitan, Washington D.C. Airport Authority Systems
Revenue Series A
5.00% 10/1/30	6,000,000	6,564,060
5.50% 10/1/19 (NATL-RE) (FGIC) (AMT)	1,000,000	1,087,540
Missouri State Highways & Transportation Commission
State Road Revenue Second Lien
5.25% 5/1/23	1,940,000	2,260,236
New York State Thruway Authority Revenue
(General Highway and Bridge Trust Fund)
Series B 5.25% 4/1/13 (AMBAC)	3,300,000	3,699,102
North Texas Tollway Authority Revenue System (First Tier)
Series A 6.00% 1/1/20	3,925,000	4,615,643
•Series E-3 5.75% 1/1/38	2,470,000	2,861,050
Pennsylvania State Turnpike Commission Revenue
Series A 5.25% 12/1/20 (AMBAC)	1,230,000	1,412,077
Phoenix, Arizona Civic Improvement Airport Revenue
Series A 5.00% 7/1/26	7,500,000	8,174,475
Regional Transportation District, Colorado Private Activity
Revenue (Denver Transportation Partners)
6.50% 1/15/30	4,440,000	4,920,763
Sacramento County, California Airport System Revenue
5.00% 7/1/24	1,425,000	1,571,533
(PFC/Grant) Series D
5.50% 7/1/28	2,020,000	2,204,891
5.625% 7/1/29	1,685,000	1,837,897
Saint Louis, Missouri Airport Revenue (Lambert-St. Louis
International) Series A-1 6.125% 7/1/24	3,780,000	4,239,194
Texas Private Activity Bond Surface Transportation
Corporate Senior Lien Revenue
(LBJ Infrastructure) 7.50% 6/30/33	2,650,000	3,041,617
(Mobility Partners) 7.50% 12/31/31	3,565,000	4,102,210
Texas State Transportation Commission Highway Fund
Revenue (First Tier) 5.00% 4/1/18	1,700,000	2,033,948

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Triborough, New York Bridge & Tunnel Authority Revenue
Series A 5.00% 11/15/17	$1,720,000	$2,079,102
•Series B-1 5.00% 11/15/25	4,000,000	4,508,600
•Series B-3 5.00% 11/15/38	1,800,000	2,095,470
Virginia Port Authority Commonwealth Port Fund Revenue
Resolution 5.00% 7/1/12 (AMT)	500,000	535,620
		95,762,156
Water & Sewer Revenue Bonds – 6.81%
Alabama Water Pollution Control Authority Revenue
5.50% 8/15/23 (AMBAC)	1,000,000	1,005,950
Arizona Water Infrastructure Finance Authority Revenue
(Water Quality) Series A 5.00% 10/1/21	2,430,000	2,890,096
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.00% 11/1/25	2,925,000	3,390,748
Series B 5.50% 11/1/23 (AGM)	3,000,000	3,425,670
California State Department Water Resources Power
Supply Revenue Series L 5.00% 5/1/19	6,000,000	7,319,940
Florida Water Pollution Control Financing Corporation
Revenue (Water Pollution Control)
Series A 5.00% 1/15/25	5,000,000	5,713,450
King County, Washington Sewer Revenue Refunding
Series B 5.00% 1/1/14 (NATL-RE)	3,500,000	3,999,345
Massachusetts State Water Pollution Abatement Trust
5.00% 8/1/16	2,170,000	2,617,280
New York City, New York Municipal Water Finance
Authority Water & Sewer System
(Second General) Series FF 5.00% 6/15/31	6,500,000	7,196,735
Series B 5.00% 6/15/21 (AMBAC)	2,085,000	2,385,115
New York State Environmental Facilities Corporation
Revenue (State Clean Water & Drinking Water
Revolving Foundation)
Series A 5.00% 6/15/22	1,405,000	1,650,622
Series D 5.00% 9/15/23	3,360,000	3,864,202
Portland, Oregon Sewer System Revenue (First Lien)
Series A 5.00% 6/15/18	4,000,000	4,869,800
		50,328,953
Total Municipal Bonds (cost $680,339,835)		726,411,728

	Principal amount	Value
Short-Term Investments – 0.70%
•Variable Rate Demand Notes – 0.70%
Harris County, Texas Cultural Education Facilities Finance
Corporation Special Facilities Revenue (Texas Medical Center)
Series B-1 0.25% 9/1/31 (LOC-JPMorgan Chase Bank)	$2,900,000	$2,900,000
Minneapolis & St. Paul, Minnesota Housing &
Redevelopment Authority Health Care Revenue
(Allina Health System) Series B-2 0.25% 11/15/35
(LOC-JPMorgan Chase Bank)	1,350,000	1,350,000
Pittsburgh, Pennsylvania Water & Sewer Authority
Water & Sewer System Revenue (First Lien)
Series B2 0.26% 9/1/39 (LOC-PNC Bank N.A.)	500,000	500,000
Robbinsdale, Minnesota Revenue (North Memorial)
Series A-3 0.25% 5/1/33 (LOC-Wells Fargo Bank N.A.)	400,000	400,000
Total Short-Term Investments (cost $5,150,000)		5,150,000

Total Value of Securities – 99.01%
(cost $685,489,835)		731,561,728
Receivables and Other Assets
Net of Liabilities – 0.99%		7,322,028
Net Assets Applicable to 60,845,155
Shares Outstanding – 100.00%		$738,883,756

Net Asset Value – Delaware Tax-Free USA Intermediate Fund
Class A ($481,004,143 / 39,707,133 Shares)		$12.11
Net Asset Value – Delaware Tax-Free USA Intermediate Fund
Class B ($511,176 / 42,240 Shares)		$12.10
Net Asset Value – Delaware Tax-Free USA Intermediate Fund
Class C ($65,342,502 / 5,396,932 Shares)		$12.11
Net Asset Value – Delaware Tax-Free USA Intermediate Fund
Institutional Class ($192,025,935 / 15,698,850 Shares)		$12.23

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$698,494,946
Undistributed net investment income	16,225
Accumulated net realized loss on investments	(5,699,308)
Net unrealized appreciation of investments	46,071,893
Total net assets	$738,883,756

§	Pre-Refunded/Escrowed to Maturity bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
^	Zero coupon security. The rate shown is the yield at the time of purchase.
•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
@	Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $2,399,543, which represented 0.32% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
CDFI — Community Development Financial Institutions
FGIC — Insured by the Financial Guaranty Insurance Company
LOC — Letter of Credit
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price per Share –
Delaware Tax-Free USA Intermediate Fund
Net asset value Class A (A)	$12.11
Sales charge (2.75% of offering price) (B)	0.34
Offering price	$12.45

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Delaware National High-Yield Municipal Bond Fund	August 31, 2010

		Principal amount	Value
Municipal Bonds – 95.60%
Corporate Revenue Bonds – 18.02%
	Allegheny County, Pennsylvania Industrial Development
	Authority Revenue (Environmental Improvement -
	U.S. Steel Corp.) 6.875% 5/1/30	$1,000,000	$1,103,920
•	Beaver County, Pennsylvania Industrial Development
	Authority Pollution Control Revenue (First Energy
	General Corp. Project) Series C 7.125% 6/1/28 (AMT)	1,000,000	1,039,640
•	Brazos, Texas Harbor Industrial Development Environmental
	Facilities Revenue (Dow Chemical Co. Project)
	5.90% 5/1/38 (AMT)	190,000	197,211
•	Brazos, Texas River Authority Pollution Control Revenue
	(TXU Energy Co. Project) Series B 6.30% 7/1/32 (AMT)	1,000,000	421,730
	Buckeye, Ohio Tobacco Settlement Financing Authority
	Asset-Backed Series A-2
	5.875% 6/1/47	1,500,000	1,095,345
	6.50% 6/1/47	1,000,000	801,430
	Cass County, Texas Industrial Development Corporation
	Environmental Improvement Revenue (International
	Paper Co. Project) Series A 6.00% 9/1/25 (AMT)	1,000,000	1,018,240
	Clayton County, Georgia Development Authority Special
	Facilities Revenue (Delta Airlines) Series B
	9.00% 6/1/35 (AMT)	1,000,000	1,077,790
	Cloquet, Minnesota Pollution Control Revenue
	(Potlatch Corp. Project) 5.90% 10/1/26	750,000	734,340
	Columbus County, North Carolina Industrial Facilities &
	Pollution Control Financing (International Paper Co. Project)
	Series A 5.70% 5/1/34	1,000,000	1,050,720
	De Soto Parish, Louisiana Environmental Improvement
	Revenue (International Paper Co. Project) Series A
	6.35% 2/1/25 (AMT)	1,650,000	1,675,558
	Golden State, California Tobacco Securitization Settlement
	Revenue Refunding Asset-Backed Senior Series A-1
	5.75% 6/1/47	4,400,000	3,295,907
	Gulf Coast, Texas Waste Disposal Authority Revenue
	(Valero Energy Corp. Project) 6.65% 4/1/32 (AMT)	1,000,000	1,014,800
•	Gulf Coast, Texas Waste Disposal Authority Texas Environmental
	Facilities Revenue (BP Products North America)
	2.30% 1/1/26	285,000	277,123
	2.30% 1/1/42	550,000	534,798

Statements of net assets
Delaware National High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Hawaii State Department Budget & Finance Special
Purpose Revenue (Hawaiian Electric Co. Subsidiary)
6.50% 7/1/39	$970,000	$1,080,852
Indiana State Finance Authority Environmental Revenue
(U.S. Steel Corp.) 6.00% 12/1/26	1,000,000	1,063,080
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue
(Westlake Chemical Corp.) Series A 6.50% 8/1/29	1,500,000	1,567,785
Michigan Tobacco Settlement Finance Authority Revenue
Asset-Backed Series A 6.00% 6/1/48	555,000	422,832
Mississippi Business Finance Corporation Pollution Control
Revenue (System Energy Resources, Inc. Project)
5.90% 5/1/22	900,000	900,063
M-S-R Energy Authority, California Gas Revenue Series C
6.50% 11/1/39	1,000,000	1,165,470
New Jersey Economic Development Authority Special
Facility Revenue (Continental Airlines Inc. Project)
6.40% 9/15/23 (AMT)	1,000,000	987,810
• New York City, New York Industrial Development Agency
Special Facilities Revenue
(American Airlines - JFK International Airport)
7.75% 8/1/31 (AMT)	1,000,000	1,055,280
(JetBlue Airways Corp. Project) 5.125% 5/15/30 (AMT)	1,000,000	860,160
New York Liberty Development Corporation Revenue
Second Priority (Bank of America Tower) Class Z
5.625% 7/15/47	2,000,000	2,082,460
Ohio County, Kentucky Pollution Control Revenue (Big
Rivers Electric Corp. Project) Series A 6.00% 7/15/31	1,250,000	1,306,713
Pennsylvania Economic Development Financing Authority
Exempt Facilities Revenue (Allegheny Energy Supply Co.)
7.00% 7/15/39	1,000,000	1,146,460
Petersburg, Indiana Pollution Control Revenue (Indianapolis
Power & Light Co. Project) 6.375% 11/1/29 (AMT)	1,000,000	1,027,640
Phenix City, Alabama Industrial Development Board
Environmental Improvement Revenue (Mead Westvaco
Corp. Project) Series A 6.35% 5/15/35 (AMT)	500,000	496,120
Salt Verde Financial Corporation, Arizona Gas Revenue
Senior 5.00% 12/1/37	1,000,000	954,150

	Principal amount	Value
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
St. John Baptist Parish, Louisiana Revenue (Marathon Oil Corp.)
Series A 5.125% 6/1/37	$1,000,000	$1,001,950
Sugar Creek, Missouri Industrial Development Revenue
(Lafarge North America Project) Series A
5.65% 6/1/37 (AMT)	500,000	483,365
Sweetwater County, Wyoming Solid Waste Disposal
Revenue (FMC Corp. Project) 5.60% 12/1/35 (AMT)	1,000,000	1,004,280
Toledo, Lucas County, Ohio Port Authority Development
Revenue (Toledo Express Airport Project) Series C
6.375% 11/15/32 (AMT)	1,000,000	1,005,100
		34,950,122
Education Revenue Bonds – 19.06%
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45	1,250,000	1,277,625
California Statewide Communities Development Authority
Revenue (California Baptist University Project) Series A
5.50% 11/1/38	1,000,000	870,290
California Statewide Communities Development Authority
School Facility Revenue (Aspire Public Schools Project)
6.00% 7/1/40	1,000,000	1,022,920
California Statewide Communities Development Authority
Student Housing Revenue (East Campus Apartments, LLC)
Series A 5.625% 8/1/34 (ACA)	1,000,000	1,001,110
Chattanooga, Tennessee Health Educational & Housing
Facilities Board Revenue (CDFI Phase I, LLC Project)
Subordinate Series B 6.00% 10/1/35	1,500,000	1,450,875
Clifton, Texas Higher Education Finance Corporation
Revenue (Uplift Education) Series A 6.25% 12/1/45	1,000,000	1,028,070
Gainesville, Georgia Redevelopment Authority Educational
Facilities Revenue (Riverside Military Academy Project)
5.125% 3/1/37	1,850,000	1,339,160
Idaho Housing & Finance Association Nonprofit Facilities
Revenue (North Star Charter School Project) Series A
9.50% 7/1/39	1,000,000	1,175,480
Indiana State Finance Authority Revenue Educational Facilities
(Drexel Foundation – Thea Bowman Academy Charter
School) 7.00% 10/1/39	1,000,000	1,077,890
(Irvington Community) Series A 9.00% 7/1/39	1,000,000	1,214,760

Statements of net assets
Delaware National High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Iowa Higher Education Loan Authority Revenue
(Private College Facilities) 6.00% 9/1/39	$1,500,000	$1,558,620
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 7.00% 6/15/39	1,000,000	1,012,400
Maryland State Economic Development Corporation
Student Housing Revenue (University of Maryland
College Park Projects) 5.75% 6/1/33	930,000	960,764
Maryland State Health & Higher Educational Facilities
Authority Revenue
(Patterson Park Public Charter School)
Series A 6.125% 7/1/45	1,000,000	1,038,220
@(Washington Christian Academy Project)
Series A 5.50% 7/1/38	1,170,000	503,135
Massachusetts State Health & Educational Facilities
Authority Revenue
(Nichols College Project) Series C 6.125% 10/1/29	1,000,000	1,005,390
(Springfield College) 5.625% 10/15/40	1,000,000	1,052,760
Michigan Finance Authority Education Facilities Revenue
(St. Catherine Siena) Series A 8.50% 10/1/45	2,000,000	2,026,200
Michigan Public Education Facilities Authority Revenue
(Limited-Obligation - Landmark Academy) 7.00% 12/1/39	1,000,000	1,057,000
Minnesota State Higher Education Facilities Authority
Revenue (Bethel University) Series 6-R 5.50% 5/1/37	1,000,000	1,007,120
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair) 5.875% 6/1/42	1,500,000	1,559,084
New Jersey State Educational Facilities Authority Revenue
(Fairleigh Dickinson Project) Series C 5.50% 7/1/23	750,000	764,978
(University of Medicine & Dentistry) Series B 7.50% 12/1/32	1,000,000	1,177,260
Ohio State Higher Educational Facility Revenue (Otterbein
College Project) Series A 5.50%12/1/28	950,000	1,048,886
Oregon State Facilities Authority Revenue (College Housing
Northwest Project) Series A 5.45% 10/1/32	1,000,000	933,120
Pennsylvania State Higher Educational Facilities
Authority Revenue
(Edinboro University Foundation) 5.80% 7/1/30	1,300,000	1,359,345
(Edinboro University Foundation Student Housing)
6.00% 7/1/42	1,000,000	1,035,240
•Foundation Indiana University) Series A
0.795% 7/1/39 (XLCA)	2,400,000	1,454,808

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Philadelphia, Pennsylvania Authority for Industrial
Development Revenue (First Philadelphia Charter Project)
Series A 5.75% 8/15/32	$745,000	$722,412
Philadelphia, Pennsylvania Redevelopment Authority
Revenue (Beech Student Housing Complex Project)
Series A 5.50% 7/1/35 (ACA)	1,500,000	1,261,290
Provo, Utah Charter School Revenue (Freedom Academy
Foundation Project) 5.50% 6/15/37	1,000,000	824,710
Troy, New York Capital Resource Corporation Revenue
(Rensselaer Polytechnic) Series A 5.125% 9/1/40	800,000	831,416
Utah State Charter School Finance Authority Revenue
(North Davis Preparatory) 6.375% 7/15/40	1,290,000	1,324,082
		36,976,420
Electric Revenue Bonds – 2.87%
Puerto Rico Electric Power Authority Revenue Series
Series XX 5.25% 7/1/40	3,205,000	3,360,346
Series ZZ 5.25% 7/1/26	2,000,000	2,204,920
		5,565,266
Healthcare Revenue Bonds – 25.05%
Alhambra, California Revenue (Atherton Baptist Homes)
Series A 7.625% 1/1/40	1,000,000	1,073,470
Apple Valley, Minnesota Economic Development Authority
Health Care Revenue (Augustana Home St. Paul Project)
Series A 6.00% 1/1/40	1,000,000	1,007,470
Bexar County, Texas Health Facilities Development
Corporation Revenue (Army Retirement Residence Project)
5.875% 7/1/30	1,000,000	1,035,020
Brevard County, Florida Healthcare Facilities Authority
Health Care Facilities Revenue (Heath First Inc. Project)
Series B 7.00% 4/1/39	1,000,000	1,129,950
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29	900,000	1,046,313
California Municipal Finance Authority Revenue
(Eisenhower Medical Center) Series A 5.75% 7/1/40	1,750,000	1,794,765
California Statewide Communities Development Authority
Revenue (Senior Living - Southern California)
7.25% 11/15/41	500,000	557,515

Statements of net assets
Delaware National High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Cleveland-Cuyahoga County, Ohio Port Authority Revenue
Senior Housing (St. Clarence - Geac) Series A
6.25% 5/1/38	$1,000,000	$881,170
Colorado Health Facilities Authority Revenue (Christian
Living Community Project) Series A 5.75% 1/1/37	500,000	454,710
Connecticut State Health & Educational Facilities Authority
Revenue (Stamford Hospital) Series I 5.00% 7/1/30	1,400,000	1,458,436
Cumberland County, Pennsylvania Municipal Authority
Revenue (Diakon Lutheran Ministries Project)
6.375% 1/1/39	1,000,000	1,050,950
East Rochester, New York Housing Authority Revenue
Refunding (Senior Living - Woodland Village Project)
5.50% 8/1/33	500,000	444,065
Franklin County, Pennsylvania Industrial Development
Authority Revenue (Chambersburg Hospital Project)
5.375% 7/1/42	2,000,000	2,063,839
Gainesville & Hall County, Georgia Development Authority
Revenue Senior Living Facilities (Lanier Village Estates Project)
Series C 7.25% 11/15/29	1,000,000	1,020,610
Hamden, Connecticut Facilities Revenue (Whitney Center
Project) Series A 7.75% 1/1/43	1,000,000	1,108,770
Hawaii Pacific Health Special Purpose Revenue Series A
5.50% 7/1/40	1,250,000	1,257,438
Hawaii State Department Budget & Finance Special
Purpose Senior Living Revenue (Craigside Project)
Series A 9.00% 11/15/44	1,000,000	1,164,200
Illinois Finance Authority Revenue
(Provena Health) Series A 7.75% 8/15/34	1,000,000	1,184,630
(Silver Cross & Medical Centers) 7.00% 8/15/44	1,000,000	1,093,530
Illinois Health Facilities Authority Revenue (Elmhurst
Memorial Healthcare Project) 5.625% 1/1/28	1,000,000	1,002,830
Kentucky Economic Development Finance Authority
Hospital Revenue (Owensboro Medical Health System)
Series A 6.50% 3/1/45	1,000,000	1,077,710
Lancaster County, Pennsylvania Hospital Authority Revenue
(Brethren Village Project) Series A 6.375% 7/1/30	725,000	733,106
Lebanon County, Pennsylvania Health Facilities Authority
Center Revenue (Pleasant View Retirement) Series A
5.30% 12/15/26	1,000,000	966,060

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Maryland State Health & Higher Educational Facilities
Authority Revenue (Doctors Community Hospital)
5.75% 7/1/38	$1,000,000	$1,003,630
Medford, Oregon Hospital Facilities Authority Revenue
(Asante Health System) Series A 5.00% 8/15/40 (AGM)	1,000,000	1,040,810
Montana Facility Finance Authority Revenue
(Sisters Leavenworth) Series A 5.25% 1/1/40	1,250,000	1,352,413
Montgomery County, Pennsylvania Industrial Development
Authority Revenue (Meeting - Whitemarsh Continuing Care)
6.25% 2/1/35	1,500,000	1,278,600
New Jersey Health Care Facilities Financing Authority
Revenue (St. Josephs Healthcare System) 6.625% 7/1/38	860,000	911,282
New York State Dormority Authority Revenue Non State
Supported Debt (Orange Regional Medical Center)
6.25% 12/1/37	1,000,000	1,020,530
North Carolina Medical Care Commission Health Care
Facilities Revenue (First Mortgage - Presbyterian Homes)
5.60% 10/1/36	1,000,000	960,250
Orange County, Florida Health Facilities Authority Revenue
(Orlando Regional Healthcare) Series C 5.25% 10/1/35	1,000,000	1,023,090
Oregon State Facilities Authority Revenue (Samaritan
Health Services) Series A 5.25% 10/1/40	1,000,000	1,042,090
Pennsylvania Economic Development Financing Authority
Health System Revenue (Evalbert Einstein Healthcare)
Series A 6.25% 10/15/23	1,000,000	1,102,770
Richland County, Ohio Hospital Facilities Revenue
(Medcentral Health System Project) Series B
6.375% 11/15/30	500,000	506,370
South Carolina Jobs-Economic Development Authority
Hospital Revenue (Palmetto Health) 5.75% 8/1/39	1,000,000	1,032,310
St. Johns County, Florida Industrial Development Authority
Revenue (Presbyterian Retirement) Series A
5.875% 8/1/40	1,000,000	1,039,160
St. Louis Park, Minnesota Health Care Facilities Revenue
(Park Nicollet Health Services) 5.75% 7/1/39	1,000,000	1,027,070
St. Paul, Minnesota Housing & Redevelopment Authority
Health Care Facilities Revenue (Health Partners
Obligation Group Project) 5.25% 5/15/36	3,000,000	2,949,869

Statements of net assets
Delaware National High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
St. Paul, Minnesota Housing & Redevelopment Authority
Hospital Revenue (Health East Project)
6.00% 11/15/30	$1,000,000	$999,890
6.00% 11/15/35	1,340,000	1,304,235
Travis County, Texas Health Facilities Development
Corporation Revenue (Westminister Manor Project)
7.125% 11/1/40	1,000,000	1,046,980
Washington State Health Care Facilities Authority Revenue
(Multicare Health System) Series B 6.00% 8/15/39
(ASSURED GTY)	1,250,000	1,379,075
Winchester, Virginia Industrial Development Authority
Residential Care Facility Revenue (Westminster -
Canterbury Project) Series A 5.30% 1/1/35	1,000,000	933,920
Yavapai County, Arizona Industrial Development Authority
Hospital Revenue (Yavapai Regional Medical Center)
Series A 6.00% 8/1/33	1,000,000	1,018,090
		48,578,991
Housing Revenue Bonds – 0.51%
North Carolina Housing Finance Agency Homeownership
Revenue Series 27-A 5.55% 7/1/38 (AMT)	950,000	994,736
		994,736
Lease Revenue Bonds – 4.83%
Capital Area Cultural Education Facilities Finance
Corporation Texas Revenue (Roman Catholic Diocese)
Series B 6.125% 4/1/45	1,000,000	1,032,480
Guam Government Department of Education Certificates
of Participation (John F. Kennedy High School)
Series A 6.875% 12/1/40	2,000,000	2,041,260
Hudson Yards Infrastructure Corporation New York
Series A 5.00% 2/15/47	2,000,000	2,005,300
Missouri State Development Finance Board Infrastructure
Facilities Revenue (Branson Landing Project) Series A
5.50% 12/1/24	720,000	758,498
New York City, New York Industrial Development Agency
Revenue (Queens Baseball Stadium) 5.00% 1/1/46 (AMBAC)	1,200,000	1,125,444
New York City, New York Industrial Development Agency
Special Airport Facilities (Airis JFK I, LLC. Project)
Series A 5.50% 7/1/28 (AMT)	905,000	819,740

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Oklahoma City, Oklahoma Industrial & Cultural Facilities
Subordinated (Air Cargo - Obligated Group)
6.75% 1/1/23 (AMT)	$1,160,000	$1,100,701
Onondaga County, New York Industrial Development
Authority Revenue Subordinated (Air Cargo Project)
7.25% 1/1/32 (AMT)	500,000	489,270
		9,372,693
Local General Obligation Bonds – 0.32%
Henrico County, Virginia Refunding Public Improvement
5.00% 7/15/19	500,000	623,910
		623,910
§Pre-Refunded/Escrowed to Maturity Bonds – 0.57%
Bexar County, Texas Health Facilities Development
Corporation Revenue (Army Retirement Residence
Project) 6.30% 7/1/32-12	1,000,000	1,109,250
		1,109,250
Special Tax Revenue Bonds – 13.47%
Anne Arundel County, Maryland Special Obligation
(National Business Park - North Project) 6.10% 7/1/40	1,500,000	1,533,225
Baltimore, Maryland Convention Center Hotel Revenue
Suborinated Series B 5.875% 9/1/39	1,000,000	954,050
Brooklyn Arena Local Development Corporation, New York
Pilot Revenue (Barclays Center Project) 6.50% 7/15/30	1,000,000	1,093,460
Chicago, Illinois Tax Increment Allocation (Chatham Ridge
Redevelopment Project) 5.95% 12/15/12	750,000	770,055
Farms New Kent, Virginia Community Development
Authority Special Assessment Series C 5.80% 3/1/36	1,000,000	796,630
Henderson, Nevada Local Improvement Districts #T-18
5.30% 9/1/35	660,000	325,585
Lancaster, California Redevelopment Agency Tax Allocation
(Combined Redevelopment Project Areas) 6.875% 8/1/39	500,000	571,205
Manchester, Missouri Tax Increment & Transaction Revenue
Refunding (Highway 141 Manchester Road Project)
6.875% 11/1/39	1,250,000	1,288,800
Middlesex County, New Jersey Improvement Authority Senior
Revenue (Heldrich Center Hotel/Conference Project) Series A
5.00% 1/1/32	500,000	282,840
5.125% 1/1/37	870,000	492,124

Statements of net assets
Delaware National High-Yield Municipal Bond Fund

		Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
	New Jersey Economic Development Authority Revenue
	(Cigarette Tax) 5.75% 6/15/34	$965,000	$955,032
	New York State Local Government Assistance Refunding
	Subordinate Lien Series A 5.00% 4/1/20	1,000,000	1,219,470
	Norco, California Redevelopment Agency Tax Allocation
	(Area #1 Project) 6.00% 3/1/36	1,000,000	1,028,790
	Palm Drive Health Care District Parcel Tax Revenue
	5.25% 4/1/30	2,000,000	1,571,800
	Prescott Valley, Arizona Improvement District Special Assessment
	(Sewer Collection System Roadway Repair Project)
	7.90% 1/1/12	80,000	83,279
	Puerto Rico Commonwealth Highway & Transportation
	Authority Revenue Series K 5.00% 7/1/30	1,855,000	1,893,974
	Puerto Rico Sales Tax Financing Corporation Sales
	Tax Revenue
	Ω(Capital Appreciation) Series A 6.75% 8/1/32	2,030,000	1,754,245
	Series A 5.75% 8/1/37	800,000	857,568
	Series C 5.25% 8/1/41	2,000,000	2,094,399
	Richmond Heights, Missouri Tax Increment & Transaction
	Sales Tax Revenue Refunding & Improvement (Francis
	Place Redevelopment Project) 5.625% 11/1/25	1,200,000	1,107,180
@	Southwestern Illinois Development Authority Revenue
	(Local Government Program - Collinsville Limited Project)
	5.35% 3/1/31	500,000	397,600
@	St. Joseph, Missouri Industrial Development Authority
	Tax Increment Revenue (Shoppes at North Village
	Project) Series A
	5.375% 11/1/24	1,000,000	952,740
	5.50% 11/1/27	500,000	470,840
	Virgin Islands Public Finance Authority Revenue Matching
	Fund Loan Note Senior Lien Series A 5.00% 10/1/29	2,000,000	2,065,520
	Winter Garden Village at Fowler Groves Community
	Development District, Florida Special Assessment Revenue
	5.65% 5/1/37	960,000	934,147
^	Wyandotte County, Kansas City, Kansas Unified
	Government Special Obligation Revenue (Capital
	Appreciation-Sales Tax) Subordinate Lien 6.07% 6/1/21	1,090,000	631,797
			26,126,355

	Principal amount	Value
Municipal Bonds (continued)
State General Obligation Bonds – 3.78%
Georgia State Series I 5.00% 7/1/20	$1,000,000	$1,252,880
Guam Government Series A 6.75% 11/15/29	1,565,000	1,724,865
Minnesota State Variable Series A 5.00% 8/1/24	3,000,000	3,617,879
Puerto Rico Commonwealth Refunding
(Public Improvement) Series C 6.00% 7/1/39	675,000	732,706
		7,328,330
Transportation Revenue Bonds – 7.12%
Branson, Missouri Regional Airport Transportation
Development District (Airport Project) Series A
6.00% 7/1/37	500,000	287,330
Maryland State Economic Development Corporation
Revenue (Transportation Facilities Project) Series A
5.75% 6/1/35	1,000,000	1,050,140
Phoenix, Arizona Civic Improvement Corporation Airport
Revenue Junior Lien Series A 5.00% 7/1/26	1,920,000	2,092,666
Regional Transportation District Colorado Private Activity
(Denver Transit Partners) 6.00% 1/15/41	1,500,000	1,573,920
Sacramento County, California Airport System Revenue
(PFC/Grant) Series C 6.00% 7/1/41	1,000,000	1,100,110
St. Louis, Missouri Airport Revenue (Lambert–St. Louis
International) Series A-1 6.625% 7/1/34	1,090,000	1,190,324
Texas Private Activity Bond Surface Transportation
Corporation Senior Lien
(LBJ Infrastructure) 7.00% 6/30/40	4,000,000	4,371,160
(Mobility Partners) 6.875% 12/31/39	1,960,000	2,151,492
		13,817,142
Total Municipal Bonds (cost $178,639,838)		185,443,215

•Short-Term Investments – 1.29%
Variable Rate Demand Notes – 1.29%
Minneapolis & St. Paul, Minnesota Housing &
Redevelopment Authority Health Care System Revenue
(Allina Health System) Series B-1 0.26% 11/15/35
(LOC–JPMorgan Chase Bank)	1,000,000	1,000,000
Power County, Idaho Pollution Control Revenue (FMC Corp.
Project) 0.23% 12/1/10 (LOC–Wachovia Bank N.A.)	1,500,000	1,500,000
Total Short-Term Investments (cost $2,500,000)		2,500,000

Statements of net assets
Delaware National High-Yield Municipal Bond Fund

Total Value of Securities – 96.89%
(cost $181,139,838)	$187,943,215
Receivables and Other Assets
Net of Liabilities – 3.11%	6,027,025
Net Assets Applicable to 19,191,615
Shares Outstanding – 100.00%	$193,970,240

Net Asset Value – Delaware National High-Yield Municipal Bond Fund
Class A ($139,627,972 / 13,837,234 Shares)	$10.09
Net Asset Value – Delaware National High-Yield Municipal Bond Fund
Class B ($1,118,383 / 110,627 Shares)	$10.11
Net Asset Value – Delaware National High-Yield Municipal Bond Fund
Class C ($36,384,104 / 3,590,512 Shares)	$10.13
Net Asset Value – Delaware National High-Yield Municipal Bond Fund
Institutional Class ($16,839,781 / 1,653,242 Shares)	$10.19

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$189,460,313
Distribution in excess of net investment income	(4,408)
Accumulated net realized loss on investments	(2,289,042)
Net unrealized appreciation of investments	6,803,377
Total net assets	$193,970,240

@	Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $2,324,315, which represented 1.20% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”
§	Pre-Refunded/Escrowed to Maturity bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to Financial Statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by the Assured Guaranty Corporation
CDFI – Community Development Financial Institutions
LOC – Letter of Credit
XLCA – Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware National High Yield Municipal Bond Fund
Net asset value Class A (A)	$10.09
Sales charge (4.50% of offering price) (B)	0.48
Offering price	$10.57

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Statements of operations
Year Ended August 31, 2010

	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free USA	National High-Yield
	USA Fund	Intermediate Fund	Municipal Bond Fund
Investment Income:
Interest	$32,481,035	$25,730,182	$7,081,049

Expenses:
Management fees	3,233,905	2,943,847	636,119
Distribution expenses – Class A	1,363,846	1,439,108	226,838
Distribution expenses – Class B	68,261	6,793	13,590
Distribution expenses – Class C	244,252	514,771	176,573
Dividend disbursing and transfer
agent fees and expenses	413,219	546,095	94,450
Accounting and administration expenses	237,489	236,097	45,990
Registration fees	67,132	115,625	61,353
Reports and statements to shareholders	64,181	65,353	8,289
Legal fees	59,036	59,529	19,099
Audit and tax	41,852	43,665	17,979
Trustees’ fees	34,206	33,723	6,440
Due and services	23,481	19,752	7,818
Insurance fees	22,711	20,229	3,324
Pricing fees	18,935	19,170	10,383
Custodian fees	10,585	10,979	2,095
Consulting fees	8,764	8,563	1,581
Trustees’ expenses	2,565	2,398	406
	5,914,420	6,085,697	1,332,327
Less expenses absorbed or waived	(882,367)	(561,272)	(221,486)
Less waived distribution expenses – Class A	—	(716,263)	—
Less expense paid indirectly	(505)	(569)	(94)
Total operating expenses	5,031,548	4,807,593	1,110,747
Net Investment Income	27,449,487	20,922,589	5,970,302

	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free USA	National High-Yield
	USA Fund	Intermediate Fund	Municipal Bond Fund
Net Realized and Unrealized Gain
on Investments:
Net realized gain on investments	5,376,303	3,101,284	1,001,919
Net change in unrealized appreciation/
depreciation of investments	33,754,276	31,454,823	13,240,902
Net Realized and Unrealized Gain
on Investments	39,130,579	34,556,107	14,242,821

Net Increase in Net Assets
Resulting from Operations	$66,580,066	$55,478,696	$20,213,123

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free USA Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,449,487	$24,505,230
Net realized gain (loss) on investments	5,376,303	(2,838,744)
Net change in unrealized
appreciation/depreciation of investments	33,754,276	1,152,242
Net increase in net assets resulting from operations	66,580,066	22,818,728

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(26,109,963)	(23,405,639)
Class B	(265,094)	(352,615)
Class C	(948,392)	(681,841)
Institutional Class	(126,036)	(32)
	(27,449,485)	(24,440,127)

Capital Share Transactions:
Proceeds from shares sold:
Class A	61,819,342	118,535,984
Class B	87,469	70,203
Class C	9,773,385	6,869,985
Institutional Class	10,975,123	1,022

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	13,870,753	12,514,345
Class B	116,921	172,056
Class C	691,115	484,088
Institutional Class	69,762	32
	97,403,870	138,647,715

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(67,005,588)	$(104,004,049)
Class B	(3,446,173)	(3,624,046)
Class C	(2,360,456)	(3,541,888)
Institutional Class	(3,613,385)	—
	(76,425,602)	(111,169,983)
Increase in net assets derived from
capital share transactions	20,978,268	27,477,732
Net Increase in Net Assets	60,108,849	25,856,333

Net Assets:
Beginning of year	565,131,277	539,274,944
End of year	$625,240,126	$565,131,277

Undistributed net investment income	$66,895	$66,893

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free USA Intermediate Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,922,589	$15,162,112
Net realized gain (loss) on investments	3,101,284	(2,348,573)
Net change in unrealized
appreciation/depreciation of investments	31,454,823	11,254,947
Net increase in net assets resulting from operations	55,478,696	24,068,486

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(17,243,762)	(14,270,823)
Class B	(18,866)	(25,400)
Class C	(1,408,918)	(817,862)
Institutional Class	(2,251,043)	(26)
	(20,922,589)	(15,114,111)

Capital Share Transactions:
Proceeds from shares sold:
Class A	240,540,308	235,187,166
Class B	5,061	184,940
Class C	32,062,484	19,373,068
Institutional Class	201,735,695	1,022

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	11,793,891	9,817,928
Class B	12,602	18,329
Class C	1,043,543	581,579
Institutional Class	1,022,951	24
	488,216,535	265,164,056

72

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(257,852,688)	$(201,015,285)
Class B	(403,130)	(616,595)
Class C	(11,028,080)	(5,491,621)
Institutional Class	(15,480,558)	—
	(284,764,456)	(207,123,501)
Increase in net assets derived from
capital share transactions	203,452,079	58,040,555
Net Increase in Net Assets	238,008,186	66,994,930

Net Assets:
Beginning of year	500,875,570	433,880,640
End of year	$738,883,756	$500,875,570

Undistributed net investment income	$16,225	$16,225

See accompanying Notes, which are an integral part of the financial statements.

73

Statements of changes in net assets
Delaware National High-Yield Municipal Bond Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,970,302	$4,135,883
Net realized gain (loss) on investments	1,001,919	(898,271)
Net change in unrealized
appreciation/depreciation of investments	13,240,902	(3,755,920)
Net increase (decrease) in net assets resulting
from operations	20,213,123	(518,308)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,828,032)	(3,657,847)
Class B	(63,201)	(110,366)
Class C	(793,575)	(335,892)
Institutional Class	(265,485)	(47)
	(5,950,293)	(4,104,152)

Capital Share Transactions:
Proceeds from shares sold:
Class A	80,165,567	12,889,514
Class B	25,758	289,157
Class C	28,127,837	2,516,187
Institutional Class	21,613,556	1,016

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	3,020,007	2,236,012
Class B	31,120	50,724
Class C	528,580	220,675
Institutional Class	144,889	45
	133,657,314	18,203,330

74

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(23,646,518)	$(10,110,767)
Class B	(553,592)	(1,746,311)
Class C	(2,204,078)	(1,588,149)
Institutional Class	(5,576,829)	—
	(31,981,017)	(13,445,227)
Increase in net assets derived from
capital share transactions	101,676,297	4,758,103
Net Increase in Net Assets	115,939,127	135,643

Net Assets:
Beginning of year	78,031,113	77,895,470
End of year	$193,970,240	$78,031,113

Undistributed (distributions in excess of)
net investment income	$(4,408)	$13,405

See accompanying Notes, which are an integral part of the financial statements.

75

Financial highlights
Delaware Tax-Free USA Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

76

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.890	$10.970	$11.230	$11.570	$11.760

0.522	0.479	0.462	0.466	0.458
0.740	(0.081)	(0.260)	(0.337)	(0.186)
1.262	0.398	0.202	0.129	0.272

(0.522)	(0.478)	(0.462)	(0.469)	(0.462)
(0.522)	(0.478)	(0.462)	(0.469)	(0.462)

$11.630	$10.890	$10.970	$11.230	$11.570

11.85%	3.91%	1.82%	1.08%	2.42%

$581,931	$536,420	$510,822	$735,584	$656,813
0.80%	0.84%	0.85%	0.87%	0.86%

0.95%	0.97%	0.94%	0.95%	1.00%
4.64%	4.60%	4.13%	4.03%	3.97%

4.49%	4.47%	4.04%	3.95%	3.83%
32%	66%	28%	36%	41%

77

Financial highlights
Delaware Tax-Free USA Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

78

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.880	$10.960	$11.230	$11.570	$11.760

0.437	0.399	0.378	0.378	0.370
0.740	(0.080)	(0.270)	(0.337)	(0.186)
1.177	0.319	0.108	0.041	0.184

(0.437)	(0.399)	(0.378)	(0.381)	(0.374)
(0.437)	(0.399)	(0.378)	(0.381)	(0.374)

$11.620	$10.880	$10.960	$11.230	$11.570

11.01%	3.13%	0.96%	0.32%	1.63%

$5,373	$8,168	$11,812	$17,286	$22,189
1.56%	1.60%	1.61%	1.63%	1.63%

1.71%	1.73%	1.70%	1.71%	1.73%
3.88%	3.84%	3.37%	3.27%	3.20%

3.73%	3.71%	3.28%	3.19%	3.10%
32%	66%	28%	36%	41%

79

Financial highlights
Delaware Tax-Free USA Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

80

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.890	$10.970	$11.230	$11.570	$11.760

0.437	0.399	0.377	0.378	0.370
0.740	(0.080)	(0.260)	(0.337)	(0.186)
1.177	0.319	0.117	0.041	0.184

(0.437)	(0.399)	(0.377)	(0.381)	(0.374)
(0.437)	(0.399)	(0.377)	(0.381)	(0.374)

$11.630	$10.890	$10.970	$11.230	$11.570

11.00%	3.13%	0.96%	0.41%	1.63%

$30,302	$20,542	$16,641	$16,871	$15,110
1.56%	1.60%	1.61%	1.63%	1.63%

1.71%	1.73%	1.70%	1.71%	1.73%
3.88%	3.84%	3.37%	3.27%	3.20%

3.73%	3.71%	3.28%	3.19%	3.10%
32%	66%	28%	36%	41%

81

Financial highlights
Delaware Tax-Free USA Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

		12/31/081
	Year Ended	to
	8/31/10	8/31/09
Net asset value, beginning of period	$10.890	$10.020

Income from investment operations:
Net investment income	0.549	0.322
Net realized and unrealized gain on investments	0.830	0.870
Total from investment operations	1.379	1.192

Less dividends and distributions from:
Net investment income	(0.549)	(0.322)
Total dividends and distributions	(0.549)	(0.322)

Net asset value, end of period	$11.720	$10.890

Total return2	12.84%	12.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,634	$1
Ratio of expenses to average net assets	0.56%	0.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.71%	0.73%
Ratio of net investment income to average net assets	4.88%	4.84%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	4.73%	4.71%
Portfolio turnover	32%	66%	3

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

3 Portfolio turnover is representative of the Fund for the entire year.

See accompanying Notes, which are an integral part of the financial statements.

82

Financial highlights
Delaware Tax-Free USA Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

84

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.460	$11.250	$11.210	$11.470	$11.610

0.423	0.388	0.383	0.414	0.408
0.650	0.210	0.041	(0.260)	(0.140)
1.073	0.598	0.424	0.154	0.268

(0.423)	(0.388)	(0.384)	(0.414)	(0.408)
(0.423)	(0.388)	(0.384)	(0.414)	(0.408)

$12.110	$11.460	$11.250	$11.210	$11.470

9.53%	5.49%	3.83%	1.34%	2.38%

$481,004	$459,782	$407,729	$306,215	$204,525
0.75%	0.75%	0.75%	0.76%	0.75%

1.00%	1.03%	1.03%	1.03%	1.07%
3.59%	3.51%	3.38%	3.60%	3.56%

3.34%	3.23%	3.10%	3.33%	3.24%
27%	47%	28%	40%	37%

85

Financial highlights
Delaware Tax-Free USA Intermediate Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

86

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.450	$11.240	$11.200	$11.460	$11.610

0.324	0.294	0.287	0.317	0.311
0.650	0.210	0.041	(0.260)	(0.150)
0.974	0.504	0.328	0.057	0.161

(0.324)	(0.294)	(0.288)	(0.317)	(0.311)
(0.324)	(0.294)	(0.288)	(0.317)	(0.311)

$12.100	$11.450	$11.240	$11.200	$11.460

8.62%	4.61%	2.95%	0.48%	1.43%

$511	$861	$1,272	$1,786	$2,413
1.60%	1.60%	1.60%	1.61%	1.60%

1.70%	1.73%	1.73%	1.73%	1.77%
2.74%	2.66%	2.53%	2.75%	2.71%

2.64%	2.53%	2.40%	2.63%	2.54%
27%	47%	28%	40%	37%

87

Financial highlights
Delaware Tax-Free USA Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

88

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.450	$11.240	$11.200	$11.470	$11.610

0.323	0.294	0.287	0.317	0.311
0.660	0.210	0.041	(0.270)	(0.140)
0.983	0.504	0.328	0.047	0.171

(0.323)	(0.294)	(0.288)	(0.317)	(0.311)
(0.323)	(0.294)	(0.288)	(0.317)	(0.311)

$12.110	$11.450	$11.240	$11.200	$11.470

8.70%	4.60%	2.95%	0.39%	1.52%

$65,343	$40,232	$24,880	$28,237	$28,004
1.60%	1.60%	1.60%	1.61%	1.60%

1.70%	1.73%	1.73%	1.73%	1.77%
2.74%	2.66%	2.53%	2.75%	2.71%

2.64%	2.53%	2.40%	2.63%	2.54%
27%	47%	28%	40%	37%

89

Financial highlights
Delaware Tax-Free USA Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

		12/31/081
	Year Ended	to
	8/31/10	8/31/09
Net asset value, beginning of period	$11.460	$10.800

Income from investment operations:
Net investment income	0.424	0.269
Net realized and unrealized gain on investments	0.770	0.660
Total from investment operations	1.194	0.929

Less dividends and distributions from:
Net investment income	(0.424)	(0.269)
Total dividends and distributions	(0.424)	(0.269)

Net asset value, end of period	$12.230	$11.460

Total return2	10.62%	8.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$192,026	$1
Ratio of expenses to average net assets	0.60%	0.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.70%	0.73%
Ratio of net investment income to average net assets	3.74%	3.65%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	3.64%	3.52%
Portfolio turnover	27%	47%	3

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
3 Portfolio turnover is representative of the Fund for the entire year.

See accompanying Notes, which are an integral part of the financial statements.

90

Financial highlights
Delaware National High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

92

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$8.920	$9.510	$10.030	$10.320	$10.380

0.513	0.505	0.484	0.482	0.477
1.169	(0.595)	(0.520)	(0.290)	(0.060)
1.682	(0.090)	(0.036)	0.192	0.417

(0.512)	(0.500)	(0.484)	(0.482)	(0.477)
(0.512)	(0.500)	(0.484)	(0.482)	(0.477)

$10.090	$8.920	$9.510	$10.030	$10.320

19.29%	(0.38% )	(0.37% )	1.82%	4.15%

$139,628	$68,812	$67,762	$65,143	$68,663
0.85%	0.90%	0.90%	0.91%	0.90%

1.04%	1.08%	1.04%	1.03%	1.02%
5.24%	6.06%	4.94%	4.66%	4.66%

5.05%	5.88%	4.80%	4.54%	4.54%
37%	67%	24%	37%	73%

93

Financial highlights
Delaware National High-Yield Municipal Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

94

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$8.940	$9.530	$10.050	$10.350	$10.400

0.442	0.440	0.410	0.404	0.400
1.169	(0.592)	(0.520)	(0.300)	(0.050)
1.611	(0.152)	(0.110)	0.104	0.350

(0.441)	(0.438)	(0.410)	(0.404)	(0.400)
(0.441)	(0.438)	(0.410)	(0.404)	(0.400)

$10.110	$8.940	$9.530	$10.050	$10.350

18.37%	(1.11% )	(1.12% )	0.96%	3.47%

$1,118	$1,448	$3,135	$5,972	$9,519
1.60%	1.65%	1.65%	1.66%	1.65%

1.79%	1.83%	1.79%	1.78%	1.77%
4.49%	5.31%	4.19%	3.91%	3.91%

4.30%	5.13%	4.05%	3.79%	3.79%
37%	67%	24%	37%	73%

95

Financial highlights
Delaware National High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

96

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$8.960	$9.550	$10.070	$10.360	$10.420

0.442	0.441	0.410	0.404	0.400
1.169	(0.592)	(0.520)	(0.290)	(0.060)
1.611	(0.151)	(0.110)	0.114	0.340

(0.441)	(0.439)	(0.410)	(0.404)	(0.400)
(0.441)	(0.439)	(0.410)	(0.404)	(0.400)

$10.130	$8.960	$9.550	$10.070	$10.360

18.33%	(1.11% )	(1.12% )	1.06%	3.36%

$36,384	$7,770	$6,998	$4,848	$5,332
1.60%	1.65%	1.65%	1.66%	1.65%

1.79%	1.83%	1.79%	1.78%	1.77%
4.49%	5.31%	4.19%	3.91%	3.91%

4.30%	5.13%	4.05%	3.79%	3.79%
37%	67%	24%	37%	73%

97

Financial highlights
Delaware National High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

		12/31/081
	Year Ended	to
	8/31/10	8/31/09
Net asset value, beginning of period	$8.930	$7.590

Income from investment operations:
Net investment income	0.534	0.342
Net realized and unrealized gain on investments	1.259	1.338
Total from investment operations	1.793	1.680

Less dividends and distributions from:
Net investment income	(0.533)	(0.340)
Total dividends and distributions	(0.533)	(0.340)

Net asset value, end of period	$10.190	$8.930

Total return2	20.55%	22.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,840	$1
Ratio of expenses to average net assets	0.60%	0.65%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.79%	0.85%
Ratio of net investment income to average net assets	5.49%	6.41%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	5.30%	6.21%
Portfolio turnover	37%	67	%3

1	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

2	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

3	Portfolio turnover is representative of the Fund for the entire year.

See accompanying Notes, which are an integral part of the financial statements.

98

Notes to financial statements
Delaware National Tax-Free Funds	August 31, 2010

Delaware Group® Tax-Free Fund is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Delaware Group Tax-Free Fund and Voyageur Mutual Funds are individually referred to as a Trust and collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a Fund or, collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for Delaware Tax-Free USA Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund; and of 0.75% for Delaware Tax-Free USA Intermediate Fund if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares of the Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares of the Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund were sold with a CDSC that declines from 2% to zero depending upon the period of time the shares were held. Class B shares of the Tax-Free USA Intermediate Fund will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

100

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. These securities will generally be categorized as Level 2 investments. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. These securities will generally be categorized as Level 3 investments.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2007 – August 31, 2010), and has concluded that no provision for federal income tax is required for each Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the

101

Notes to financial statements
Delaware National Tax-Free Funds

1. Significant Accounting Policies (continued)

securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on ex-dividend date.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended August 31, 2010.

The Funds may receive earnings credits from their transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding offset shown as “expense paid indirectly.” For the year ended August 31, 2010, the Funds earned the following under this agreement:

Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
USA Fund	USA Intermediate Fund	Municipal Bond Fund
$505	$569	$94

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

Effective January 1, 2010, DMC has voluntarily agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations ), do not exceed

102

0.56%, 0.60%, and 0.60% of average daily net assets of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund, respectively, until such time as the voluntary expense cap is discontinued. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Funds’ Boards and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds and may be discontinued at any time because they are voluntary. Prior to January 1, 2010, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses), did not exceed 0.60%, 0.60%, and 0.65% of average daily net assets of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund, respectively.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the six months ended February 28, 2010, each Fund was charged for these services as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
USA Fund	USA Intermediate Fund	Municipal Bond Fund
$29,839	$29,672	$5,783

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares for Delaware Tax-Fee USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for the Delaware National High-Yield Municipal Bond Fund and 1.00% of the average daily net assets of the Class B and C shares for all the Funds. The Board for Delaware Tax-Free USA Fund has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. Effective April 21, 2006, the maximum amount of the Class A 12b-1 fees was reduced to 0.25% and the total 12b-1 fees to be

103

Notes to financial statements
Delaware National Tax-Free Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

paid to Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the rates described above. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through December 31, 2010 in order to prevent distribution and service fees of Class A shares from exceeding 0.15% of average daily net assets for the Delaware Tax-Free USA Intermediate Fund.

At August 31, 2010, each Fund had liabilities payable to affiliates as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Investment management fees
payable to DMC	$238,990	$258,025	$44,821
Dividend disbursing, transfer
agent and fund accounting
oversight fees and other
expenses payable to DSC	15,994	23,166	4,555
Distribution fees payable
to DDLP	148,260	114,688	55,613
Other expenses payable to
DMC and affiliates*	22,620	38,861	8,478

*	DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended August 31, 2010, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
USA Fund	USA Intermediate Fund	Municipal Bond Fund
$23,918	$26,202	$5,742

For the year ended August 31, 2010, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
USA Fund	USA Intermediate Fund	Municipal Bond Fund
$49,648	$52,896	$63,515

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For the year ended August 31, 2010, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealer on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Class A	$0	$0	$0
Class B	5,373	1,270	375
Class C	1,246	9,750	1,140

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2010, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Purchases	$210,009,192	$357,482,598	$135,622,590
Sales	185,863,574	161,060,661	42,872,980

At August 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Cost of investments	$577,301,239	$685,489,835	$181,086,675
Aggregate unrealized
appreciation	$53,679,485	$48,474,876	$10,587,411
Aggregate unrealized
depreciation	(10,407,199)	(2,402,983)	(3,730,871)
Net unrealized
appreciation	$43,272,286	$46,071,893	$6,856,540

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or

105

Notes to financial statements
Delaware National Tax-Free Funds

3. Investments (continued)

liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments

Level 2	–	other observable inputs (including, but not limited to quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3	–	inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of August 31, 2010:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
Municipal Bonds	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Level 2	$620,573,525	$731,561,728	$187,943,215

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the FASB issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for each Fund’s fiscal year ending August 31, 2011 and interim periods therein. Management has evaluated the impact of this update on its current disclosures and determined that there were no transfers of securities between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2010 and 2009 was as follows:

106

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Year ended 8/31/10
Tax-exempt income	$26,946,651	$20,788,197	$5,854,908
Ordinary income	502,834	134,392	95,385
Total	$27,449,485	$20,922,589	$5,950,293

Year ended 8/31/09
Tax-exempt income	$24,389,642	$15,114,111	$4,103,777
Ordinary income	50,485	—	375
Total	$24,440,127	$15,114,111	$4,104,152

5. Components of Net Assets on a Tax Basis

As of August 31, 2010, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Shares of beneficial interest	$589,352,077	$698,494,946	$189,460,313
Distributions payable	(690,821)	(567,550)	(214,145)
Undistributed tax-exempt
income	757,716	583,775	209,737
Capital loss carryforward	(7,451,132)	(5,699,308)	(2,342,205)
Unrealized appreciation
of investments	43,272,286	46,071,893	6,856,540
Net assets	$625,240,126	$738,883,756	$193,970,240

The differences between book basis and tax basis components of the net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments and tax treatment of distributions payable.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2010, the Delaware National High-Yield Municipal Bond Fund recorded the following reclassifications:

Undistributed net investment income	$(37,822)
Accumulated net realized gain	37,822

107

Notes to financial statements
Delaware National Tax-Free Funds

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at August 31, 2010 will expire as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
Year of Expiration	USA Fund	USA Intermediate Fund	Municipal Bond Fund
2011	$—	$—	$631,027
2012	—	—	980,742
2015	—	—	355,701
2017	7,451,132	5,699,308	374,735
Total	$7,451,132	$5,699,308	$2,342,205

For the year ended August 31, 2010, $3,865,444, $2,575,842, and $437,365 of capital loss carryforwards were utilized for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund, respectively.

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free		Delaware Tax-Free		Delaware National High-Yield
	USA Fund		USA Intermediate Fund		Municipal Bond Fund
	Year Ended		Year Ended		Year Ended
	8/31/10	8/31/09	8/31/10	8/31/09	8/31/10	8/31/09
Shares sold:
Class A	5,499,136	11,607,343	20,561,913	21,288,665	8,272,964	1,543,457
Class B	7,807	7,042	427	16,760	2,718	36,455
Class C	866,259	662,828	2,735,842	1,748,249	2,898,321	298,334
Institutional Class	962,114	102	16,911,847	95	2,202,319	134

Shares issued upon reinvestment of dividends and distributions:
Class A	1,229,783	1,198,786	1,005,351	885,386	313,502	269,659
Class B	10,383	16,525	1,078	1,659	3,238	6,137
Class C	61,213	46,310	88,888	52,363	54,352	26,475
Institutional Class	6,078	3	85,605	2	14,620	5
	8,642,773	13,538,939	41,390,951	23,993,179	13,762,034	2,180,656

Shares repurchased:
Class A	(5,953,210)	(10,115,087)	(21,987,886)	(18,287,462)	(2,460,064)	(1,230,554)
Class B	(306,421)	(350,505)	(34,462)	(56,382)	(57,274)	(209,703)
Class C	(208,581)	(339,849)	(941,095)	(500,042)	(228,990)	(190,984)
Institutional Class	(316,816)	—	(1,298,699)	—	(563,836)	—
	(6,785,028)	(10,805,441)	(24,262,142)	(18,843,886)	(3,310,164)	(1,631,241)
Net increase	1,857,745	2,733,498	17,128,809	5,149,293	10,451,870	549,415

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For the years ended August 31, 2010 and 2009, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the statements of changes in net assets.

		Year Ended			Year Ended
		8/31/10			8/31/09
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free
USA Fund	104,388	104,295	$1,173,700	161,252	161,199	$1,668,006
Delaware Tax-Free
USA Intermediate Fund	8,148	8,141	95,087	23,056	23,046	253,527
Delaware National High-Yield
Municipal Bond Fund	8,566	8,583	81,217	26,693	26,746	211,723

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Funds had no amounts outstanding as of August 31, 2010, or at any time during the year then ended.

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At August 31, 2010, 9.18% of the Delaware Tax-Free USA Fund’s net assets, 10.67% of the Delaware Tax-Free USA Intermediate Fund’s net assets, and 3.74% of the Delaware National High-Yield Municipal Bond Fund’s net assets were insured by bond insurers. These securities have been identified in the statements of net assets.

As of August 31, 2010, the Tax-Free USA Fund invested in municipal bonds issued by the state of New York and the territory of Puerto Rico which constituted approximately 13% and 10%, respectively, of the Fund’s portfolio. As of August 31, 2010, the Tax-Free USA Intermediate Fund invested in municipal bonds issued by the state of New York which constituted approximately 11%

109

Notes to financial statements
Delaware National Tax-Free Funds

8. Credit and Market Risk (continued)

of the Fund’s portfolio. These investments could make each Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether

110

individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. As of August 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the statements of net assets.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined no material events or transactions occurred subsequent to August 31, 2010 that would require recognition or disclosure in the Funds’ financial statements.

11. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2010, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Ordinary Income	Tax-Exempt	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free USA Fund	1.83%	98.17%	100.00%
Delaware Tax-Free USA Intermediate Fund	0.64%	99.36%	100.00%
Delaware National High-Yield Municipal Bond Fund	1.60%	98.40%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

111

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Tax-Free Fund and Voyageur Mutual Funds and the Shareholders of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund (constituting Delaware Group Tax-Free Fund) and Delaware National High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) at August 31, 2010, and the results of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights for each of the four years in the period ended August 31, 2009 were audited by other independent accountants whose report dated October 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2010

112

Other Fund information
(Unaudited)
Delaware National Tax-Free Funds

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Group Tax-Free Fund and Voyageur Mutual Funds (the Trusts) effective May 20, 2010. At a meeting held on May 20, 2010, the Boards of Trustees of the Trusts, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trusts for the fiscal year ending August 31, 2010. During the fiscal years ended August 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Funds did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trusts and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trusts nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements.

113

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

114

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

115

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

116

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	81	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009-2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 to 2008)
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

117

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

118

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

119

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

120

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 to 2007)

Vice President and Treasurer	81	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 to 2008)
(September 1996–Present)

121

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

122

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	81	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

123

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

124

Annual report

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

August 31, 2010

Fixed income mutual funds

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund.

The figures in the annual report for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund prospectus contains this and other important information about the Funds. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund at www.delawareinvestments.com.

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Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Portfolio management review	1
Performance summaries	8
Disclosure of Fund expenses	23
Sector allocations	27
Statements of net assets	32
Statements of operations	72
Statements of changes in net assets	74
Financial highlights	84
Notes to financial statements	114
Report of independent registered
public accounting firm	128
Other Fund information	129
Board of trustees/directors and
officers addendum	130
About the organization	140

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware multiple state tax-free funds	September 7, 2010

Performance preview (for the year ended August 31, 2010)
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+10.27%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper Arizona Municipal Debt Funds Average	1-year return	+11.53%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 8.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper Arizona Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Arizona (double tax-exempt) or a city in Arizona (triple tax-exempt).

Delaware Tax-Free California Fund (Class A shares)	1-year return	+13.92%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper California Municipal Debt Funds Average	1-year return	+11.99%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 11.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt).

Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+10.74%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper Colorado Municipal Debt Funds Average	1-year return	+10.15%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 14.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper Colorado Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Colorado (double tax-exempt) or a city in Colorado (triple tax-exempt).

1

Portfolio management review
Delaware multiple state tax-free funds

Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+9.44%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper Other States Municipal Debt Funds Average	1-year return	+9.29%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 17.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Delaware Tax-Free New York Fund (Class A shares)	1-year return	+11.02%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper New York Municipal Debt Funds Average	1-year return	+10.67%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 20.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

Economic environment

The Funds’ fiscal year, which ended Aug. 31, 2010, was one of continued economic challenges. When the period began, however, financial markets were bolstered by a broad-based sense of optimism about the economy:
  During the third quarter of 2009, the U.S. economy, as measured by gross domestic product (GDP), rose by an annualized 1.6%, marking the economy’s first quarterly expansion in more than a year.
  Growth in the fourth quarter of 2009 was even stronger. Annualized GDP expansion of 5.0% during those three months represented the fastest quarterly growth for the U.S. economy since early 2006.
  Source: U.S. Commerce Department.
As the reporting period progressed, however, indications began to mount that the U.S. economic environment was slowing once again. For example:
  Unemployment in the United States remained stubbornly high. The jobless rate peaked at 10.1% in October 2009 and finished the Funds’ fiscal period at a still-elevated 9.6%.
  (Source: U.S. Labor Department.)
  The rate of expansion in GDP decreased to 3.7% in the first three months of 2010, followed by a sluggish 1.6% in the year’s second quarter. This trend led some economists to worry about the potential for a “double-dip” recession. (Source: U.S. Commerce Department.)
  Investors focused their attention on the high levels of sovereign debt across the developed world (and particularly
2

in Greece), fearing that reductions in government spending could exacerbate declining economic growth.
  The U.S. housing market, weighed down by significant foreclosure activity and declining sales, continued to struggle.
Encouragingly, inflation remained low throughout the reporting period, with the Consumer Price Index rising by just 1.2% for the 12 months ending July 31, 2010 (the most recent data available as this report was being prepared). With inflation well under control, the Federal Reserve Board (the Fed) kept its benchmark short-term interest rate under 1%, where it has stood since the depths of the financial crisis in late 2008. The low rates were part of the Fed’s ongoing effort to stimulate economic growth — an effort that included a program announced late in the period to buy significant quantities of U.S. government debt.

Economic environment by state

We believe the effect of Arizona’s housing downturn has been significant, leading to a recovery period that may be longer than that of most other states. The unemployment rate in July 2010 was 9.6%, slightly above the national rate of 9.5%, while Arizona’s personal income per capita is below the national level. In addition, revenues have declined here more than in most other states, and preliminary fiscal 2010 revenues are approximately 1% below estimates. Amid falling revenue, Arizona has turned to borrowing to cover its operating costs.

The state’s fiscal 2011 budget faces a gap of $3 billion. Measures intended to close the gap include expenditure cuts, deficit bonds, payment delays, fund shifts, and a one-cent per-dollar increase in the sales tax for three years. (Sources: www.bls.gov, Moody’s Investors Service.)

California’s unemployment rate as of July 2010 was 12.3%, well above the national rate of 9.5%. California enjoys a large, diverse, and wealthy economy that mirrors that of the nation. However, its progressive tax structure makes the state tax-revenue system vulnerable to small shifts in income levels at the high end. The state has been hard hit by the national housing slowdown, and while most housing indicators remain negative, there has been some improvement. (Sources: www.bls.gov, Controller Monthly Reports, Legislative Analyst’s Office.)

Colorado’s economy is arguably quite diverse, with below-average employment concentration in manufacturing and strength in a variety of service sectors. Its economic outlook is favorable, reflecting a growing population and workforce, relatively low costs of living and doing business, and a mix of technology and service industries. While nonfarm employment lagged the rest of the nation, the unemployment rate in July 2010 was 8.0%, well below the national rate of 9.5%. (Sources: www.bls.gov, Colorado Office of State Planning and Budgeting, Moody’s Investors Service.)

In Idaho, the unemployment rate as of July 2010 was 8.8%, below the national rate. Idaho’s economy has expanded and diversified in recent years. However, the state continues to have an above-average dependence on the natural resource sector. Idaho ended fiscal 2010 approximately $8 million short. However, this figure represented a marked improvement over estimates earlier this year, when the deficit appeared on track to exceed $50 million. The State Board of Examiners decided to handle the shortfall in a way that we believe should have little effect on most government agencies, by pulling

3

Portfolio management review
Delaware multiple state tax-free funds

money from the permanent building fund. (Sources: U.S. Labor Department, Idaho Division of Management, State of Idaho, Office of the State Controller.)

In New York, the unemployment rate in July 2010 was 8.2%. Job losses in the state have not been as severe as in the nation as a whole. However, employment figures themselves are not as meaningful here as they are in other states, due to New York’s high reliance on taxes paid by individuals in the financial services industry. The state has lost roughly 55,000 finance jobs in the recent economic downturn. Fiscal 2010 general fund receipts totaled $37.1 billion, representing a 2.3% decline from fiscal 2009. (Sources: U.S. Labor Department, New York Division of Budget, Moody’s Investors Service.)

Municipal bond market environment

While the sluggish economic backdrop hampered the U.S. equity market, the effect on the municipal market was relatively muted because of a favorable balance between supply and demand. Despite concerns about state and local government finances, tax-exempt bonds of all maturity lengths and credit-quality ratings gained ground throughout most of the reporting period.

Overall, investor demand for tax-exempt securities remained generally strong, driven in part by a growing expectation of higher income-tax rates in the future, while at the same time supply of municipal bonds became increasingly limited. A major factor behind this shift between supply and demand can be attributed to the introduction of the Build America Bond program, a feature of the February 2009 federal economic stimulus package. As a result of this program, many bond issues that traditionally would have come to market as tax-exempt municipal bonds were instead issued as taxable debt. This left far fewer new issues in the traditional tax-exempt municipal bond market, providing a very positive backdrop for the municipal bond asset class and driving the Funds’ returns throughout the fiscal period. (Source: Barclays Capital.)

Although all types of municipal bonds earned positive returns during the reporting period, those with longer maturity dates and lower credit ratings generally outperformed their shorter-maturity and higher-rated counterparts by a wide margin, as investors tended to favor longer-dated securities — despite their higher interest rate risk — for the potential to earn more income.

A similar situation occurred with regard to credit quality. Many investors increasingly exhibited a willingness to buy higher-yielding bonds, even if it meant taking on more credit risk.

Commitment to our longtime approach

In all five Funds profiled in this report, we continued to follow our basic investment philosophy and approach. We believe successful bond investing requires rigorous credit analysis. In our opinion, there is no substitute for thorough credit research. On a bond-by-bond basis, we scrutinize each security that the Funds hold — or consider holding. It is important to us to ensure our comfort level with a bond issue’s financial outlook and to feel confident that any risks are likely offset by the potential income the security provides. Through this strategy, we believe we can find opportunities that other investors with less experience and research diligence might overlook.

Our investment approach often leads us to an increased focus on bonds with credit ratings of BBB and A — which represent the lower

4

tier of the investment grade bond universe — and a relative de-emphasis of higher-rated bonds, such as those rated AAA and AA. We generally feel that there tends to be an opportunity for us to obtain the most value for shareholders from the lower-rated types of investment grade municipal bonds.

As the Funds’ fiscal year progressed, our tactics for managing the Funds became more selective as credit spreads narrowed — meaning that the premium paid to investors for buying riskier, lower-rated bonds declined — and bond prices rose. As these trends continued and interest rates on municipal bonds fell during the period, many of the bonds the Funds already held offered considerably higher levels of income than bonds that became available during the reporting period. For example, the Funds had purchased a number of bonds at the peak of the financial crisis, when tax-exempt municipal bond yields were extremely high because of investors’ concerns about the solvency of bond issuers. Careful research allowed us to eventually get comfortable with the credit quality of these issues. As a result, we were able to add some highly rated municipal bonds paying yields that, at the end of the Funds’ fiscal year, were comparable to what lower-rated A and even some BBB securities were offering.

Because bonds in the marketplace were paying the lower prevailing yields, we felt it was important to look at potential new purchases with an even more discerning eye. It often made little sense to us to sell higher-yielding bonds already in the Funds’ portfolio holdings in favor of new bonds reflecting the lower-interest-rate environment. We often said throughout 2010 that new bonds had to “fight their way into the portfolio.” In other words, we had to feel confident that new bonds offered sufficient value opportunities relative to their potential risks.

When we did add new securities to the Funds’ portfolio holdings as a result of Fund inflows (to accommodate cash generated by maturing bonds, for instance) we continued to follow our “bottom-up” investment strategy, carefully evaluating each issuer to become familiar with its financial position and to assess whether the bond’s return potential was commensurate with the risks involved with holding the securities.

Market conditions in California periodically offered attractive but temporary buying opportunities. California was a prolific issuer of debt during the Fund’s fiscal year, as the state sought to manage its serious budget challenges. This gave us the opportunity to buy existing bonds at what we considered attractive prices. We took advantage of this situation twice during the fiscal year, and in both cases our willingness to invest against the grain was rewarded: we generated additional income within Delaware Tax-Free California Fund, and the bonds the team selected for purchase subsequently rose off of their depressed levels.

Notable sectors and securities

As we mentioned above, lower-rated bonds generally outperformed higher-rated issues throughout the majority of the Funds’ fiscal year. As a result, many of the individual bonds that made the strongest performance contributions across all five Funds were lower-rated issues. The best-performing sectors were often those with a significant amount of lower-rated bond issuance. In

5

Portfolio management review
Delaware multiple state tax-free funds

a favorable market environment for tax-exempt debt, even the worst performers tended to earn modestly positive returns. Generally speaking, the bonds that lagged the overall municipal market were those with higher credit ratings (meaning less credit risk) and shorter maturities (meaning less interest rate risk). With interest rates declining, municipal bond investors looked for ways to capture additional levels of income, leading them toward lower-rated, longer-dated bonds.

Within Delaware Tax-Free Colorado Fund and Delaware Tax-Free Arizona Fund, the best-performing group overall was industrial development revenue bonds, a sector that featured a number of securities benefiting from their lower credit ratings and relatively higher yields. The top contributors overall within Delaware Tax-Free California Fund included special-tax bonds, which are projects funded by a dedicated tax stream. The lease sector made the strongest performance contribution to total return within Delaware Tax-Free New York Fund, while utility bonds did the best as a group within Delaware Tax-Free Idaho Fund.

Across all five Funds, nearly all of the most notable individual performers were lower-rated bonds. Within Delaware Tax-Free Arizona Fund, for example, a Pima County Industrial Development Authority revenue bond for a charter school in Tucson was among the strongest performers. The bond, rated BBB- by S&P, benefited from its lower credit rating in an environment of increased risk tolerance.

Delaware Tax-Free Arizona Fund and Delaware Tax-Free Idaho Fund were supported by a Puerto Rico sales-tax bond. Bonds issued by U.S. territories are generally fully tax-exempt for residents of all 50 states. Territorial bonds can help provide valuable portfolio diversification, especially in Funds for smaller states such as Idaho, where it can be difficult to obtain a wide variety of securities. We were attracted to the relatively high yields offered by this bond, and felt confident about the territory’s financial situation. Of course, diversification may not protect against market risk.

Delaware Tax-Free Idaho Fund also benefited from BB-rated (by S&P) Idaho Housing and Finance Association charter school bonds. Despite these securities’ below-investment-grade credit rating, we were very comfortable with their credit quality and felt they offered favorable performance potential relative to their risk.

Topping the list of performers within Delaware Tax-Free California Fund were California Statewide Community Development Authority bonds for Valley Care Hospital, an unrated bond issue with a 2031 maturity date. Land-development district bonds issued by the Fremont Community Development District aided the Fund as well.

Delaware Tax-Free Colorado Fund saw strong results from its holdings in nonrated Colorado Health Facility for Christian Living Communities continuing care retirement community (CCRC) bonds. CCRCs are residential communities for seniors, ranging from independent-living to skilled-nursing-care facilities. In addition, Puerto Rico infrastructure bonds rated BBB+ by S&P with a maturity date of 2046 were among the strongest performers within the Fund.

The leading performers within Delaware Tax-Free New York Fund included industrial development revenue bonds issued on behalf of ARRIS, a communications

6

technology company, and New York Industrial Authority bonds for Orange County Regional Medical Center.

As we mentioned, even the weakest-performing bonds across the Funds posted modestly positive results — an indication of the highly favorable market conditions enjoyed by municipal bond investors during the Funds’ fiscal year. The sector making the smallest contribution to total return across the Funds was prerefunded bonds. These bonds are short-maturity issues, and, because they are typically backed by U.S. Treasury bonds or other very high-quality securities, they are considered high in credit quality. In an environment in which investors preferred lower-quality to higher-quality bonds, and longer-dated to shorter-dated issues, prerefunded bonds were left behind.

Within Delaware Tax-Free Arizona Fund, for example, the weakest contributors included prerefunded University of Arizona bonds due in June 2021. Colorado Educational and Cultural Facility bonds for the University of Denver, due in March 2012, were among the weakest contributors within Delaware Tax-Free Colorado Fund; University of Idaho bonds coming due in April 2031 brought up the rear within Delaware Tax-Free Idaho Fund, while Albany Parking Authority bonds, scheduled to mature in July 2025, were among the weakest contributors within Delaware Tax-Free New York Fund.

Delaware Tax-Free California Fund was most hindered by California Community Development Authority multifamily housing bonds. Although these were not prerefunded bonds, these AAA-rated securities faced a near-term call date, so they lagged other bonds whose prices reflected a longer expected holding period.

7

Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. April 1, 1991)
Excluding sales charge	+10.27%	+4.48%	+5.19%
Including sales charge	+5.33%	+3.53%	+4.70%
Class B (Est. March 10, 1995)
Excluding sales charge	+9.35%	+3.68%	+4.56%
Including sales charge	+5.35%	+3.42%	+4.56%
Class C (Est. May 26, 1994)
Excluding sales charge	+9.43%	+3.71%	+4.42%
Including sales charge	+8.43%	+3.71%	+4.42%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during some of the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 8 through 10.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

8

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.91%	1.66%	1.66%
(without fee waivers)
Net expenses	0.91%	1.66%	1.66%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a

9

Performance summaries
Delaware Tax-Free Arizona Fund

Performance of a $10,000 investment

Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free Arizona Fund — Class A Shares	$9,550	$15,822

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 8 through 10.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class B	DVABX	928928639
Class C	DVACX	928916501

10

Delaware Tax-Free California Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. March 2, 1995)
Excluding sales charge	+13.92%	+4.42%	+5.66%
Including sales charge	+8.80%	+3.46%	+5.18%
Class B (Est. Aug. 23, 1995)
Excluding sales charge	+12.93%	+3.63%	+5.01%
Including sales charge	+8.93%	+3.37%	+5.01%
Class C (Est. April 9, 1996)
Excluding sales charge	+13.06%	+3.65%	+4.87%
Including sales charge	+12.06%	+3.65%	+4.87%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 11 through 13.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus.

11

Performance summaries
Delaware Tax-Free California Fund

Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has voluntarily agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.57% of the Fund’s average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.97%	1.72%	1.72%
(without fee waivers)
Net expenses	0.82%	1.57%	1.57%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary

12

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free California Fund — Class A Shares	$9,550	$16,543

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 11 through 13.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class B	DVTFX	928928811
Class C	DVFTX	928928795

13

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. April 23, 1987)
Excluding sales charge	+10.74%	+4.48%	+5.22%
Including sales charge	+5.75%	+3.52%	+4.74%
Class B (Est. March 22, 1995)
Excluding sales charge	+9.91%	+3.72%	+4.59%
Including sales charge	+5.91%	+3.46%	+4.59%
Class C (Est. May 6, 1994)
Excluding sales charge	+9.90%	+3.71%	+4.45%
Including sales charge	+8.90%	+3.71%	+4.45%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during some of the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 14 through 16.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00%

14

to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.95%	1.70%	1.70%
(without fee waivers)
Net expenses	0.95%	1.70%	1.70%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a

15

Performance summaries
Delaware Tax-Free Colorado Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free Colorado Fund — Class A Shares	$9,550	$15,870

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 14 through 16.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class B	DVBTX	928928787
Class C	DVCTX	92907R101

16

Delaware Tax-Free Idaho Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+9.44%	+4.80%	+5.51%
Including sales charge	+4.53%	+3.83%	+5.02%
Class B (Est. March 16, 1995)
Excluding sales charge	+8.64%	+4.03%	+4.87%
Including sales charge	+4.64%	+3.77%	+4.87%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+8.63%	+4.00%	+4.72%
Including sales charge	+7.63%	+4.00%	+4.72%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during some of the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 17 through 19.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus.

17

Performance summaries
Delaware Tax-Free Idaho Fund

Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.96%	1.71%	1.71%
(without fee waivers)
Net expenses	0.96%	1.71%	1.71%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a

18

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free Idaho Fund — Class A Shares	$9,550	$16,307

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 17 through 19.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class B	DVTIX	928928746
Class C	DVICX	928928803

19

Performance summaries
Delaware Tax-Free New York Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+11.02%	+5.02%	+5.84%
Including sales charge	+6.05%	+4.07%	+5.36%
Class B (Est. Nov. 14, 1994)
Excluding sales charge	+10.21%	+4.25%	+5.20%
Including sales charge	+6.21%	+3.99%	+5.20%
Class C (Est. April 26, 1995)
Excluding sales charge	+10.20%	+4.25%	+5.05%
Including sales charge	+9.20%	+4.25%	+5.05%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 20 through 22.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus.

20

Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has voluntarily agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.55% of the Fund’s average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	1.10%	1.85%	1.85%
(without fee waivers)
Net expenses	0.80%	1.55%	1.55%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary

21

Performance summaries
Delaware Tax-Free New York Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free New York Fund — Class A Shares	$9,550	$16,832

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 20 through 22.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class B	DVTNX	928928266
Class C	DVFNX	928928258

22

Disclosure of Fund expenses
For the six-month period March 1, 2010 to August 31, 2010

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2010 to August 31, 2010.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

23

Disclosure of Fund expenses

Delaware Tax-Free Arizona Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,057.50	0.91%	$4.72
Class B	1,000.00	1,052.60	1.66%	8.59
Class C	1,000.00	1,053.40	1.66%	8.59
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.62	0.91%	$4.63
Class B	1,000.00	1,016.84	1.66%	8.44
Class C	1,000.00	1,016.84	1.66%	8.44

Delaware Tax-Free California Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,071.50	0.82%	$4.28
Class B	1,000.00	1,066.30	1.57%	8.18
Class C	1,000.00	1,067.40	1.57%	8.18
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.07	0.82%	$4.18
Class B	1,000.00	1,017.29	1.57%	7.98
Class C	1,000.00	1,017.29	1.57%	7.98

24

Delaware Tax-Free Colorado Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,056.50	0.95%	$4.92
Class B	1,000.00	1,053.50	1.70%	8.80
Class C	1,000.00	1,053.40	1.70%	8.80
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.42	0.95%	$4.84
Class B	1,000.00	1,016.64	1.70%	8.64
Class C	1,000.00	1,016.64	1.70%	8.64

Delaware Tax-Free Idaho Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,052.30	0.95%	$4.91
Class B	1,000.00	1,048.40	1.70%	8.78
Class C	1,000.00	1,048.40	1.70%	8.78
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.42	0.95%	$4.84
Class B	1,000.00	1,016.64	1.70%	8.64
Class C	1,000.00	1,016.64	1.70%	8.64

25

Disclosure of Fund expenses

Delaware Tax-Free New York Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,057.50	0.80%	$4.15
Class B	1,000.00	1,053.70	1.55%	8.02
Class C	1,000.00	1,053.60	1.55%	8.02
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.17	0.80%	$4.08
Class B	1,000.00	1,017.39	1.55%	7.88
Class C	1,000.00	1,017.39	1.55%	7.88

*“Expenses Paid During Period” are equal to a Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26

Sector allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	99.13%
Corporate Revenue Bonds	8.27%
Education Revenue Bonds	11.69%
Electric Revenue Bonds	8.17%
Healthcare Revenue Bonds	12.74%
Housing Revenue Bond	0.01%
Lease Revenue Bonds	10.58%
Local General Obligation Bonds	4.55%
Pre-Refunded Bonds	8.44%
Special Tax Revenue Bonds	13.51%
State & Territory General Obligation Bonds	6.38%
Transportation Revenue Bonds	6.67%
Water & Sewer Revenue Bonds	8.12%
Short-Term Investment	1.05%
Total Value of Securities	100.18%
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%

27

Sector allocations
Delaware Tax-Free California Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	97.06%
Corporate Revenue Bonds	6.58%
Education Revenue Bonds	9.13%
Electric Revenue Bonds	6.65%
Healthcare Revenue Bonds	14.59%
Housing Revenue Bonds	6.61%
Lease Revenue Bonds	7.35%
Local General Obligation Bonds	5.88%
Pre-Refunded Bonds	3.83%
Resource Recovery Revenue Bond	1.17%
Special Tax Revenue Bonds	20.02%
State General Obligation Bonds	8.33%
Transportation Revenue Bonds	4.51%
Water & Sewer Revenue Bonds	2.41%
Short-Term Investments	1.59%
Total Value of Securities	98.65%
Receivables and Other Assets Net of Liabilities	1.35%
Total Net Assets	100.00%

28

Delaware Tax-Free Colorado Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	98.63%
Corporate Revenue Bond	1.14%
Education Revenue Bonds	11.68%
Electric Revenue Bonds	8.51%
Healthcare Revenue Bonds	23.22%
Housing Revenue Bonds	2.10%
Lease Revenue Bonds	3.59%
Local General Obligation Bonds	13.38%
Pre-Refunded/Escrowed to Maturity Bonds	11.92%
Special Tax Revenue Bonds	10.52%
State & Territory General Obligation Bonds	5.78%
Transportation Revenue Bonds	4.49%
Water & Sewer Revenue Bonds	2.30%
Short-Term Investment	0.15%
Total Value of Securities	98.78%
Receivables and Other Assets Net of Liabilities	1.22%
Total Net Assets	100.00%

29

Sector allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	98.42%
Corporate Revenue Bonds	3.43%
Education Revenue Bonds	10.95%
Electric Revenue Bonds	5.85%
Healthcare Revenue Bonds	3.62%
Housing Revenue Bonds	5.97%
Lease Revenue Bonds	3.12%
Local General Obligation Bonds	20.04%
Pre-Refunded Bonds	12.29%
Special Tax Revenue Bonds	17.27%
State General Obligation Bonds	6.41%
Transportation Revenue Bonds	7.06%
Water & Sewer Revenue Bonds	2.41%
Short-Term Investments	2.11%
Total Value of Securities	100.53%
Liabilities Net of Receivables and Other Assets	(0.53%)
Total Net Assets	100.00%

30

Delaware Tax-Free New York Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	95.94%
Corporate Revenue Bonds	6.47%
Education Revenue Bonds	23.75%
Electric Revenue Bonds	5.44%
Healthcare Revenue Bonds	8.89%
Housing Revenue Bonds	1.48%
Lease Revenue Bonds	8.45%
Local General Obligation Bonds	3.56%
Pre-Refunded Bonds	4.44%
Special Tax Revenue Bonds	19.77%
State & Territory General Obligation Bonds	4.50%
Transportation Revenue Bonds	6.69%
Water & Sewer Revenue Bonds	2.50%
Short-Term Investments	2.31%
Total Value of Securities	98.25%
Receivables and Other Assets Net of Liabilities	1.75%
Total Net Assets	100.00%

31

Statements of net assets
Delaware Tax-Free Arizona Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 99.13%
Corporate Revenue Bonds – 8.27%
Maricopa County Pollution Control (Palo Verde Project)
Series A 5.05% 5/1/29 (AMBAC)	$2,000,000	$2,000,060
•Series B 5.20% 6/1/43	1,500,000	1,562,775
• Navajo County Pollution Control Revenue
(Arizona Public Services-Cholla)
Series D 5.75% 6/1/34	1,500,000	1,626,570
Pima County Industrial Development Authority Pollution
Control Revenue (Tucson Electric Power-San Juan)
5.75% 9/1/29	750,000	776,805
Series A 4.95% 10/1/20	1,500,000	1,592,925
Puerto Rico Port Authority Revenue (American Airlines)
Series A 6.25% 6/1/26	1,115,000	956,949
Salt Verde Financial Corporation, Senior Gas Revenue
5.00% 12/1/37	1,395,000	1,331,039
		9,847,123
Education Revenue Bonds – 11.69%
Arizona Board of Regents
University of Arizona System Revenue Series A
5.00% 6/1/21	1,255,000	1,457,770
5.00% 6/1/39	1,500,000	1,595,490
Arizona Health Facilities Authority Healthcare Education
Revenue (Kirksville College)
5.125% 1/1/30	1,500,000	1,538,505
Arizona State University Certificates of Participation
(Research Infrastructure Project)
5.00% 9/1/30 (AMBAC)	2,000,000	2,055,380
Arizona State University Energy Management Revenue
(Arizona State University-Tempe Campus II Project)
4.50% 7/1/24	1,385,000	1,476,382
Energy Management Services Conservation Revenue
(Arizona State University-Main Campus Project)
5.25% 7/1/17 (NATL-RE)	1,500,000	1,614,510
Glendale Industrial Development Authority Revenue
(Midwestern University) 5.125% 5/15/40	1,200,000	1,228,956
Pima County Industrial Development Authority Educational
Revenue (Tucson Country Day School Project)
5.00% 6/1/37	1,000,000	833,940

32

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
South Campus Group Student Housing Revenue
(Arizona State University-South Campus Project)
5.625% 9/1/35 (NATL-RE)	$1,000,000	$1,016,520
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation)
Series A 5.00% 7/15/27 (AMBAC)	1,000,000	1,016,100
University of Arizona Certificates of Participation
(University of Arizona Project)
Series A 5.125% 6/1/21 (AMBAC)	85,000	90,595
		13,924,148
Electric Revenue Bonds – 8.17%
Mesa Utilities System Revenue 5.00% 7/1/18 (NATL-RE) (FGIC)	2,150,000	2,563,875
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	1,430,000	1,500,742
Series WW 5.50% 7/1/38	600,000	635,952
Series XX 5.25% 7/1/40	1,250,000	1,310,588
Series ZZ 5.25% 7/1/26	1,500,000	1,653,690
Salt River Project Agricultural Improvement &
Power District Electric System Revenue Series B
5.00% 1/1/31 (NATL-RE) (IBC)	2,000,000	2,067,240
		9,732,087
Healthcare Revenue Bonds – 12.74%
Arizona Health Facilities Authority Revenue
(Catholic Healthcare West) Series D 5.00% 7/1/28	1,500,000	1,540,860
Glendale Industrial Development Authority Hospital
Revenue (John C. Lincoln Health) 5.00% 12/1/42	2,500,000	2,369,700
Maricopa County Industrial Development Authority
Health Facilities Revenue
(Catholic Healthcare West) Series A
5.50% 7/1/26	1,000,000	1,040,320
6.00% 7/1/39	2,500,000	2,713,725
Scottsdale Industrial Development Authority
Hospital Revenue (Scottsdale Healthcare)
Series A 5.25% 9/1/30	1,250,000	1,274,275
University Medical Center Hospital Revenue
5.00% 7/1/35	1,500,000	1,466,505
6.50% 7/1/39	2,500,000	2,740,625

33

Statements of net assets
Delaware Tax-Free Arizona Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Yavapai County Industrial Development Authority
Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	$2,000,000	$2,036,120
		15,182,130
Housing Revenue Bond – 0.01%
Pima County Industrial Development Authority
Single Family Housing Revenue Series A-1
6.125% 11/1/33 (GNMA) (FNMA) (FHLMC) (AMT)	15,000	15,016
		15,016
Lease Revenue Bonds – 10.58%
Arizona Game & Fish Department &
Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,300,000	1,330,602
Arizona State Certificates of Participation Department
Administration Series A 5.25% 10/1/25 (AGM)	1,500,000	1,666,920
Marana Municipal Property Facilities Revenue
5.00% 7/1/28 (AMBAC)	575,000	597,339
Maricopa County Industrial Development Authority
Correctional Contract Revenue (Phoenix West Prison)
Series B 5.375% 7/1/22 (ACA)	1,000,000	1,006,590
Phoenix Industrial Development Authority Lease
Revenue (Capitol Mall II, LLC Project)
5.00% 9/15/28 (AMBAC)	2,000,000	2,018,820
Pima County Industrial Development Authority Lease
Revenue Metro Police Facility (Nevada Project) Series A
5.25% 7/1/31	1,500,000	1,595,775
5.375% 7/1/39	1,500,000	1,582,395
Pinal County Certificates of Participation 5.00% 12/1/29	1,300,000	1,313,780
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series D
5.25% 7/1/27	470,000	475,527
University of Arizona Certificates of Participation
(University of Arizona Project)
Series B 5.00% 6/1/31 (AMBAC)	1,000,000	1,016,090
		12,603,838

34

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds – 4.55%
Coconino & Yavapai Counties Joint Unified School
District #9 (Sedona Oak Creek Project of 2007)
Series A 4.50% 7/1/18 (AGM)	$1,520,000	$1,810,000
Series B 5.375% 7/1/28	1,350,000	1,504,994
DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)	1,000,000	1,008,850
• Gila County Unified School District #10
(Payson School Improvement Project of 2006) Series A
5.25% 7/1/27 (AMBAC)	1,000,000	1,090,890
		5,414,734
§Pre-Refunded Bonds – 8.44%
Phoenix Variable Purpose Series B 5.00% 7/1/27-12	2,435,000	2,518,715
Pinal County Certificates of Participation
5.125% 6/1/21-11 (AMBAC)	2,000,000	2,092,420
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Series K
5.00% 7/1/35-15	750,000	893,348
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series I
5.25% 7/1/33-14	5,000	5,839
Southern Arizona Capital Facilities Finance Revenue
(University of Arizona Project)
5.10% 9/1/33-12 (NATL-RE)	3,250,000	3,557,255
University of Arizona Certificates of Participation
(University of Arizona Project) Series A
5.125% 6/1/21-12 (AMBAC)	915,000	989,170
		10,056,747
Special Tax Revenue Bonds – 13.51%
Arizona Tourism & Sports Authority Tax Revenue
(Multipurpose Stadium Facilities) Series A
5.00% 7/1/28 (NATL-RE)	1,345,000	1,364,234
Flagstaff Aspen Place Sawmill Improvement District
Revenue 5.00% 1/1/32	1,350,000	1,350,864
Gilbert Public Facilities Municipal Property
Revenue 5.00% 7/1/25	1,250,000	1,385,338
Marana Tangerine Farm Road Improvement District
Revenue 4.60% 1/1/26	924,000	915,924
Mesa Street & Highway Revenue 5.00% 7/1/20 (AGM)	1,000,000	1,181,800

35

Statements of net assets
Delaware Tax-Free Arizona Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Peoria Municipal Development Authority Transition
Sales Tax, Excise Tax & State Shared Revenue
(Senior Lien & Subordinated Lien) 4.50% 1/1/16	$1,000,000	$1,138,610
Phoenix Civic Improvement Transition Excise Tax Revenue
(Light Rail Project) 5.00% 7/1/20 (AMBAC)	1,570,000	1,744,458
Puerto Rico Commonwealth Infrastructure Financing
Authority Special Tax Revenue
Series C 5.50% 7/1/25 (AMBAC)	1,955,000	2,185,084
Puerto Rico Sales Tax Financing Corporation
Revenue First Subordinate
ΩCapital Appreciation Series A 6.75% 8/1/32	3,045,000	2,631,367
Series A 5.75% 8/1/37	1,190,000	1,275,632
Series C 6.00% 8/1/39	835,000	924,403
		16,097,714
State & Territory General Obligation Bonds – 6.38%
Guam Government Series A
6.75% 11/15/29	115,000	126,747
7.00% 11/15/39	1,250,000	1,399,900
Puerto Rico Commonwealth Public Improvement
Series A 5.50% 7/1/19	1,300,000	1,473,316
Series C 6.00% 7/1/39	1,010,000	1,096,345
Un-Refunded Balance Series A
5.125% 7/1/30 (AGM)	480,000	483,216
5.125% 7/1/31	2,000,000	2,009,180
Virgin Islands Public Finance Authority Revenue
(Gross Receipts Taxes Loan Note) 5.00% 10/1/31 (ACA)	1,000,000	1,012,840
		7,601,544
Transportation Revenue Bonds – 6.67%
Arizona State Transportation Board Grant Anticipation
Notes Series A 5.00% 7/1/14	1,250,000	1,447,538
Arizona State Transportation Board Highway
Revenue Subordinated Series A 5.00% 7/1/23	1,000,000	1,120,760
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	1,250,000	1,340,188
(Senior Lien) Series B
5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)	1,000,000	1,015,370
5.25% 7/1/32 (NATL-RE) (FGIC) (AMT)	3,000,000	3,025,559
		7,949,415

36

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 8.12%
Phoenix Civic Improvement Corporation
Waste System Revenue (Junior Lien)
5.00% 7/1/26 (NATL-RE) (FGIC)	$3,750,000	$3,933,750
Phoenix Civic Improvement Wastewater Corporation
Systems Revenue (Junior Lien)
5.00% 7/1/19 (NATL-RE)	2,750,000	3,217,885
Refunding 5.00% 7/1/24 (NATL-RE) (FGIC)	1,000,000	1,030,800
Scottsdale Water & Sewer Revenue 5.25% 7/1/22	1,150,000	1,488,595
		9,671,030
Total Municipal Bonds (cost $110,512,406)		118,095,526

	Number of shares
Short-Term Investment – 1.05%
Money Market Instrument – 1.05%
Federated Arizona Municipal Cash Trust	1,245,703	1,245,703
Total Short-Term Investment (cost $1,245,703)		1,245,703

Total Value of Securities – 100.18%
(cost $111,758,109)		119,341,229
Liabilities Net of Receivables and
Other Assets – (0.18%)		(214,757)
Net Assets Applicable to 10,131,602
Shares Outstanding – 100.00%		$119,126,472

Net Asset Value – Delaware Tax-Free Arizona Fund
Class A ($108,213,691 / 9,205,300 Shares)		$11.76
Net Asset Value – Delaware Tax-Free Arizona Fund
Class B ($2,917,187 / 247,972 Shares)		$11.76
Net Asset Value – Delaware Tax-Free Arizona Fund
Class C ($7,995,594 / 678,330 Shares)		$11.79

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$111,486,795
Undistributed net investment income		26,196
Accumulated net realized gain on investments		30,361
Net unrealized appreciation of investments		7,583,120
Total net assets		$119,126,472

37

Statements of net assets
Delaware Tax-Free Arizona Fund

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHLMC — Insured by the Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association collateral
GNMA — Government National Mortgage Association collateral
IBC — Insured by Integrity Building Corporation
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Arizona Fund
Net asset value Class A (A)	$11.76
Sales charge (4.50% of offering price) (B)	0.55
Offering price	$12.31

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

38

Delaware Tax-Free California Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 97.06%
Corporate Revenue Bonds – 6.58%
California Pollution Control Financing Authority
Environmental I Municipal Revenue
•(BP West Coast Products, LLC) 2.60% 12/1/46	$500,000	$489,495
# California Pollution Control Financing Authority Water
Facilities Revenue (American Water Capital Project)
144A 5.25% 8/1/40	1,000,000	1,019,320
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	1,131,690
Golden State Tobacco Securitization Corporate
Settlement Revenue (Asset-Backed Senior Notes)
Series A-1 5.75% 6/1/47	2,000,000	1,498,140
M-S-R Energy Authority Gas Revenue Series A 6.50% 11/1/39	1,000,000	1,165,470
Puerto Rico Ports Authority Special Facilities Revenue
(American Airlines) Series A 6.30% 6/1/23 (AMT)	825,000	724,218
		6,028,333
Education Revenue Bonds – 9.13%
California Educational Facilities Authority Revenue
(University of the Pacific) 5.50% 11/1/39	1,000,000	1,041,560
(Woodbury University) 5.00% 1/1/36	1,000,000	935,900
California Municipal Finance Authority Educational
Revenue (American Heritage Foundation Project)
Series A 5.25% 6/1/36	1,000,000	923,070
California Statewide Communities Development Authority Revenue
(California Baptist University Project) Series A 5.50% 11/1/38	1,000,000	870,290
(Viewpoint School Project) 5.75% 10/1/33 (ACA)	1,000,000	991,110
California Statewide Communities Development Authority
School Facility Revenue (Aspire Public Schools Project)
6.00% 7/1/40	1,000,000	1,022,920
California Statewide Communities Development Authority
Student Housing Revenue (East Campus Apartments, LLC)
Series A 5.625% 8/1/34 (ACA)	1,000,000	1,001,110
San Diego County Certificates of Participation
(University of San Diego) 5.375% 10/1/41	1,000,000	1,004,120
University of California Revenue (Multiple Purpose Projects)
Series L 5.00% 5/15/19	500,000	580,275
		8,370,355
39

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds – 6.65%
Chino Basin Regional Financing Authority Revenue
Series A 5.00% 11/1/24 (AMBAC)	$845,000	$928,055
Puerto Rico Electric Power Authority Revenue
Series WW 5.50% 7/1/38	400,000	423,968
Series XX 5.75% 7/1/36	1,000,000	1,085,950
Southern California Public Power Authority Revenue
(Transmission Project) Series A 5.00% 7/1/22	1,000,000	1,152,600
Turlock Irrigation District Revenue Series A 5.00% 1/1/30	1,335,000	1,428,397
Vernon Electric System Revenue Series A 5.125% 8/1/21	1,000,000	1,081,850
		6,100,820
Healthcare Revenue Bonds – 14.59%
Association Bay Area Governments Finance Authority
for California Nonprofit Corporations
(San Diego Hospital Association) Series A 6.125% 8/15/20	1,155,000	1,176,263
(Sharp Health Care) Series B 6.25% 8/1/39	1,000,000	1,131,250
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	1,000,000	1,104,430
Series E 5.625% 7/1/25	1,000,000	1,104,970
Series G 5.25% 7/1/23	1,000,000	1,045,230
(Children’s Hospital Orange County) Series A 6.50% 11/1/38	1,000,000	1,089,940
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,075,120
(The Episcopal Home) Series A 5.30% 2/1/32 (RADIAN)	1,000,000	1,002,720
California Infrastructure & Economic Development Bank
Revenue (Kaiser Hospital Associates I, LLC)
Series A 5.55% 8/1/31	1,000,000	1,022,870
California Municipal Finance Authority Revenue
(Eisenhower Medical Center) Series A 5.75% 7/1/40	1,000,000	1,025,580
California Statewide Communities Development Authority Revenue
(Kaiser Performance) Series A 5.00% 4/1/19	1,000,000	1,139,370
(Southern California Senior Living) 7.25% 11/15/41	500,000	557,515
(Valleycare Health Systems) Series A 5.125% 7/15/31	1,000,000	899,850
		13,375,108
Housing Revenue Bonds – 6.61%
California Housing Finance Agency Revenue (Home Mortgage)
Series K 5.30% 8/1/23 (AMT)	1,000,000	1,002,250
Series M 5.95% 8/1/25 (AMT)	990,000	1,049,529

40

		Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
	California Statewide Communities Development
	Multifamily Housing Authority Revenue
	(Citrus Gardens Apartments) Series D-1 5.375% 7/1/32	$1,000,000	$979,170
	•(Silver Ridge Apartments) Series H 5.80% 8/1/33 (FNMA) (AMT)	1,000,000	1,026,560
	Palm Springs Mobile Home Park Revenue
	(Sahara Mobile Home Park) Series A 5.75% 5/15/37	1,000,000	1,003,540
	Santa Clara County Multifamily Housing Authority Revenue
	(Rivertown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,003,290
			6,064,339
Lease Revenue Bonds – 7.35%
	California State Public Works Board Lease Revenue
	(General Services) Series A 6.25% 4/1/34	1,000,000	1,091,060
	Elsinore Valley Municipal Water District Certificates of
	Participation Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,127,130
	Franklin-McKinley School District Certificates of Participation
	(Financing Project) Series B 5.00% 9/1/27 (AMBAC)	1,060,000	1,087,125
	Puerto Rico Public Buildings Authority Revenue (Guaranteed
	Government Facilities) Series M-2 5.50% 7/1/35 (AMBAC)	700,000	764,386
	San Diego Public Facilities Financing Authority Lease
	Revenue (Master Project) Series A 5.25% 3/1/40	1,000,000	1,019,880
	San Mateo Joint Powers Financing Authority Lease
	Revenue (Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,131,080
Ω	San Mateo Unified High School District Certificates of
	Participation Capital Appreciation (Partnership Phase I
	Projects) Series B 5.00% 12/15/43 (AMBAC)	1,000,000	513,500
			6,734,161
Local General Obligation Bonds – 5.88%
^	Anaheim School District Election 2002 4.58% 8/1/25 (NATL-RE)	1,000,000	442,320
	Central Unified School District Election 2008
	Series A 5.625% 8/1/33 (ASSURED GTY)	1,000,000	1,110,140
	Fairfield-Suisun Unified School District Election 2002
	5.50% 8/1/28 (NATL-RE)	500,000	546,590
	Grossmont Union High School District Election 2004
	5.00% 8/1/23 (NATL-RE)	1,000,000	1,080,700
	Santa Barbara Community College District Election 2008
	Series A 5.25% 8/1/33	1,000,000	1,085,130
	Sierra Joint Community College Improvement District #2
	(Western Nevada) Series A 5.25% 8/1/21 (BHAC) (FGIC)	1,000,000	1,128,680
			5,393,560

41

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds – 3.83%
California Department of Water Resources (Central Valley
Project) Series X 5.00% 12/1/29-12 (NATL-RE) (FGIC)	$5,000	$5,517
Commerce Joint Powers Financing Authority
Revenue (Redevelopment Projects)
Series A 5.00% 8/1/28-13 (RADIAN)	60,000	67,885
Golden State Tobacco Securitization
Corporation Settlement Revenue
(Asset-Backed Senior Notes) Series B
5.50% 6/1/43-13 (RADIAN)	1,000,000	1,133,670
5.625% 6/1/33-13	1,000,000	1,137,080
Port Oakland Revenue Series L 5.375% 11/1/27-12
(NATL-RE) (FGIC) (AMT)	110,000	121,814
• Puerto Rico Sales Tax Financing Corporation Revenue
(First Subordinate) Series A 5.00% 8/1/39-11	1,000,000	1,043,700
		3,509,666
Resource Recovery Revenue Bond – 1.17%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,068,400
		1,068,400
Special Tax Revenue Bonds – 20.02%
California State Economic Recovery Refunding
Series A 5.25% 7/1/21	1,000,000	1,198,740
Commerce Joint Powers Financing Authority Revenue
(Redevelopment Projects) Un-Refunded Balance
Series A 5.00% 8/1/28 (RADIAN)	940,000	883,769
Fremont Community Facilities District #1 (Special Tax Pacific
Commons) 5.375% 9/1/36	1,000,000	985,540
Glendale Redevelopment Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project) 5.50% 12/1/24	1,000,000	1,039,250
Lake Elsinore Public Financing Authority Tax Allocation
Series A 5.50% 9/1/30	1,000,000	1,000,160
Lammersville School District Community Facilities
District #2002 (Mountain House) 5.125% 9/1/35	500,000	440,780
Lancaster Redevelopment Agency Tax Allocation Revenue
(Combined Redevelopment Project Areas) 6.875% 8/1/39	500,000	571,205
@ Modesto Special Tax Community Facilities
District #04-1 (Village 2) 5.15% 9/1/36	1,000,000	795,920

42

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Poway Redevelopment Agency Tax Allocation Revenue
5.75% 6/15/33 (NATL-RE)	$270,000	$272,128
Poway Unified School District Community Facilities District #1
Special Tax Refunding 5.00% 10/1/17 (AGM)	1,000,000	1,187,180
Puerto Rico Sales Tax Financing Corporation
Revenue First Subordinate
ΩCapital Appreciation Series A 6.75% 8/1/32	2,040,000	1,762,886
Series A 5.25% 8/1/27	1,000,000	1,088,250
Series A 5.75% 8/1/37	790,000	846,848
Series C 6.00% 8/1/39	700,000	774,949
Riverside County Redevelopment Agency Tax Allocation
Housing Series A 6.00% 10/1/39	1,000,000	1,041,000
Roseville Westpark Special Tax Public Community Facilities
District #1 5.25% 9/1/37	500,000	434,600
San Bernardino County Special Tax Community Facilities
District #2002-1 5.90% 9/1/33	2,000,000	1,982,620
San Diego Redevelopment Agency Tax Allocation Revenue
(Naval Training Center) Series A 5.75% 9/1/40	1,000,000	1,019,030
Virgin Islands Public Finance Authority Revenue (Senior
Lien-Matching Fund Loan Note) Series A 5.00% 10/1/29	1,000,000	1,032,760
		18,357,615
State General Obligation Bonds – 8.33%
California State Various Purposes
5.25% 3/1/30	1,000,000	1,065,020
6.00% 3/1/33	1,000,000	1,141,920
6.00% 4/1/38	515,000	575,111
Guam Government Series A 6.75% 11/15/29	1,755,000	1,934,273
Puerto Rico Commonwealth Government Development Bank
Senior Notes Series B 5.00% 12/1/15	1,000,000	1,089,540
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/15	1,000,000	1,098,410
Series C 6.00% 7/1/39	675,000	732,706
		7,636,980
Transportation Revenue Bonds – 4.51%
Bay Area Toll Bridge Authority Revenue
(San Francisco Bay Area) Series F-1 5.625% 4/1/44	1,000,000	1,126,710
Port Oakland Revenue Series L 5.375% 11/1/27
(NATL-RE) (FGIC) (AMT)	890,000	900,075

43

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Sacramento County Airport Services Revenue (PFC/Grant)
Series C 6.00% 7/1/41	$1,000,000	$1,100,110
San Diego Redevelopment Agency (Centre City Redevelopment
Project) Series A 6.40% 9/1/25	1,000,000	1,005,420
		4,132,315
Water & Sewer Revenue Bonds – 2.41%
California Department of Water Resources Systems Revenue
(Central Valley Project)
Series A 5.00% 12/1/24	1,000,000	1,146,800
Un-Refunded Balance Series X 5.00% 12/1/29 (NATL-RE) (FGIC)	995,000	1,064,779
		2,211,579
Total Municipal Bonds (cost $84,612,164)		88,983,231

	Number of shares
Short-Term Investments – 1.59%
Money Market Instrument – 0.50%
Federated California Municipal Cash Trust	460,608	460,608
		460,608

	Principal amount
•Variable Rate Demand Note – 1.09%
California State Various (Kindergarten-B1) 0.25% 5/1/34	$1,000,000	1,000,000
		1,000,000
Total Short-Term Investments (cost $1,460,608)		1,460,608
Total Value of Securities – 98.65% (cost $86,072,772)		90,443,839
Receivables and Other Assets
Net of Liabilities – 1.35%		1,237,744
Net Assets Applicable to 7,923,210
Shares Outstanding – 100.00%		$91,681,583

44

Net Asset Value – Delaware Tax-Free California Fund
Class A ($72,901,567 / 6,302,934 Shares)	$11.57
Net Asset Value – Delaware Tax-Free California Fund
Class B ($3,254,299 / 280,193 Shares)	$11.61
Net Asset Value – Delaware Tax-Free California Fund
Class C ($15,525,717 / 1,340,083 Shares)	$11.59

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$87,796,897
Undistributed net investment income	18,763
Accumulated net realized loss on investments	(505,144)
Net unrealized appreciation of investments	4,371,067
Total net assets	$91,681,583

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2010, the aggregate amount of Rule 144A securities was $1,019,320, which represented 1.11% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
@	Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $795,920, which represented 0.87% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

45

Statements of net assets
Delaware Tax-Free California Fund

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
BHAC — Insured by the Berkshire Hathaway Assurance Company
FGIC — Insured by the Financial Guaranty Insurance Company
FNMA — Federal National Mortgage Association collateral
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free California Fund
Net asset value Class A (A)	$11.57
Sales charge (4.50% of offering price) (B)	0.55
Offering price	$12.12

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

46

Delaware Tax-Free Colorado Fund	August 31, 2010
	Principal amount	Value
Municipal Bonds – 98.63%
Corporate Revenue Bond – 1.14%
Public Authority Energy National Gas Purpose
Revenue Series 2008 6.50% 11/15/38	$2,500,000	$2,903,750
		2,903,750
Education Revenue Bonds – 11.68%
Boulder County Development Revenue
(University Corporation for Atmospheric Research)
5.00% 9/1/33 (NATL-RE)	1,000,000	1,010,030
5.00% 9/1/35 (AMBAC)	1,000,000	1,019,220
Colorado Educational & Cultural Facilities
Authority Revenue
(Charter School Project) 5.50% 5/1/36 (XLCA)	2,280,000	2,320,265
(Johnson & Wales University Project) Series A
5.00% 4/1/28 (XLCA)	1,000,000	1,001,040
(Liberty Common Charter School Project)
5.125% 12/1/33 (XLCA)	2,740,000	2,760,139
(Montessori Districts Charter School Projects)
6.125% 7/15/32	5,590,000	5,626,222
(Pinnacle Charter School Project) 5.00% 6/1/33 (XLCA)	2,170,000	2,176,749
(University of Northern Colorado Student Housing Project)
5.125% 7/1/37 (NATL-RE)	4,000,000	4,000,680
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (XLCA)	1,960,000	1,979,071
Colorado School Mines Auxiliary Facilities
5.00% 12/1/37 (AMBAC)	425,000	428,838
Colorado State Board Governors University
Enterprise System Revenue Series A
5.00% 3/1/39	2,300,000	2,463,507
University of Colorado Enterprise System Revenue Series A
5.00% 6/1/30 (AMBAC)	2,000,000	2,139,320
University of Puerto Rico System Revenue Series Q
5.00% 6/1/36	2,750,000	2,755,225
		29,680,306
Electric Revenue Bonds – 8.51%
Colorado Springs Utilities Revenue Series A
5.00% 11/15/29	5,000,000	5,200,850
Platte River Power Authority Revenue Series HH
5.00% 6/1/27	2,795,000	3,191,079
5.00% 6/1/29	2,355,000	2,650,341

47

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	$525,000	$538,088
Series WW 5.00% 7/1/28	2,400,000	2,518,728
Series WW 5.50% 7/1/38	1,000,000	1,059,920
Series XX 5.25% 7/1/40	2,500,000	2,621,175
Series ZZ 5.25% 7/1/26	3,500,000	3,858,610
		21,638,791
Healthcare Revenue Bonds – 23.22%
Aurora Hospital Revenue
(Childrens Hospital Association Project)
Series A 5.00% 12/1/40	2,000,000	2,047,920
(Childrens Hospital) Series D 5.00% 12/1/23 (AGM)	2,775,000	3,054,470
Colorado Health Facilities Authority Revenue
•(Adventist Health/Sunbelt) 5.125% 11/15/24	1,375,000	1,449,910
(Catholic Health Initiatives)
Series A 4.75% 9/1/40	1,000,000	1,022,520
Series A 5.00% 7/1/39	2,500,000	2,608,650
Series D 6.25% 10/1/33	2,000,000	2,277,460
(Christian Living Community Project)
Series A 5.75% 1/1/37	1,500,000	1,364,130
(Covenant Retirement Communities)
Series A 5.50% 12/1/33 (RADIAN)	5,000,000	4,784,750
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	1,952,660
6.125% 6/1/38	5,250,000	5,411,227
Series A 5.25% 6/1/34	2,750,000	2,753,465
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	1,018,000
(Porter Place) Series A 6.00% 1/20/36 (GNMA)	5,000,000	5,053,500
(Vail Valley Medical Center Project) 5.80% 1/15/27	3,475,000	3,509,368
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	1,036,740
Colorado Springs Hospital Revenue 6.25% 12/15/33	2,500,000	2,749,225
Delta County Memorial Hospital District Enterprise
Revenue 5.35% 9/1/17	4,000,000	4,081,960
Denver Health & Hospital Authority Health Care Revenue
5.625% 12/1/40	2,500,000	2,545,575
Series A 4.75% 12/1/36	1,500,000	1,310,730

48

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
University of Colorado Hospital Authority Revenue Series A
5.00% 11/15/37	$2,690,000	$2,708,373
5.25% 11/15/39	3,500,000	3,575,775
6.00% 11/15/29	2,460,000	2,681,203
		58,997,611
Housing Revenue Bonds – 2.10%
Colorado Housing & Finance Authority
(Multifamily Housing Insured Mortgage)
Series C3 6.15% 10/1/41	1,590,000	1,591,670
(Single Family Mortgage) Series A 5.50% 11/1/29 (FHA)	1,500,000	1,617,735
Puerto Rico Housing Finance Authority
Subordinate (Capital Foundation of Modernization)
5.125% 12/1/27	2,040,000	2,126,210
		5,335,615
Lease Revenue Bonds – 3.59%
Aurora Certificates of Participation Refunding Series A
5.00% 12/1/30	2,370,000	2,570,669
Colorado Educational & Cultural National
Conference of State Legislatures Office Building
Facilities Authority Revenue 5.25% 6/1/21	2,000,000	2,022,160
@ Conejos & Alamosa Counties School #11J
Certificates of Participation 6.50% 4/1/11	355,000	355,777
El Paso County Certificates of Participation
(Detention Facilities Project) Series B
5.00% 12/1/27 (AMBAC)	1,500,000	1,595,265
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.25% 7/1/33	1,475,000	1,498,408
•Series M-2 5.50% 7/1/35 (AMBAC)	1,000,000	1,091,980
		9,134,259
Local General Obligation Bonds – 13.38%
Adams & Arapahoe Counties Joint School
District #28J (Aurora) 6.00% 12/1/28	2,500,000	2,996,875
Arapahoe County Water & Wastewater Public
Improvement District Refunding Series A
5.125% 12/1/32 (NATL-RE)	2,555,000	2,588,624

49

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Boulder Larimer & Weld Counties
(St. Vrain Valley School District #1J)
5.00% 12/15/33	$2,500,000	$2,686,625
Denver City & County Justice System
5.50% 8/1/16	2,000,000	2,466,340
(Facilities & Zoo) 5.00% 8/1/19	1,020,000	1,173,428
Denver City & County School District #1 Series A
5.00% 12/1/29	960,000	1,062,720
Denver West Metropolitan District
5.00% 12/1/33 (RADIAN)	1,400,000	1,315,650
Douglas County School District #1
(Douglas & Elbert Counties) Series B
5.00% 12/15/24	2,355,000	2,655,522
El Paso County School District #2 (Harrison)
5.00% 12/1/27 (NATL-RE)	2,115,000	2,258,968
Garfield County School District #2
5.00% 12/1/25 (AGM)	2,280,000	2,559,414
Grand County School District #2 (East Grand)
5.25% 12/1/25 (AGM)	2,485,000	2,804,447
Gunnison Watershed School District #1J Series 2009
5.25% 12/1/33	1,400,000	1,536,808
Jefferson County School District #R-001
5.25% 12/15/24	2,500,000	3,205,524
La Plata County School District #9-R (Durango)
5.125% 11/1/24 (NATL-RE)	1,000,000	1,106,310
@ North Range Metropolitan
District #1 4.50% 12/15/31 (ACA)	1,500,000	868,710
District #2 5.50% 12/15/37	1,200,000	961,236
Sand Creek Metropolitan District Refunding & Improvement
5.00% 12/1/31 (XLCA)	500,000	470,945
Weld County School District #4 5.00% 12/1/19 (AGM)	1,085,000	1,293,613
		34,011,759
§Pre-Refunded/Escrowed to Maturity Bonds – 11.92%
Colorado Educational & Cultural Facilities
Authority Revenue
(Littleton Academy Charter School Project)
6.125% 1/15/31-12	2,000,000	2,155,160
(Stargate Charter School Project) 6.125% 5/1/33-13	2,000,000	2,291,000

50

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded/Escrowed to Maturity Bonds (continued)
Colorado Educational & Cultural Facilities
Authority Revenue (continued)
(University of Denver Project) Series A
5.00% 3/1/27-12 (NATL-RE)	$5,000,000	$5,347,399
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) 5.125% 11/15/24-16	75,000	91,563
(Catholic Health Initiatives) Series A 5.50% 3/1/32	5,000,000	5,384,749
Douglas County School District #1
(Douglas & Elbert Counties) Series B
5.125% 12/15/25-12 (AGM)	2,000,000	2,214,700
Fremont County School District #1 (Canon City)
5.00% 12/1/24-13 (NATL-RE)	1,735,000	1,985,222
Garfield County School District #2
5.00% 12/1/25 (AGM)	1,000,000	1,101,930
Garfield Pitkin & Eagle County School District #Re-1
(Roaring Fork County) Series A 5.00% 12/15/27-14 (AGM)	1,500,000	1,759,125
Lincoln Park Metropolitan District 7.75% 12/1/26-11	2,500,000	2,744,225
North Range Metropolitan District #1 7.25% 12/15/31-11	3,385,000	3,671,980
Puerto Rico Commonwealth Series A 5.25% 7/1/30-16	1,235,000	1,509,331
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series I
5.25% 7/1/33-14	25,000	29,197
		30,285,581
Special Tax Revenue Bonds – 10.52%
Aspen Sales Tax Revenue (Parks & Open Spaces)
Series B 5.25% 11/1/23 (AGM)	2,040,000	2,263,033
@ Baptist Road Rural Transportation Authority Sales &
Use Tax Revenue 5.00% 12/1/26	2,000,000	1,368,960
Park Meadows Business Improvement District
Shared Sales Tax Revenue
5.30% 12/1/27	950,000	879,045
5.35% 12/1/31	720,000	646,618
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series K 5.00% 7/1/30	4,700,000	4,798,747
Puerto Rico Sales Tax Financing Corporation
Revenue First Subordinate
ΩCapital Appreciation Series A
6.75% 8/1/32	5,075,000	4,385,612

51

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
• Puerto Rico Sales Tax Financing Corporation
Revenue First Subordinate
Series A 5.00% 8/1/39	$2,500,000	$2,609,250
Series A 5.00% 7/1/46	1,200,000	1,200,876
Series A 5.25% 8/1/27	1,100,000	1,197,075
Series A 5.75% 8/1/37	2,620,000	2,808,535
Series C 6.00% 8/1/39	1,900,000	2,103,433
Regional Transportation District Sales Tax Revenue
Series A 5.25% 11/1/18	2,000,000	2,465,420
		26,726,604
State & Territory General Obligation Bonds – 5.78%
Guam Government Series A 7.00% 11/15/39	2,500,000	2,799,800
Puerto Rico Commonwealth Government Development
Bank Senior Notes Series B 5.00% 12/1/15	1,000,000	1,089,540
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/21	4,000,000	4,157,999
Series C 6.00% 7/1/39	1,685,000	1,829,051
Refunding Series A 5.25% 7/1/15	1,650,000	1,812,377
Puerto Rico Commonwealth
Series A 5.25% 7/1/30	765,000	793,703
Series B 5.00% 7/1/35	190,000	192,094
Virgin Islands Public Finance Authority Revenue
(Gross Receipts Taxes Loan Note)
5.00% 10/1/31 (ACA)	2,000,000	2,025,680
		14,700,244
Transportation Revenue Bonds – 4.49%
Denver City & County Airport Revenue
5.25% 11/15/36	2,500,000	2,672,925
Series A 5.00% 11/15/25 (FGIC) (NATL-RE)	2,000,000	2,160,140
Series B 5.00% 11/15/33 (XLCA)	4,000,000	4,051,680
Regional Transportation District Private Activity Revenue
(Denver Transit Partners) 6.00% 1/15/41	2,400,000	2,518,272
		11,403,017

52

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 2.30%
Colorado Springs Utilities Systems Improvement Revenue
Series C 5.50% 11/15/48	$3,250,000	$3,528,265
Eagle River Water & Sanitation District Enterprise Revenue
5.00% 12/1/29 (ASSURED GTY)	250,000	274,940
5.125% 12/1/39 (ASSURED GTY)	850,000	908,013
Pueblo Board Waterworks Revenue 5.00% 11/1/21 (AGM)	1,000,000	1,125,390
		5,836,608
Total Municipal Bonds (cost $237,107,743)		250,654,145

	Number of shares
Short-Term Investment – 0.15%
Money Market Instrument – 0.15%
Dreyfus Cash Management Fund	378,388	378,388
Total Short-Term Investment (cost $378,388)		378,388

Total Value of Securities – 98.78%
(cost $237,486,131)		251,032,533
Receivables and Other Assets
Net of Liabilities – 1.22%		3,096,639
Net Assets Applicable to 22,562,720
Shares Outstanding – 100.00%		$254,129,172

Net Asset Value – Delaware Tax-Free Colorado Fund
Class A ($237,544,608 / 21,093,720 Shares)		$11.26
Net Asset Value – Delaware Tax-Free Colorado Fund
Class B ($1,429,564 / 126,844 Shares)		$11.27
Net Asset Value – Delaware Tax-Free Colorado Fund
Class C ($15,155,000 / 1,342,156 Shares)		$11.29

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$243,576,419
Accumulated net realized loss on investments		(2,993,649)
Net unrealized appreciation of investments		13,546,402
Total net assets		$254,129,172

53

Statements of net assets
Delaware Tax-Free Colorado Fund

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
@	Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $3,554,683, which represented 1.40% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
GNMA — Government National Mortgage Association collateral
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Colorado Fund
Net asset value Class A (A)	$11.26
Sales charge (4.50% of offering price) (B)	0.53
Offering price	$11.79

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

54

Delaware Tax-Free Idaho Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 98.42%
Corporate Revenue Bonds – 3.43%
Nez Perce County Pollution Control Revenue
(Potlatch Project) 6.00% 10/1/24	$1,285,000	$1,271,340
Power County Pollution Control Revenue
(FMC Project) 5.625% 10/1/14	2,475,000	2,475,520
Puerto Rico Ports Authority Revenue
(American Airlines Special Facilities)
6.30% 6/1/23 (AMT)	1,295,000	1,136,803
		4,883,663
Education Revenue Bonds – 10.95%
Boise State University Revenue
5.00% 4/1/17 (AMBAC)	500,000	536,110
Series A 4.25% 4/1/32 (NATL-RE)	1,500,000	1,517,145
Series A 5.00% 4/1/18 (NATL-RE) (FGIC)	1,500,000	1,638,510
Series A 5.00% 4/1/39	1,000,000	1,069,760
Un-Refunded Series 07 5.375% 4/1/22 (FGIC)	15,000	15,872
Idaho Housing & Financing Association Nonprofit
Facilities Revenue (North Star Charter School Project)
Series A 9.50% 7/1/39	1,000,000	1,175,480
Idaho State University Revenue Refunding & Improvement
5.00% 4/1/20 (AGM)	1,130,000	1,234,808
5.00% 4/1/23 (AGM)	2,115,000	2,217,196
University Idaho (General Refunding)
•Series 2011 5.25% 4/1/41	2,000,000	2,198,660
Series A 5.00% 4/1/21 (AMBAC)	1,150,000	1,254,110
•Series B 4.50% 4/1/41 (AGM)	1,000,000	1,083,950
Series B 5.00% 4/1/28	1,000,000	1,104,060
Series B 5.00% 4/1/32	500,000	537,810
		15,583,471
Electric Revenue Bonds – 5.85%
Boise-Kuna Idaho Irrigation District Revenue
(Arrowrock Hydroelectric Project) 6.30% 6/1/31	1,000,000	1,105,230
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	210,000	215,235
Series WW 5.50% 7/1/38	400,000	423,968
Series XX 5.25% 7/1/40	4,170,000	4,372,120
Series ZZ 5.25% 7/1/26	2,000,000	2,204,920
		8,321,473

55

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds – 3.62%
Idaho Health Facilities Authority Revenue
(St. Luke’s Medical Center Project)
5.00% 7/1/35 (AGM)	$2,500,000	$2,581,225
6.75% 11/1/37	1,250,000	1,422,025
(Trinity Health Credit Group) Series B 6.125% 12/1/28	1,000,000	1,142,710
		5,145,960
Housing Revenue Bonds – 5.97%
Idaho Housing Agency Single Family Mortgage Revenue
Series A 6.05% 7/1/13 (AMBAC) (FHA) (VA) (AMT)	10,000	10,019
Series A 6.10% 7/1/16 (FHA) (VA) (AMT)	20,000	20,037
Series B 6.45% 7/1/15 (AMT)	10,000	10,020
Series C-2 6.35% 7/1/15 (AMT)	10,000	10,020
Series E 6.35% 7/1/15 (FHA) (AMT)	15,000	15,029
Series G-2 6.15% 7/1/15 (FHA) (VA) (AMT)	55,000	55,103
Idaho Housing & Finance Association Single
Family Mortgage Revenue
Series B Class I 5.00% 7/1/37 (AMT)	815,000	825,073
Series B Class I 5.50% 7/1/38	900,000	955,512
Series C Class II 4.95% 7/1/31	1,000,000	1,034,650
Series C Class III 5.35% 1/1/25 (AMT)	215,000	221,050
Series D Class III 5.45% 7/1/23 (AMT)	750,000	771,518
Series E 4.85% 7/1/28 (AMT)	1,475,000	1,490,090
Series E Class III 4.875% 1/1/26 (AMT)	140,000	141,873
Series E Class III 5.00% 1/1/28 (AMT)	865,000	866,808
Series I Class I 5.45% 1/1/39 (AMT)	1,000,000	1,022,170
Puerto Rico Housing Finance Authority Subordinate-
Capital Foundation Modernization
5.125% 12/1/27	1,000,000	1,042,260
		8,491,232
Lease Revenue Bonds – 3.12%
Boise City Certificate of Participation
5.375% 9/1/20 (NATL-RE) (FGIC) (AMT)	2,100,000	2,115,246
Boise City Revenue Series A 5.375% 12/1/31 (NATL-RE)	500,000	522,425
Idaho State Building Authority Revenue
Series A 5.00% 9/1/43 (XLCA)	1,000,000	1,016,900
Series B 5.00% 9/1/21 (NATL-RE)	750,000	779,873
		4,434,444

56

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds – 20.04%
Ada & Canyon Counties Joint School District #2
Meridian (School Board Guaranteed Program)
4.50% 7/30/22	$1,500,000	$1,758,855
4.75% 2/15/20	1,000,000	1,108,010
5.50% 7/30/16	1,305,000	1,606,860
Bannock County School District #025
(Pocatello Idaho School Board Guaranteed Program)
5.00% 8/15/15	1,040,000	1,198,881
5.00% 8/15/16	1,100,000	1,254,132
Boise City Independent School District
5.00% 8/1/24 (AGM)	1,500,000	1,715,595
Canyon County School District #132 Caldwell
5.00% 7/30/15 (NATL-RE)	2,000,000	2,319,540
Series A 5.00% 9/15/22 (AGM)	1,725,000	2,023,632
Series A 5.00% 9/15/23 (AGM)	1,810,000	2,107,112
City of Nampa 5.00% 8/1/21 (NATL-RE)	2,475,000	2,707,822
Idaho Board Bank Authority Revenue
Series A 5.00% 9/15/28	1,000,000	1,135,550
Series A 5.25% 9/15/26	2,000,000	2,349,080
Series C 4.00% 9/15/29	1,320,000	1,380,654
Lemhi County 5.20% 8/1/27 (AGM)	2,145,000	2,299,912
Power & Cassia Counties Joint School District #381
American Falls 5.00% 8/1/17	1,155,000	1,202,101
Twin Falls County School District #413 Filer 5.25% 9/15/25	2,000,000	2,354,439
		28,522,175
§Pre-Refunded Bonds – 12.29%
Ada & Canyon Counties Joint School District #2
Meridian (School Board Guaranteed Program)
5.00% 7/30/20-12	1,555,000	1,689,958
5.125% 7/30/19-12	1,005,000	1,094,626
Un-Refunded 5.00% 7/30/20-12	600,000	652,074
Boise State University Revenue Refunding & Improvement
5.125% 4/1/31-12 (FGIC)	1,000,000	1,076,400
5.375% 4/1/22-12 (FGIC)	985,000	1,064,145
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series D 5.25% 7/1/38-12	1,000,000	1,086,280
Series Y 5.00% 7/1/36-16	1,250,000	1,510,150

57

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Puerto Rico Commonwealth Infrastructure Financing
Authority Revenue Series A 5.375% 10/1/24-10	$1,750,000	$1,775,060
Puerto Rico Commonwealth Public Improvement
Revenue Series A 5.125% 7/1/31-11	1,010,000	1,051,784
Puerto Rico Electric Power Authority Revenue
Series II 5.25% 7/1/31-12	1,000,000	1,100,470
Series NN 5.125% 7/1/29-13	105,000	118,947
Series RR 5.00% 7/1/35-15 (FGIC)	1,545,000	1,840,296
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.50% 7/1/23-14	1,000,000	1,177,280
University of Idaho Revenue (Student Fee Housing
Improvements Project) 5.25% 4/1/31-11 (FGIC)	2,195,000	2,258,852
		17,496,322
Special Tax Revenue Bonds – 17.27%
Boise Urban Renewal Agency Parking
Revenue (Tax Increment)
Series A 6.125% 9/1/15	1,160,000	1,177,330
Series B 6.125% 9/1/15	950,000	964,193
Coeur D’Alene Local Improvement District #6
Series 1997 6.10% 7/1/12	40,000	40,523
Series 1998 6.10% 7/1/14	45,000	45,529
Idaho Board Bank Authority Revenue Series B
4.125% 9/15/36 (NATL-RE)	755,000	761,418
5.00% 9/15/30 (NATL-RE)	725,000	787,633
Ketchum Urban Renewal Agency 5.50% 10/15/34	1,500,000	1,519,650
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series K 5.00% 7/1/30	890,000	908,699
Series W 5.50% 7/1/15	175,000	194,175
Puerto Rico Sales Tax Financing Corporate
Revenue First Subordinate
ΩCapital Appreciation Series A 6.75% 8/1/32	5,040,000	4,355,366
Series A 5.25% 8/1/27	3,000,000	3,264,750
Series A 5.50% 8/1/42	1,500,000	1,593,915
Series A 6.00% 8/1/39	1,000,000	1,107,070
Series C 5.25% 8/1/41	1,500,000	1,570,800
Series C 5.75% 8/1/37	2,660,000	2,851,414

58

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) Series A
5.00% 10/1/29	$1,500,000	$1,549,140
5.25% 10/1/20	500,000	530,995
5.25% 10/1/21	500,000	527,845
5.25% 10/1/24	800,000	833,936
		24,584,381
State General Obligation Bonds – 6.41%
Guam Government Series A 6.75% 11/15/29	1,565,000	1,724,865
Puerto Rico Commonwealth Government Development
Bank Refunding Remarketed 4.75% 12/1/15 (NATL-RE)	1,000,000	1,044,080
Puerto Rico Commonwealth Public Improvement
Series A 5.125% 7/1/31	1,815,000	1,823,331
Series A 5.25% 7/1/22	1,000,000	1,036,100
Series C 6.00% 7/1/39	1,500,000	1,628,235
Un-Refunded Balance Series A 5.00% 7/1/34	1,855,000	1,871,602
		9,128,213
Transportation Revenue Bonds – 7.06%
Idaho Housing & Finance Association Grant Revenue
(Anticipated Federal Highway Trust)
4.00% 7/15/17	500,000	562,190
4.75% 7/15/19	1,410,000	1,662,348
5.00% 7/15/24 (NATL-RE)	2,000,000	2,188,340
5.25% 7/15/20 (ASSURED GTY)	2,750,000	3,244,889
5.25% 7/15/25 (ASSURED GTY)	1,500,000	1,698,495
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Un-Refunded Balance
Series G 5.00% 7/1/33	690,000	695,755
		10,052,017
Water & Sewer Revenue Bonds – 2.41%
Idaho Bond Bank Authority Revenue
Series C 5.375% 9/15/38	1,000,000	1,111,500
Moscow Sewer Revenue 5.00% 11/1/22 (AGM)	2,175,000	2,326,380
		3,437,880
Total Municipal Bonds (cost $130,331,043)		140,081,231

59

Statements of net assets
Delaware Tax-Free Idaho Fund

	Number of shares	Value
Short-Term Investments – 2.11%
Money Market Instrument – 0.21%
Dreyfus Cash Management Fund	297,518	$297,518
		297,518

	Principal amount
•Variable Rate Demand Note – 1.90%
Power County Pollution Control Revenue
(FMC Project) 0.25% 12/1/10	$2,700,000	2,700,000
		2,700,000
Total Short-Term Investments
(cost $2,997,518)		2,997,518

Total Value of Securities – 100.53%
(cost $133,328,561)		143,078,749
Liabilities Net of Receivables
and Other Assets – (0.53%)		(751,149)
Net Assets Applicable to 11,742,239
Shares Outstanding – 100.00%		$142,327,600

Net Asset Value – Delaware Tax-Free Idaho Fund
Class A ($104,287,008 / 8,601,896 Shares)		$12.12
Net Asset Value – Delaware Tax-Free Idaho Fund
Class B ($2,449,594 / 202,425 Shares)		$12.10
Net Asset Value – Delaware Tax-Free Idaho Fund
Class C ($35,590,998 / 2,937,918 Shares)		$12.11

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$132,577,310
Distributions in excess of net investment income		(11,219)
Accumulated net realized gain on investments		11,321
Net unrealized appreciation of investments		9,750,188
Total net assets		$142,327,600

60

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
NATL-RE — Insured by the National Public Finance Guarantee Corporation
VA — Veterans Administration collateral
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Idaho Fund
Net asset value Class A (A)	$12.12
Sales charge (4.50% of offering price) (B)	0.57
Offering price	$12.69

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

61

Statements of net assets
Delaware Tax-Free New York Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 95.94%
Corporate Revenue Bonds – 6.47%
Jefferson County Industrial Development Agency Solid
Waste Disposal (International Paper) Series A
5.20% 12/1/20 (AMT)	$350,000	$352,779
Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	500,000	528,969
Nassau County Tobacco Settlement Refunding
(Asset-Backed) Series A-3 5.125% 6/1/46	600,000	476,964
• New York City Industrial Development Agency
Special Facilities Revenue (American Airlines-JFK
International Airport)
7.625% 8/1/25 (AMT)	250,000	262,318
7.75% 8/1/31 (AMT)	250,000	263,820
New York Energy Research & Development
Authority Pollution Control Revenue Refunding
(Central Hudson Gas) Series A 5.45% 8/1/27 (AMBAC)	500,000	501,625
New York Liberty Development Corporation Revenue
(Second Priority-Bank American Tower)
5.625% 7/15/47	500,000	520,615
Suffolk County Industrial Development Agency Revenue
(Keyspan-Port Jefferson Energy Center)
5.25% 6/1/27 (AMT)	250,000	252,078
TSASC Tobacco Settlement Refunding (Asset-Backed)
Series 1 5.125% 6/1/42	250,000	202,613
		3,361,781
Education Revenue Bonds – 23.75%
Albany Industrial Development Agency Civic Facilities
Revenue (Brighter Choice Charter School)
Series A 5.00% 4/1/37	250,000	225,863
Amherst Industrial Development Agency Civic Facilities
Revenue (UBF Faculty Student Housing)
Series A 5.75% 8/1/30 (AMBAC)	200,000	202,500
Dutchess County Industrial Development Agency
(Marist College) 5.00% 7/1/20	500,000	521,785
Hempstead Town Local Development Corporation Revenue
(Molloy College Project) 5.75% 7/1/23	400,000	457,396
Madison County Capital Resource Corporation Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	453,992

62

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Madison County Industrial Development Agency Civic
Facility Revenue (Colgate University Project)
Series A 5.00% 7/1/39 (NATL-RE)	$400,000	$413,416
• New York City Trust for Cultural Resources Revenue
(Julliard School) Series C 2.10% 4/1/36	500,000	511,040
New York State Dormitory Authority Revenue
(Columbia University) Series A 5.00% 7/1/23	500,000	547,920
(Pratt Institute) Series C 5.125% 7/1/39 (ASSURED GTY)	300,000	320,400
•Series B 5.25% 11/15/23	250,000	268,575
Series B 7.50% 5/15/11	125,000	131,014
New York State Dormitory Authority Revenue Non-State
Supported Debt
(Brooklyn Law School) 5.75% 7/1/33	340,000	376,026
(Cornell University) Series A
4.75% 7/1/29	100,000	109,942
5.00% 7/1/34	170,000	187,391
5.00% 7/1/39	500,000	548,374
5.00% 7/1/40	500,000	552,494
(Manhattan Marymount) 5.00% 7/1/24	350,000	369,807
(Mt. Sinai School Medicine) 5.125% 7/1/39	500,000	515,730
(New York University)
Series A 5.25% 7/1/34	500,000	552,164
Series A 5.25% 7/1/48	400,000	432,760
(Rockefeller University) Series A 5.00% 7/1/27	250,000	288,643
(St. Joseph’s College) 5.25% 7/1/25	500,000	524,815
(Teachers College) 5.50% 3/1/39	250,000	270,248
(University of Rochester)
Series A 5.125% 7/1/39	250,000	268,913
ΩSeries A-2 4.375% 7/1/20	250,000	260,563
Onondaga Civic Development Corporation Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	516,290
Onondaga County Trust for Cultural Resources Revenue
(Syracuse University Project) Series B 5.00% 12/1/19	350,000	425,884
St. Lawrence County Industrial Development Agency
Civic Faculty Revenue (St. Lawrence University)
Series A 5.00% 10/1/16	500,000	581,459
Suffolk County Industrial Development Agency Civic
Faculty Revenue Refunding (New York Institute of
Technology Project) Series A 5.00% 3/1/26	600,000	617,141

63

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Troy Capital Resource Corporation Revenue
(Rensselaer Polytechnic) Series A 5.125% 9/1/40	$500,000	$519,635
Yonkers Industrial Development Agency Civic
Faculty Revenue (Sarah Lawrence)
Series A 6.00% 6/1/29	325,000	357,692
		12,329,872
Electric Revenue Bonds – 5.44%
Long Island Power Authority New York Electric System Revenue
Series A 5.75% 4/1/39	350,000	394,114
Series B 5.75% 4/1/33	250,000	279,968
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	100,000	102,493
Series WW 5.00% 7/1/28	190,000	199,399
Series WW 5.50% 7/1/38	200,000	211,984
Series XX 5.75% 7/1/36	1,000,000	1,085,950
Series ZZ 5.25% 7/1/26	500,000	551,230
		2,825,138
Healthcare Revenue Bonds – 8.89%
Albany Industrial Development Agency Civic Facility
Revenue (St. Peter’s Hospital Project)
Series A 5.25% 11/15/32	500,000	502,340
East Rochester Housing Authority Revenue Refunding
(Senior Living-Woodland Village Project) 5.50% 8/1/33	200,000	177,626
New York Dormitory Authority Revenue
(Catholic Health Long Island Obligation Group) 5.00% 7/1/27	400,000	408,356
(Chapel Oaks) 5.45% 7/1/26 (LOC, Allied Irish Bank)	450,000	450,747
(Millard Fillmore Hospital) 5.375% 2/1/32 (AMBAC) (FHA)	225,000	225,104
(Winthrop South Nassau Hospital) Series B 5.50% 7/1/23	500,000	516,015
New York Dormitory Authority Revenue Non-State
Supported Debt
(Memorial Sloan-Kettering)
Series 1 5.00% 7/1/35	225,000	235,341
Series A-2 5.00% 7/1/26	500,000	552,235
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	643,056
(North Shore Long Island Jewish Group)
Series A 5.50% 5/1/37	500,000	528,900
(Orange Regional Medical Center) 6.125% 12/1/29	365,000	377,972
		4,617,692

64

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds – 1.48%
New York City Housing Development Multifamily Housing
Revenue Series G-1 4.875% 11/1/39 (AMT)	$250,000	$251,638
New York State Housing Finance Agency Revenue
(Affordable Housing) Series A 5.25% 11/1/41	500,000	518,640
		770,278
Lease Revenue Bonds – 8.45%
Battery Park City Authority Revenue
Series A 5.00% 11/1/26	250,000	276,025
Erie County Industrial Development Agency School
Faculty Revenue (City School District Buffalo)
Series A 5.25% 5/1/25	500,000	572,949
Hudson Yards Infrastructure Revenue
Series A 5.00% 2/15/47	500,000	501,325
New York City Industrial Development Agency Revenue
(Queens Baseball Stadium-Pilot) 5.00% 1/1/46 (AMBAC)	500,000	468,935
(Yankee Stadium Project-Pilot) 5.00% 3/1/46 (FGIC)	300,000	300,831
New York City Industrial Development Agency Special
Airport Facility Revenue (Airis JFK I Project)
Series A 5.50% 7/1/28 (AMT)	500,000	452,895
Onondaga County Industrial Development Authority
Revenue Subordinated (Air Cargo) 7.25% 1/1/32 (AMT)	500,000	489,270
Tobacco Settlement Financing Authority Revenue
(Asset-Backed) Series B-1C
5.50% 6/1/20	200,000	219,808
5.50% 6/1/21	500,000	548,120
United Nations Development Corporation Revenue
Refunding Series A 5.00% 7/1/26	500,000	554,335
		4,384,493
Local General Obligation Bonds – 3.56%
New York City
Series C-1 5.00% 10/1/19	500,000	592,075
Series D 5.00% 11/1/34	125,000	135,070
Series I-1 5.375% 4/1/36	500,000	553,920
New York State Dormitory Authority Revenue Non-State
Supported Debt (School Districts-Financing Program)
Series A 5.00% 10/1/25 (AGM)	500,000	565,060
		1,846,125

65

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds – 4.44%
Albany Parking Authority Revenue
Series A 5.625% 7/15/25-11	$280,000	$296,209
New York Dormitory Authority Revenue (North Shore Long
Island Jewish Group Project) 5.50% 5/1/33-13	500,000	567,695
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series Y 5.50% 7/1/36-16	475,000	587,167
Puerto Rico Commonwealth Series B 5.25% 7/1/32-16	155,000	189,430
Puerto Rico Electric Power Authority Revenue Series NN
5.125% 7/1/29-13	125,000	141,604
• Puerto Rico Sales Tax Financing Corporation Revenue First
Subordinate Series A 5.00% 8/1/39-11	500,000	521,850
		2,303,955
Special Tax Revenue Bonds – 19.77%
Brooklyn Arena Local Development Corporation Pilot
Revenue (Barclays Center Project) 6.50% 7/15/30	500,000	546,730
Metropolitan Transportation Authority Revenue
(Dedicated Tax Fund) Series B
5.00% 11/15/34	500,000	539,760
5.25% 11/15/22	500,000	591,565
New York City Transitional Finance Authority Revenue
(Subordinated Future Tax Secured) Series B 5.00% 11/1/18	500,000	592,004
New York City Trust for Cultural Resources Revenue Refunding
(American Museum of National History)
Series A 5.00% 7/1/44 (NATL-RE)	250,000	258,295
(Museum of Modern Art) Series A1
5.00% 10/1/17	250,000	303,533
5.00% 4/1/31	250,000	274,995
New York Dormitory Authority State Personal Income Tax
Revenue Series C 5.00% 3/15/15	250,000	293,403
New York Dormitory Authority State Supported Debt Revenue
(Consolidated Services Contract) 5.00% 7/1/17 (AGM)	500,000	590,965
New York Sales Tax Asset Receivables Series A 5.25%
10/15/27 (AMBAC)	500,000	558,075
New York State Thruway Authority (State Personal Income
Tax Revenue-Education) Series A 5.00% 3/15/38	500,000	539,045
New York State Urban Development Revenue Personal
Income Tax Series A-1 5.00% 12/15/22	250,000	288,628
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series K 5.00% 7/1/30	735,000	750,441

66

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Puerto Rico Commonwealth Infrastructure Financing
Authority Revenue Series B 5.00% 7/1/15	$250,000	$270,820
Puerto Rico Sales Tax Financing Corporation
Revenue First Subordinate
ΩCapital Appreciation Series A 6.75% 8/1/32	510,000	440,722
Series A 5.25% 8/1/57	325,000	332,166
Series A 5.50% 8/1/42	500,000	531,305
Series A 5.75% 8/1/37	410,000	439,504
Series C 5.25% 8/1/41	500,000	523,600
Series C 6.00% 8/1/39	500,000	553,535
Schenectady Metroplex Development Authority Revenue
Series A 5.375% 12/15/21	500,000	526,270
Virgin Islands Public Finance Authority Revenue (Matching
Fund Loan Note-Senior Lien) Series A 5.00% 10/1/29	500,000	516,380
		10,261,741
State & Territory General Obligation Bonds – 4.50%
Guam Government Series A 7.00% 11/15/39	395,000	442,368
New York State
5.00% 2/15/18	380,000	460,321
5.00% 3/1/38	500,000	532,956
5.00% 2/15/39	250,000	268,245
Puerto Rico Commonwealth Government Development
Bank Refunded Remarketed 4.75% 12/1/15 (NATL-RE)	230,000	240,138
Puerto Rico Commonwealth Public Improvement Refunding
Series C 6.00% 7/1/39	270,000	293,082
Puerto Rico Commonwealth Series B 5.25% 7/1/32	95,000	98,072
		2,335,182
Transportation Revenue Bonds – 6.69%
Albany Parking Authority Revenue Series A 5.625% 7/15/25	220,000	224,759
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	200,000	240,248
•Series B 5.00% 11/15/27	200,000	222,010
Series F 5.00% 11/15/15	150,000	173,165
New York State Thruway Authority General Revenue
(Bond Antic Notes)
Series A 4.00% 7/15/11	1,000,000	1,030,789
Series H 5.00% 1/1/14 (NATL-RE)	500,000	564,960
Series H 5.00% 1/1/15 (NATL-RE)	250,000	287,538

67

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Port Authority New York & New Jersey
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	$250,000	$271,565
Triborough Bridge & Tunnel Authority Revenue
•Series B-1 5.00% 11/15/25	200,000	225,430
Series C 5.00% 11/15/24	200,000	230,402
		3,470,866
Water & Sewer Revenue Bonds – 2.50%
New York City Municipal Water Finance Authority
Water & Sewer System Revenue
(Fiscal 2009) Series A 5.75% 6/15/40	200,000	230,656
(Second General Resolution) Series FF 5.00% 6/15/31	500,000	553,595
Series FF-2 5.50% 6/15/40	250,000	284,998
New York State Environmental Facilities Corporation State
Clean Water & Drinking Water Revolving Funds
(New York City Municipal Project) Subordinated
Series B 5.00% 6/15/21	200,000	229,836
		1,299,085
Total Municipal Bonds (cost $46,225,551)		49,806,208

Short-Term Investments – 2.31%
•Variable Rate Demand Notes – 2.31%
New York City	900,000	900,000
Series A-7 0.22% 8/1/21
Series E2 0.22% 8/1/21
(LOC, JPMorgan Chase Bank)	300,000	300,000
Total Short-Term Investments (cost $1,200,000)		1,200,000

Total Value of Securities – 98.25%
(cost $47,425,551)		51,006,208
Receivables and Other Assets
Net of Liabilities – 1.75%		908,106
Net Assets Applicable to 4,660,483
Shares Outstanding – 100.00%		$51,914,314

68

Net Asset Value – Delaware Tax-Free New York Fund
Class A ($37,715,646 / 3,383,582 Shares)	$11.15
Net Asset Value – Delaware Tax-Free New York Fund
Class B ($736,630 / 66,230 Shares)	$11.12
Net Asset Value – Delaware Tax-Free New York Fund
Class C ($13,462,038 / 1,210,671 Shares)	$11.12

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$48,369,674
Distributions in excess of net investment income	(651)
Accumulated net realized loss on investments	(35,366)
Net unrealized appreciation of investments	3,580,657
Total net assets	$51,914,314

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
§
Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FHA — Insured by the Federal Housing Administration
FGIC — Insured by the Financial Guaranty Insurance Company
LOC — Letter of Credit
NATL-RE — Insured by the National Public Finance Guarantee Corporation

69

Statements of net assets
Delaware Tax-Free New York Fund

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free New York Fund
Net asset value Class A (A)	$11.15
Sales charge (4.50% of offering price) (B)	0.53
Offering price	$11.68

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

70

Statements of operations
Year Ended August 31, 2010

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund
Investment Income:
Interest	$5,849,783	$4,408,103	$12,643,605

Expenses:
Management fees	609,119	456,995	1,364,806
Distribution expenses – Class A	273,770	163,093	580,811
Distribution expenses – Class B	44,721	39,019	20,831
Distribution expenses – Class C	76,412	138,361	136,433
Dividend disbursing and transfer agent
fees and expenses	65,648	53,512	128,674
Accounting and administration expenses	48,326	33,065	98,757
Legal fees	19,953	9,911	29,277
Audit and tax	16,975	15,306	23,609
Registration fees	15,632	8,106	7,946
Reports and statements to shareholders	13,200	9,204	29,898
Pricing fees	7,573	7,748	9,025
Trustees’ fees	7,011	4,752	14,237
Dues and services	5,270	3,476	9,020
Insurance fees	5,011	3,229	9,704
Custodian fees	2,339	1,555	4,634
Consulting fees	1,789	1,207	3,644
Trustees’ expenses	503	332	1,078
	1,213,252	948,871	2,472,384
Less fees waived	(70,644)	(132,474)	(48,381)
Less expense paid indirectly	(66)	(46)	(147)
Total operating expenses	1,142,542	816,351	2,423,856
Net Investment Income	4,707,241	3,591,752	10,219,749

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on investments	1,415,533	(292,440)	2,102,920
Net change in unrealized appreciation/
depreciation of investments	5,624,262	7,517,014	12,877,406
Net Realized and Unrealized Gain
on Investments	7,039,795	7,224,574	14,980,326

Net Increase in Net Assets
Resulting from Operations	$11,747,036	$10,816,326	$25,200,075

See accompanying Notes, which are an integral part of the financial statements.

	Delaware Tax-Free	Delaware Tax-Free
	Idaho Fund	New York Fund
Investment Income:
Interest	$5,686,271	$1,852,251

Expenses:
Management fees	678,992	214,893
Distribution expenses – Class A	234,723	72,531
Distribution expenses – Class B	29,131	7,947
Distribution expenses – Class C	266,548	91,643
Dividend disbursing and transfer
agent fees and expenses	64,113	39,851
Accounting and administration expenses	49,119	15,541
Audit and tax	17,679	13,123
Reports and statements to shareholders	15,696	4,349
Legal fees	15,596	5,126
Pricing fees	9,013	9,340
Registration fees	8,374	11,164
Trustees’ fees	7,047	2,206
Insurance fees	4,312	1,193
Dues and services	3,499	1,717
Custodian fees	2,393	797
Consulting fees	1,783	563
Trustees’ expenses	607	148
	1,408,625	492,132
Less fees waived	(22,204)	(104,739)
Less expense paid indirectly	(67)	(25)
Total operating expenses	1,386,354	387,368
Net Investment Income	4,299,917	1,464,883

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on investments	89,825	(26,599)
Net change in unrealized appreciation/
depreciation of investments	6,715,627	2,648,873
Net Realized and Unrealized Gain
on Investments	6,805,452	2,622,274

Net Increase in Net Assets
Resulting from Operations	$11,105,369	$4,087,157

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Arizona Fund

	Year Ended
	8/31/10	8/31/09
Increase in Net Assets from Operations:
Net investment income	$4,707,241	$4,979,083
Net realized gain on investments	1,415,533	676,245
Net change in unrealized
appreciation/depreciation of investments	5,624,262	283,443
Net increase in net assets resulting from operations	11,747,036	5,938,771

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,303,466)	(4,473,743)
Class B	(142,123)	(247,800)
Class C	(242,383)	(235,244)
	(4,687,972)	(4,956,787)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,867,126	8,072,718
Class B	66	20,443
Class C	1,248,843	1,098,183

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,128,544	2,209,302
Class B	73,667	128,925
Class C	150,229	146,249
	9,468,475	11,675,820

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(19,829,331)	$(19,633,059)
Class B	(3,923,060)	(3,235,890)
Class C	(1,103,623)	(2,787,126)
	(24,856,014)	(25,656,075)
Decrease in net assets derived from
capital share transactions	(15,387,539)	(13,980,255)
Net Decrease in Net Assets	(8,328,475)	(12,998,271)

Net Assets:
Beginning of year	127,454,947	140,453,218
End of year1	$119,126,472	$127,454,947

1Including undistributed net investment income	$26,196	$26,196

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free California Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,591,752	$3,401,520
Net realized gain (loss) on investments	(292,440)	709,018
Net change in unrealized
appreciation/depreciation of investments	7,517,014	(2,723,629)
Net increase in net assets resulting from operations	10,816,326	1,386,909

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,925,853)	(2,701,738)
Class B	(146,321)	(195,352)
Class C	(516,624)	(487,982)
	(3,588,798)	(3,385,072)

Capital Share Transactions:
Proceeds from shares sold:
Class A	15,942,030	8,313,126
Class B	140,364	90,914
Class C	3,335,303	2,115,521

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,696,001	1,547,832
Class B	105,254	137,850
Class C	357,093	358,106
	21,576,045	12,563,349

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(11,521,238)	$(14,448,671)
Class B	(2,270,312)	(1,676,431)
Class C	(2,930,338)	(3,594,180)
	(16,721,888)	(19,719,282)
Increase (decrease) in net assets derived from
capital share transactions	4,854,157	(7,155,933)
Net Increase (Decrease) in Net Assets	12,081,685	(9,154,096)

Net Assets:
Beginning of year	79,599,898	88,753,994
End of year1	$91,681,583	$79,599,898

1Including undistributed net investment income	$18,763	$18,763

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Colorado Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,219,749	$10,196,318
Net realized gain on investments	2,102,920	3,397,919
Net change in unrealized
appreciation/depreciation of investments	12,877,406	(4,848,204)
Net increase in net assets resulting from operations	25,200,075	8,746,033

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(9,708,463)	(9,697,369)
Class B	(71,622)	(116,434)
Class C	(467,286)	(355,221)
	(10,247,371)	(10,169,024)

Capital Share Transactions:
Proceeds from shares sold:
Class A	15,893,257	14,183,751
Class B	—	10,613
Class C	4,043,038	2,881,769

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	6,184,316	6,074,319
Class B	36,966	50,248
Class C	340,428	248,362
	26,498,005	23,449,062

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(24,936,523)	$(27,122,635)
Class B	(1,418,824)	(1,264,891)
Class C	(1,594,446)	(1,437,234)
	(27,949,793)	(29,824,760)
Decrease in net assets derived from
capital share transactions	(1,451,788)	(6,375,698)
Net Increase (Decrease) in Net Assets	13,500,916	(7,798,689)

Net Assets:
Beginning of year	240,628,256	248,426,945
End of year1	$254,129,172	$240,628,256

1Including undistributed net investment income	$—	$43,501

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Idaho Fund

	Year Ended
	8/31/10	8/31/09
Increase in Net Assets from Operations:
Net investment income	$4,299,917	$3,502,126
Net realized gain on investments	89,825	242,232
Net change in unrealized
appreciation/depreciation of investments	6,715,627	2,073,940
Net increase in net assets resulting from operations	11,105,369	5,818,298

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,460,797)	(2,944,277)
Class B	(86,212)	(136,217)
Class C	(781,910)	(403,213)
	(4,328,919)	(3,483,707)

Capital Share Transactions:
Proceeds from shares sold:
Class A	18,620,022	17,915,127
Class B	9,917	63,569
Class C	17,105,840	8,501,134

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,431,970	1,894,609
Class B	62,082	98,426
Class C	568,025	249,454
	38,797,856	28,722,319

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(8,321,667)	$(7,521,138)
Class B	(1,131,494)	(1,954,363)
Class C	(2,773,980)	(1,450,880)
	(12,227,141)	(10,926,381)
Increase in net assets derived from
capital share transactions	26,570,715	17,795,938
Net Increase in Net Assets	33,347,165	20,130,529

Net Assets:
Beginning of year	108,980,435	88,849,906
End of year1	$142,327,600	$108,980,435

1Including undistributed (distributions in excess of)
net investment income	$(11,219)	$5,851

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free New York Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,464,883	$900,508
Net realized gain (loss) on investments	(26,599)	190,585
Net change in unrealized
appreciation/depreciation of investments	2,648,873	482,416
Net increase in net assets resulting from operations	4,087,157	1,573,509

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,144,578)	(738,485)
Class B	(25,736)	(39,735)
Class C	(290,855)	(116,762)
	(1,461,169)	(894,982)

Capital Share Transactions:
Proceeds from shares sold:
Class A	16,389,706	10,366,325
Class B	9,343	47,828
Class C	8,918,180	3,939,824

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	717,620	403,783
Class B	15,971	22,930
Class C	198,252	62,861
	26,249,072	14,843,551

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(4,117,174)	$(3,831,875)
Class B	(362,784)	(593,493)
Class C	(1,929,785)	(585,220)
	(6,409,743)	(5,010,588)
Increase in net assets derived from
capital share transactions	19,839,329	9,832,963
Net Increase in Net Assets	22,465,317	10,511,490

Net Assets:
Beginning of year	29,448,997	18,937,507
End of year1	$51,914,314	$29,448,997

1Including undistributed (distributions in excess of)
net investment income	$(651)	$3,746

See accompanying Notes, which are an integral part of the financial statements.

Financial highlights
Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.090	$10.930	$11.070	$11.350	$11.560

0.447	0.431	0.444	0.465	0.467
0.668	0.158	(0.140)	(0.280)	(0.210)
1.115	0.589	0.304	0.185	0.257

(0.445)	(0.429)	(0.444)	(0.465)	(0.467)
(0.445)	(0.429)	(0.444)	(0.465)	(0.467)

$11.760	$11.090	$10.930	$11.070	$11.350

10.27%	5.64%	2.78%	1.63%	2.31%

$108,214	$113,689	$122,027	$125,636	$131,468
0.86%	0.75%	0.75%	0.76%	0.76%

0.92%	0.91%	0.91%	0.91%	0.91%
3.94%	4.07%	4.02%	4.11%	4.12%

3.88%	3.91%	3.86%	3.96%	3.97%
15%	27%	29%	9%	8%

Financial highlights
Delaware Tax-Free Arizona Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.100	$10.940	$11.070	$11.360	$11.570

0.362	0.352	0.361	0.380	0.382
0.658	0.158	(0.130)	(0.290)	(0.210)
1.020	0.510	0.231	0.090	0.172

(0.360)	(0.350)	(0.361)	(0.380)	(0.382)
(0.360)	(0.350)	(0.361)	(0.380)	(0.382)

$11.760	$11.100	$10.940	$11.070	$11.360

9.35%	4.85%	2.10%	0.78%	1.54%

$2,917	$6,509	$9,620	$12,407	$16,413
1.61%	1.50%	1.50%	1.51%	1.51%

1.67%	1.66%	1.66%	1.66%	1.66%
3.19%	3.32%	3.27%	3.36%	3.37%

3.13%	3.16%	3.11%	3.21%	3.22%
15%	27%	29%	9%	8%

Financial highlights
Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.120	$10.960	$11.090	$11.380	$11.580

0.363	0.352	0.361	0.380	0.381
0.668	0.158	(0.130)	(0.290)	(0.200)
1.031	0.510	0.231	0.090	0.181

(0.361)	(0.350)	(0.361)	(0.380)	(0.381)
(0.361)	(0.350)	(0.361)	(0.380)	(0.381)

$11.790	$11.120	$10.960	$11.090	$11.380

9.43%	4.84%	2.09%	0.77%	1.63%

$7,995	$7,257	$8,806	$7,609	$8,117
1.61%	1.50%	1.50%	1.51%	1.51%

1.67%	1.66%	1.66%	1.66%	1.66%
3.19%	3.32%	3.27%	3.36%	3.37%

3.13%	3.16%	3.11%	3.21%	3.22%
15%	27%	29%	9%	8%

Financial highlights
Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.620	$10.800	$11.010	$11.400	$11.490

0.497	0.448	0.449	0.454	0.450
0.950	(0.182)	(0.210)	(0.390)	(0.090)
1.447	0.266	0.239	0.064	0.360

(0.497)	(0.446)	(0.449)	(0.454)	(0.450)
(0.497)	(0.446)	(0.449)	(0.454)	(0.450)

$11.570	$10.620	$10.800	$11.010	$11.400

13.92%	2.74%	2.21%	0.51%	3.24%

$72,902	$61,132	$67,174	$76,537	$75,995
0.82%	0.88%	0.88%	0.89%	0.88%

0.98%	0.97%	0.97%	0.97%	0.97%
4.48%	4.42%	4.11%	3.98%	3.97%

4.32%	4.33%	4.02%	3.90%	3.88%
35%	59%	34%	21%	14%

Financial highlights
Delaware Tax-Free California Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.670	$10.840	$11.060	$11.440	$11.530

0.416	0.373	0.367	0.368	0.365
0.940	(0.172)	(0.220)	(0.380)	(0.090)
1.356	0.201	0.147	(0.012)	0.275

(0.416)	(0.371)	(0.367)	(0.368)	(0.365)
(0.416)	(0.371)	(0.367)	(0.368)	(0.365)

$11.610	$10.670	$10.840	$11.060	$11.440

12.93%	2.07%	1.34%	(0.15% )	2.46%

$3,254	$4,938	$6,589	$9,384	$14,918
1.57%	1.63%	1.63%	1.64%	1.63%

1.73%	1.72%	1.72%	1.72%	1.72%
3.73%	3.67%	3.36%	3.23%	3.22%

3.57%	3.58%	3.27%	3.15%	3.13%
35%	59%	34%	21%	14%

Financial highlights
Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.640	$10.810	$11.030	$11.420	$11.500

0.415	0.373	0.367	0.368	0.365
0.950	(0.172)	(0.220)	(0.390)	(0.080)
1.365	0.201	0.147	(0.022)	0.285

(0.415)	(0.371)	(0.367)	(0.368)	(0.365)
(0.415)	(0.371)	(0.367)	(0.368)	(0.365)

$11.590	$10.640	$10.810	$11.030	$11.420

13.06%	2.07%	1.35%	(0.24% )	2.56%

$15,526	$13,530	$14,991	$13,453	$12,768
1.57%	1.63%	1.63%	1.64%	1.63%

1.73%	1.72%	1.72%	1.72%	1.72%
3.73%	3.67%	3.36%	3.23%	3.22%

3.57%	3.58%	3.27%	3.15%	3.13%
35%	59%	34%	21%	14%

Financial highlights
Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.600	$10.640	$10.730	$11.040	$11.200

0.455	0.452	0.448	0.464	0.488
0.661	(0.041)	(0.089)	(0.310)	(0.160)
1.116	0.411	0.359	0.154	0.328

(0.456)	(0.451)	(0.449)	(0.464)	(0.488)
(0.456)	(0.451)	(0.449)	(0.464)	(0.488)

$11.260	$10.600	$10.640	$10.730	$11.040

10.74%	4.11%	3.38%	1.38%	3.03%

$237,545	$226,393	$234,630	$246,695	$258,773
0.93%	0.90%	0.93%	0.94%	0.93%

0.95%	0.95%	0.95%	0.96%	0.94%
4.16%	4.43%	4.16%	4.22%	4.43%

4.14%	4.38%	4.14%	4.20%	4.42%
17%	27%	15%	12%	8%

Financial highlights
Delaware Tax-Free Colorado Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.610	$10.640	$10.730	$11.050	$11.200

0.373	0.375	0.367	0.382	0.405
0.661	(0.031)	(0.089)	(0.320)	(0.150)
1.034	0.344	0.278	0.062	0.255

(0.374)	(0.374)	(0.368)	(0.382)	(0.405)
(0.374)	(0.374)	(0.368)	(0.382)	(0.405)

$11.270	$10.610	$10.640	$10.730	$11.050

9.91%	3.43%	2.60%	0.53%	2.35%

$1,429	$2,693	$3,961	$5,326	$8,221
1.68%	1.65%	1.68%	1.69%	1.68%

1.70%	1.70%	1.70%	1.71%	1.69%
3.41%	3.68%	3.41%	3.47%	3.68%

3.39%	3.63%	3.39%	3.45%	3.67%
17%	27%	15%	12%	8%

Financial highlights
Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.630	$10.660	$10.750	$11.070	$11.220

0.374	0.375	0.367	0.382	0.405
0.661	(0.031)	(0.089)	(0.320)	(0.150)
1.035	0.344	0.278	0.062	0.255

(0.375)	(0.374)	(0.368)	(0.382)	(0.405)
(0.375)	(0.374)	(0.368)	(0.382)	(0.405)

$11.290	$10.630	$10.660	$10.750	$11.070

9.90%	3.43%	2.60%	0.53%	2.34%

$15,155	$11,542	$9,836	$10,152	$9,971
1.68%	1.65%	1.68%	1.69%	1.68%

1.70%	1.70%	1.70%	1.71%	1.69%
3.41%	3.68%	3.41%	3.47%	3.68%

3.39%	3.63%	3.39%	3.45%	3.67%
17%	27%	15%	12%	8%

Financial highlights
Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.490	$11.260	$11.260	$11.450	$11.630

0.431	0.436	0.437	0.448	0.449
0.633	0.228	—	(0.190)	(0.180)
1.064	0.664	0.437	0.258	0.269

(0.434)	(0.434)	(0.437)	(0.448)	(0.449)
(0.434)	(0.434)	(0.437)	(0.448)	(0.449)

$12.120	$11.490	$11.260	$11.260	$11.450

9.44%	6.12%	3.93%	2.27%	2.40%

$104,287	$86,445	$72,237	$69,931	$62,808
0.94%	0.88%	0.85%	0.86%	0.85%

0.96%	0.96%	0.96%	0.98%	0.98%
3.66%	3.94%	3.87%	3.92%	3.95%

3.64%	3.86%	3.76%	3.80%	3.82%
7%	10%	11%	8%	15%

Financial highlights
Delaware Tax-Free Idaho Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.470	$11.240	$11.240	$11.430	$11.610

0.343	0.353	0.353	0.363	0.364
0.633	0.228	—	(0.190)	(0.180)
0.976	0.581	0.353	0.173	0.184

(0.346)	(0.351)	(0.353)	(0.363)	(0.364)
(0.346)	(0.351)	(0.353)	(0.363)	(0.364)

$12.100	$11.470	$11.240	$11.240	$11.430

8.64%	5.34%	3.17%	1.51%	1.64%

$2,450	$3,359	$5,123	$6,003	$7,892
1.69%	1.63%	1.60%	1.61%	1.60%

1.71%	1.71%	1.71%	1.73%	1.73%
2.91%	3.19%	3.12%	3.17%	3.20%

2.89%	3.11%	3.01%	3.05%	3.07%
7%	10%	11%	8%	15%

Financial highlights
Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.480	$11.250	$11.250	$11.440	$11.630

0.342	0.353	0.352	0.363	0.364
0.633	0.228	—	(0.190)	(0.190)
0.975	0.581	0.352	0.173	0.174

(0.345)	(0.351)	(0.352)	(0.363)	(0.364)
(0.345)	(0.351)	(0.352)	(0.363)	(0.364)

$12.110	$11.480	$11.250	$11.250	$11.440

8.63%	5.34%	3.16%	1.51%	1.56%

$35,591	$19,176	$11,490	$11,535	$13,430
1.69%	1.63%	1.60%	1.61%	1.60%

1.71%	1.71%	1.71%	1.73%	1.73%
2.91%	3.19%	3.12%	3.17%	3.20%

2.89%	3.11%	3.01%	3.05%	3.07%
7%	10%	11%	8%	15%

Financial highlights
Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.450	$10.300	$10.300	$10.550	$10.700

0.429	0.409	0.411	0.435	0.449
0.700	0.148	—	(0.250)	(0.150)
1.129	0.557	0.411	0.185	0.299

(0.429)	(0.407)	(0.411)	(0.435)	(0.449)
(0.429)	(0.407)	(0.411)	(0.435)	(0.449)

$11.150	$10.450	$10.300	$10.300	$10.550

11.02%	5.65%	4.04%	1.75%	2.90%

$37,716	$22,780	$15,340	$14,817	$13,519
0.80%	0.85%	0.85%	0.79%	0.65%

1.07%	1.10%	1.09%	1.10%	1.09%
3.94%	4.10%	3.97%	4.13%	4.28%

3.67%	3.85%	3.73%	3.82%	3.84%
15%	36%	28%	14%	20%

Financial highlights
Delaware Tax-Free New York Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.420	$10.270	$10.280	$10.530	$10.670

0.347	0.334	0.333	0.357	0.370
0.700	0.148	(0.010)	(0.250)	(0.140)
1.047	0.482	0.323	0.107	0.230

(0.347)	(0.332)	(0.333)	(0.357)	(0.370)
(0.347)	(0.332)	(0.333)	(0.357)	(0.370)

$11.120	$10.420	$10.270	$10.280	$10.530

10.21%	4.88%	3.17%	0.99%	2.23%

$736	$1,018	$1,549	$2,164	$2,858
1.55%	1.60%	1.60%	1.54%	1.40%

1.82%	1.85%	1.84%	1.85%	1.84%
3.19%	3.35%	3.22%	3.38%	3.53%

2.92%	3.10%	2.98%	3.07%	3.09%
15%	36%	28%	14%	20%

Financial highlights
Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.420	$10.270	$10.280	$10.530	$10.670

0.346	0.333	0.333	0.357	0.370
0.700	0.148	(0.010)	(0.250)	(0.140)
1.046	0.481	0.323	0.107	0.230

(0.346)	(0.331)	(0.333)	(0.357)	(0.370)
(0.346)	(0.331)	(0.333)	(0.357)	(0.370)

$11.120	$10.420	$10.270	$10.280	$10.530

10.20%	4.88%	3.17%	0.99%	2.23%

$13,462	$5,651	$2,049	$2,131	$2,068
1.55%	1.60%	1.60%	1.54%	1.40%

1.82%	1.85%	1.84%	1.85%	1.84%
3.19%	3.35%	3.22%	3.38%	3.53%

2.92%	3.10%	2.98%	3.07%	3.09%
15%	36%	28%	14%	20%

Notes to financial statements
Delaware multiple state tax-free funds	August 31, 2010

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Insured Funds are individually referred to as a Trust and collectively as the Trusts. These financial statements and related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund (each, a Fund or, collectively, the Funds). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in its respective state, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. These securities will generally be categorized as Level 2 investments. Open-end investment companies are valued at their published net asset value. These securities will generally be categorized as Level 1 investments. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. These securities will generally be categorized as Level 3 investments.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (August 31, 2007 - August 31, 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended August 31, 2010.

Notes to financial statements
Delaware multiple state tax-free funds

1. Significant Accounting Policies (continued)

The Funds may receive earnings credits from their transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statements of operations with the corresponding offset shown as “expense paid indirectly.” For the year ended August 31, 2010, the Funds earned the following amounts under this agreement:

Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$66	$46	$147	$67	$25

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed specified percentages of average daily net assets as shown below until such time as the waivers are discontinued. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Effective January 1, 2010
operating expense limitation
as a percentage of average
daily net assets (per annum)	—%	0.57%	—%	—%	0.55%

Through December 31, 2009,
operating expense
limitation as a percentage
of average daily net assets
(per annum)	0.50%	0.63%	0.64%	0.65%	0.60%
Expiration date	12/31/09	12/31/09	12/31/09	12/31/09	12/31/09

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended August 31, 2010, each Fund was charged for these services as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$6,091	$4,155	$12,407	$6,173	$1,954

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

Notes to financial statements
Delaware multiple state tax-free funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At August 31, 2010, each Fund had liabilities payable to affiliates as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Investment management
fee payable to DMC	$50,132	$30,131	$117,462	$64,741	$11,850
Dividend disbursing,
transfer agent and fund
accounting oversight
fees and other expenses
payable to DSC	2,270	1,804	5,108	2,650	1,246
Distribution fees
payable to DDLP	31,912	30,784	63,700	52,383	19,105
Other expenses payable to
DMC and affiliates*	4,228	3,412	7,983	3,995	2,455

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended August 31, 2010, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$4,563	$3,294	$9,785	$5,373	$1,848

For the year ended August 31, 2010, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$10,452	$14,210	$23,982	$57,128	$45,905

For the year ended August 31, 2010, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Class A	$—	$—	$—	$—	$—
Class B	1,009	261	303	535	—
Class C	445	1,803	1,085	9,119	844

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2010, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Purchases	$18,431,501	$30,471,028	$41,337,553	$37,688,730	$24,034,969
Sales	33,144,867	28,406,921	42,191,387	8,050,034	5,779,101

At August 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Cost of
investments	$111,694,928	$86,068,606	$237,480,796	$133,317,440	$47,417,949
Aggregate
unrealized
appreciation	$7,992,529	$5,393,989	$15,897,546	$9,768,272	$3,675,703
Aggregate
unrealized
depreciation	(346,228)	(1,018,756)	(2,345,809)	(6,963)	(87,444)
Net unrealized
appreciation	$7,646,301	$4,375,233	$13,551,737	$9,761,309	$3,588,259

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value

Notes to financial statements
Delaware multiple state tax-free funds

3. Investments (continued)

measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3 –	inputs are significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments)

The following table summarizes the valuation of the Funds’ investments by fair value hierarchy levels as of August 31, 2010:

	Delaware Tax-Free Arizona Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$118,095,526	$118,095,526
Short-Term Investment	1,245,703	—	1,245,703
Total	$1,245,703	$118,095,526	$119,341,229

	Delaware Tax-Free California Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$88,983,231	$88,983,231
Short-Term Investments	460,608	1,000,000	1,460,608
Total	$460,608	$89,983,231	$90,443,839

	Delaware Tax-Free Colorado Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$250,654,145	$250,654,145
Short-Term Investment	378,388	—	378,388
Total	$378,388	$250,654,145	$251,032,533

	Delaware Tax-Free Idaho Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$140,081,231	$140,081,231
Short-Term Investments	297,518	2,700,000	2,997,518
Total	$297,518	$142,781,231	$143,078,749

	Delaware Tax-Free New York Fund
		Level 2
Municipal Bonds		$49,806,208
Short-Term Investments		1,200,000
Total		$51,006,208

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ fiscal year ending August 31, 2010 and interim periods therein. During the year ended August 31, 2010, there were no transfers of securities between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2010 and 2009 was as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Year Ended 8/31/10
Tax-exempt income	$4,579,114	$3,488,842	$10,068,514	$4,144,275	$1,443,380
Ordinary income	108,858	99,956	178,857	184,644	17,789
Total	$4,687,972	$3,588,798	$10,247,371	$4,328,919	$1,461,169

Year Ended 8/31/09
Tax-exempt income	$4,956,787	$3,385,072	$10,156,494	$3,483,707	$894,982
Ordinary income	—	—	12,530	—	—
Total	$4,956,787	$3,385,072	$10,169,024	$3,483,707	$894,982

Notes to financial statements
Delaware multiple state tax-free funds

5. Components of Net Assets on a Tax Basis

As of August 31, 2010, the components of net assets on a tax basis were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Shares of beneficial
interest	$111,486,795	$87,796,897	$243,576,419	$132,577,310	$48,369,674
Undistributed
long-term
capital gains	—	—	—	200	—
Distributions
payable	(110,017)	(89,889)	(246,421)	(116,278)	(42,305)
Undistributed
tax-exempt
income	136,213	108,652	246,421	105,059	41,654
Post-October
losses	—	(499,093)	—	—	(19,786)
Capital loss
carryforwards	(32,820)	(10,217)	(2,998,984)	—	(23,182)
Unrealized
appreciation of
investments	7,646,301	4,375,233	13,551,737	9,761,309	3,588,259
Net assets	$119,126,472	$91,681,583	$254,129,172	$142,327,600	$51,914,314

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of distribution payables and tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through August 31, 2010 that, in accordance with federal income tax regulations, the identified Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2010, the Funds recorded the following reclassifications:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Undistributed
(distributions in excess of)
net investment income	$(19,269)	$(2,954)	$(15,879)	$11,932	$(8,111)
Accumulated net realized
gain (loss)	19,269	2,954	15,879	(11,932)	8,111

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2010, the Funds utilized capital loss carryforwards as follows:

Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund
$1,415,651	$217,477	$2,102,969	$89,623

Capital loss carryforwards remaining at August 31, 2010 will expire as follows:

	Delaware	Delaware	Delaware	Delaware
Year of	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Expiration	Arizona Fund	California Fund	Colorado Fund	New York Fund
2012	$32,820	$—	$693,591	$—
2013	—	—	57,695	—
2014	—	—	2,203,520	—
2016	—	10,217	44,178	14,929
2018	—	—	—	8,253
Total	$32,820	$10,217	$2,998,984	$23,182

Notes to financial statements
Delaware multiple state tax-free funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free		Delaware Tax-Free		Delaware Tax-Free
	Arizona Fund		California Fund		Colorado Fund
	Year Ended		Year Ended		Year Ended
	8/31/10	8/31/09	8/31/10	8/31/09	8/31/10	8/31/09
Shares sold:
Class A	515,840	756,808	1,434,211	825,013	1,455,185	1,387,638
Class B	6	1,968	12,712	9,030	—	1,049
Class C	109,633	102,547	298,932	208,816	370,563	281,038

Shares issued upon reinvestment of dividends and distributions:
Class A	187,152	207,965	152,556	152,565	566,146	595,084
Class B	6,483	12,138	9,449	13,524	3,385	4,925
Class C	13,172	13,735	32,069	35,227	31,073	24,239
	832,286	1,095,161	1,939,929	1,244,175	2,426,352	2,293,973

Shares repurchased:
Class A	(1,748,428)	(1,879,717)	(1,038,915)	(1,444,076)	(2,288,864)	(2,677,810)
Class B	(344,965)	(307,293)	(204,969)	(167,397)	(130,484)	(124,079)
Class C	(97,006)	(267,390)	(262,607)	(358,482)	(145,599)	(141,654)
	(2,190,399)	(2,454,400)	(1,506,491)	(1,969,955)	(2,564,947)	(2,943,543)
Net increase
(decrease)	(1,358,113)	(1,359,239)	433,438	(725,780)	(138,595)	(649,570)
	Delaware Tax-Free		Delaware Tax-Free
	Idaho Fund		New York Fund
	Year Ended		Year Ended
	8/31/10	8/31/09	8/31/10	8/31/09
Shares sold:
Class A	1,582,213	1,615,020	1,519,766	1,035,723
Class B	853	5,765	880	4,787
Class C	1,457,021	758,087	830,745	396,933

Shares issued upon reinvestment of dividends and distributions:
Class A	206,666	171,510	66,469	40,258
Class B	5,292	8,957	1,486	2,303
Class C	48,259	22,570	18,395	6,249
	3,300,304	2,581,909	2,437,741	1,486,253

Shares repurchased:
Class A	(709,358)	(679,777)	(383,035)	(385,163)
Class B	(96,566)	(177,717)	(33,835)	(60,185)
Class C	(237,236)	(131,937)	(180,662)	(60,407)
	(1,043,160)	(989,431)	(597,532)	(505,755)
Net increase	2,257,144	1,592,478	1,840,209	980,498

For the years ended August 31, 2010 and 2009, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on page 123 and the statements of changes in net assets.

	Year Ended			Year Ended
	8/31/10			8/31/09
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free
Arizona Fund	202,963	203,104	$2,307,336	126,754	126,825	$1,338,820
Delaware Tax-Free
California Fund	118,852	119,295	1,315,929	92,283	92,659	913,283
Delaware Tax-Free
Colorado Fund	80,300	80,348	875,705	28,997	29,016	288,928
Delaware Tax-Free
Idaho Fund	67,072	66,958	786,291	58,929	58,820	644,988
Delaware Tax-Free
New York Fund	24,033	23,966	257,369	33,488	33,413	327,019

7. Line of Credit

The Funds, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participate in a $35,000,000 revolving line of credit with The Bank of New York Mellon to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Funds had no amounts outstanding as of August 31, 2010 or at any time during the year then ended.

Notes to financial statements
Delaware multiple state tax-free funds

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At August 31, 2010, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified in the statements of net assets.

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
37.67%	18.94%	25.23%	29.40%	10.59%

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service Inc., Standard & Poor’s Rating Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. As of August 31, 2010, Rule 144A and illiquid securities have been identified on the statements of net assets.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined no material events or transactions occurred subsequent to August 31, 2010 that would require recognition or disclosure in the Funds’ financial statements.

11. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2010, each Fund designates distributions paid during the year as follows:

	(A)
	Ordinary	(B)
	Income	Tax-Exempt	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free Arizona Fund	2.32%	97.68%	100.00%
Delaware Tax-Free California Fund	2.79%	97.21%	100.00%
Delaware Tax-Free Colorado Fund	1.75%	98.25%	100.00%
Delaware Tax-Free Idaho Fund	4.27%	95.73%	100.00%
Delaware Tax-Free New York Fund	1.22%	98.78%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds and Voyageur Mutual Funds II and the Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund and Delaware Tax-Free Colorado Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds) and Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) (hereafter collectively referred to as the “Funds”) at August 31, 2010, and the results of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights for each of the four years in the period ended August 31, 2009 were audited by other independent accountants whose report dated October 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2010

Other Fund information
(Unaudited)
Delaware multiple state tax-free funds

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Insured Funds (the “ Trusts”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trusts, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Funds for the fiscal year ending Aug. 31, 2010. During the fiscal years ended Aug. 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Funds did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Funds and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Funds nor anyone on their behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	81	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009-2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 to 2008)
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 to 2007)

Vice President and Treasurer	81	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 to 2008)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	81	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization
Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     Janet L. Yeomans
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $68,700 for the fiscal year ended August 31, 2010.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $64,400 for the fiscal year ended August 31, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended August 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended August 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $12,350 for the fiscal year ended August 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $16,750 for the fiscal year ended August 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2009.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $216,464 for the registrant’s fiscal years ended August 31, 2010 and August 31, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: VOYAGEUR MUTUAL FUNDS

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 3, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 3, 2010

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 3, 2010